As filed with the Securities and Exchange Commission on April 26, 2019

Registration Nos.                                                      333-149362
811-04328

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. 20	[ X ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]

Amendment No. 41	[ X ]
(Check appropriate box or boxes.)

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
(SEPARATE ACCOUNT B)
(Exact Name of Registrant)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
(Name of Depositor)

40 Wall Street, New York, New York 10005
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Matthew Berman
Foresters Life Insurance and Annuity Company
40 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)

Copies of all communications to:

Scott Richardson, Esq. Foresters Financial 40 Wall Street New York, NY 10005	Mark Amorosi, Esq. K&L Gates LLP 1601 K Street, NW Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement.

It is proposed that this filing will become effective (check the appropriate box):

[_]            Immediately upon filing pursuant to paragraph (b) of Rule 485

[X]            On May 1, 2019 pursuant to paragraph (b) of Rule 485

[_]            60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]            On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_]            This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities Being Registered:  An indefinite amount of units of interest in First Investors Life Level Premium Variable Life Insurance (Separate Account B) under variable life insurance policies.

ISP CHOICE
A Level Premium Variable Life Insurance Policy
with four premium payment period options
ISPC-10, ISPC-20, ISPC-65,
ISPC-Whole Life, ISP10 Express
Offered By Foresters Life Insurance and Annuity Company Through First Investors Life Separate Account B.
40 Wall Street, New York, New York 10005 / 1(800) 832-7783
This prospectus describes an individual Level Premium Variable Life Policy (the “Policy”) formerly offered by Foresters Life Insurance and Annuity Company (“FLIAC”, “We”, “Us” or “Our”; “You” and “Your” refer to a prospective or existing owner of a Policy) through First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B”).  The Policy offered either a standard underwriting procedures option or a non-medically underwritten option.  A Policy that used standard underwriting procedures offered four premium payment periods – a 10-year option (“ISP CHOICE 10” or “ISPC-10”), a 20-year option (“ISP CHOICE 20” or “ISPC-20”), an option to pay until age 65 (“ISP CHOICE-65” or “ISPC-65”), and an option to pay until age 100 (“ISP CHOICE-Whole Life” or “ISPC-WL”).  A non-medically underwritten Policy was only available in a 10-year premium payment option, referred to as ISP10 Express.  New Policies are not currently being offered for sale. Existing Policyowners may continue to make additional payments under their respective Policy.
Please read this prospectus and keep it for future reference. It contains important information, including all material benefits, features, rights and obligations under a Policy, that You should know. This prospectus is valid only when accompanied by the current prospectus for the First Investors Life Series Funds (“Life Series Funds”).
The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
FLIAC does not guarantee the performance of the segregated investment options under the Separate Account B that correspond to the series of the Life Series Funds (“Funds”). The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.
This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. FLIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by FLIAC.
The date of this prospectus is May 1, 2019.

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CONTENTS
SUMMARY OF BENEFITS AND RISKS OF THE POLICY	2
Policy Benefits	2
Policy Risks	3
General Account Risk	4
Risks of the Life Series Funds	4
FEE TABLES	5
DESCRIPTION OF THE POLICY	10
Who We Are and How to Contact Us	10
How The Policy Works	13
Policy Application Process	13
Premiums	14
Premium Loans to Pay Premiums	15
Allocation of Net Premiums To Investment Options	15
The Death Benefit	18
Cash Value	20
Settlement Options	22
Optional Insurance Riders	22
Other Provisions	24
Fees, Charges and Expenses	27
Periodic Charges Deducted from the Subaccount Value	29
FEDERAL TAX INFORMATION	30
Policy Proceeds	30
Surrenders and Loans	30
OTHER INFORMATION	34
Voting Rights	34
Reports	34
Financial Statements	35

SUMMARY OF BENEFITS AND RISKS OF THE POLICY
This summary outlines important benefits and risks associated with the Policy. More detailed information about the Policy follows the summary.
POLICY BENEFITS
The Policy provides life insurance protection on the named Insured, and pays death benefit proceeds when the Insured dies while the Policy is in effect. The Policy allows You to select the amount of life insurance that You want or the amount of premium that You will pay each year, and to select one of four premium payment period options. In the case of ISP CHOICE-10 and ISP10 Express You pay premiums for 10 years, in the case of ISP CHOICE-20 You pay premiums for 20 years, in the case of ISP CHOICE-65 You pay premiums until You reach age 65 and in the case of ISP CHOICE-Whole Life You pay premiums until You reach age 100.
Once You make Your selections and the Policy is issued, Your premium and payment premium period cannot be changed by You or Us. The net amount of each premium remaining after deduction of Policy charges is invested in Our Fixed Account and/or one or more investment Subaccounts in accordance with Your instructions. You may not invest more than 50% of Your premiums in the Fixed Account.
The Policy is designed to provide You with permanent life insurance protection as long as You pay Your premiums for the premium payment period. After that, the Policy remains in force for the life of the Insured unless You choose to surrender Your Policy, or You borrow against it to an extent that causes it to lapse. Your choice of the payment period depends on how much life insurance coverage You want or need. In general, the longer that You pay Your premiums, the greater the life insurance coverage You will obtain per premium dollar. Thus, You will obtain the most initial coverage by purchasing ISPC-WL and the least initial coverage by purchasing ISPC-10 or ISP10 Express.
Upon the death of the Insured, the Policy’s death benefit will be paid to the named Beneficiary. The amount of the death benefit may increase above the Policy’s guaranteed minimum death benefit (known as the “Face Amount”) based upon the investment experience of the Subaccounts You select and the credited interest in the Fixed Account if chosen. However, We guarantee that the death benefit will not be less than the Policy’s Face Amount (the guaranteed minimum death benefit reduced by any outstanding Policy loans, accrued interest, partial surrenders and due and unpaid premiums).
The Subaccounts invest in corresponding Funds of the Life Series Funds. Each Fund is a professionally managed mutual fund with its own investment objectives, strategies and risks. The Fixed Account, which is part of Our General Account, bears interest at a fixed guaranteed minimum interest rate, plus any additional interest that, in Our sole discretion, We may declare. Your Cash Value (see “Cash Value”) and Variable Insurance Amount (see “The Variable Insurance Amount”) will fluctuate based on a number of factors including the performance of the Subaccounts You select and the proportion of Your Cash Value which You allocate to the Fixed Account.
You may change Your allocation of future additional premiums subject to certain limitations. You may also change the allocation of Cash Values among the Subaccounts, or among the Subaccounts and the Fixed Account, through Transfers of Cash Value, Automated Subaccount Reallocations, or Systematic Transfers. Changes to the allocations of Cash Values are subject to certain conditions and restrictions described elsewhere in this prospectus.
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You may borrow up to 75% of the Policy Cash Value during the first three Policy Years and up to 90% of the Cash Value thereafter, if You assign Your Policy to Us as sole security. While the receipt of the principal of a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.
You may also fully surrender the Policy at any time while the Insured is living. The amount payable will be the Cash Value less any outstanding loan balance, including any accrued loan interest (“Surrender Value”). A surrender is a taxable event. You may surrender a portion of the Policy’s Cash Value on any Policy anniversary provided You meet Our requirements. Partial surrenders are not permitted if You have an outstanding Policy loan. Partial surrenders may have adverse tax consequences and will reduce the guaranteed minimum death benefit and the death benefit.
Subject to availability in Your state, We offered optional insurance riders to be elected at the time Your Policy was issued to add benefits to the Policy. You pay an additional premium amount for each rider and certain age, insurance underwriting requirements, limitations and restrictions apply. You may terminate a rider at any time and Your premium will be adjusted accordingly. Premiums for certain optional riders are not necessarily level for the term of the rider. See “Optional Insurance Riders” for further details.
POLICY RISKS
Because of the insurance costs, the Policy is not suitable for You unless You need life insurance. If You have no need for life insurance, You should consider a different type of investment.
The Policy involves a long-term commitment on Your part, and You should have the intention and financial ability to make the required premium payments. It is not suitable as a short-term savings vehicle.
The Policy is different from fixed-benefit life insurance because You bear the investment risks. The death benefit and Cash Value will increase or decrease as a result of the investment experience of the Subaccounts You select. However, the guaranteed minimum death benefit is never reduced based on negative performance of the Subaccounts. We bear the investment risk that the Fixed Account will produce a return equal to at least principal plus the minimum guaranteed rate of return. Because You may allocate no more than 50% of Your net premiums to the Fixed Account, investing in the Fixed Account does not eliminate investment risks.
If You take a partial surrender from Your Policy, reduce the Face Amount of the Policy, eliminate a rider, or make any other material change to the Policy after it is issued, this may convert the Policy into a modified endowment contract (“MEC”). See “Federal Tax Information — Surrenders and Loans” for more information. This can have adverse tax consequences to You.
If You decide to take Policy loans, they may reduce the death benefit and Cash Value of Your Policy, whether or not You repay the loans, because loans may undermine the growth potential of Your Policy. While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC.  A Policy loan may also cause a Policy to terminate if the Cash Value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors.  In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your basis in the Policy.
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Your Policy may lapse if you fail to pay Your premiums or Your loan balance exceeds the Cash Value. However, if You do not elect one of the continued insurance options, We will automatically purchase continued insurance with the Policy’s Cash Value. This may delay but not avoid the lapse of Your Policy.

GENERAL ACCOUNT RISK
The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Accumulation Value (such as those that may be associated with the death benefit), are paid from the General Account.  Any such amounts that We are obligated to pay in excess of Your Accumulation Value are subject to Our financial strength and claims-paying ability.
RISKS OF THE LIFE SERIES FUNDS
You bear the investment risk of the Funds underlying the Subaccounts You select. The investment objectives, principal investment strategies, and principal risks of the Funds are described in the attached Life Series Funds prospectus. There is no guarantee that any of the Funds will achieve its stated investment objective.

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FEE TABLES
The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The cost of insurance charges and optional rider premiums shown may not be representative of what You will pay because these charges are based on the Insured’s age, sex and underwriting class. Your Policy will be accompanied by an illustration based on Your actual annual premium and guaranteed minimum death benefit as determined by the Insured’s age, sex, underwriting classification, payment frequency and optional riders selected.
The table below describes the transaction fees and expenses that You will pay under the Policy, depending upon which premium payment period is chosen. The minimum charge indicated is based on the lowest rate for Our representative non-tobacco underwriting class. The maximum charge indicated is based on the highest possible charge at issue for our non-standard underwriting class (unless otherwise specified) up to Our maximum issue age for this class. The standard charge indicated is based upon Our representative Insured, a male age 35 in Our standard non-tobacco underwriting class at the time the Policy is issued.
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Transaction Fees and Other Charges and Expenses
Charge	When Charge is Deducted(1)	Amount Deducted
Maximum Premium Charge Percentage Imposed on Premiums (the Load) Percentage of Premium less Policy Charge	Upon each premium payment	Year(s)	ISPC-10	ISPC-20	ISPC-65	ISPC-WL	ISP10 Express
		1	33.5%	33.5%	33.5%	33.5%	33.5%
		2 to 5	11.5%	11.5%	11.5%	10.5%	11.5%
		6 and beyond(2)	8.5%	8.5%	8.5%	7.5%	8.5%
Maximum Deferred Sales Charge	Not Charged	NONE
Other Surrender Fees	Not Charged	NONE
Transfer Fees(3) (Limit of 6 transfers per Policy Year)	On 5th and 6th transfer	$10
Maximum Systematic Transfer Option Transfer Fee and Automated Subaccount Reallocation Transfer Fee	Upon transfer under the Systematic Transfer Option or Automated Subaccount Reallocation Option	$10(4)
Maximum First Year Charge	Upon payment of first year premium	$5 per $1,000 of Face Amount
Maximum Policy Charge	Upon each premium payment	ISPC-10	ISPC-20	ISPC-65	ISPC-WL	ISP10 Express
		$85	$85	$85	$65	$85
Modal Premium Charge(5)	Upon each premium payment	Annual: 0.000000 Semi-annual: 0.009996 Quarterly: 0.024273 Monthly: 0.039196

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Transaction Fees and Other Charges and Expenses (continued)
Charge	When Charge is Deducted(1)	Amount Deducted
Optional Rider Premiums			ISPC-10	ISPC-20	ISPC-65	ISPC-WL	ISP10 Express
		As % of Total Premium
Waiver of Premium	Upon each premium payment	Minimum	0.09%	0.13%	0.64%	0.87%	0.09%
		Maximum	3.11%	4.93%	1.81%	5.46%	3.11%
		Representative case(7)	0.23%	0.49%	1.08%	1.68%	0.23%
		Per $1,000 Face Amount of Rider
Accidental Death(6)	Upon each premium payment	Minimum	$1.50	$1.50	$1.00	$1.00	$1.50
		Maximum	$2.00	$1.75	$1.50	$1.50	$2.00
		Representative case(7)	$1.75	$1.50	$1.25	$1.00	$1.75
Children’s Term Life Insurance Rider (Not available on ISPC-10 or ISP10 Express)		Per $1,000 Face Amount of Rider
	Upon each premium payment	Minimum	N/A	$5.25	$5.25	$5.25	N/A
		Maximum	N/A	$5.25	$5.25	$5.25	N/A
Spouse’s Term Life		Per $1,000 Face Amount of Rider
Insurance Rider (Not available on ISPC-10 or ISP10 Express)	Upon each premium payment	Minimum	N/A	$0.62	$0.62	$0.62	N/A
		Maximum	N/A	$15.70	$10.25	$15.70	N/A
		Per $1,000 Face Amount of Rider
10 Year Level Term Insurance Rider (Not available on ISP10 Express)	Upon each premium payment	Minimum	$0.67	$0.67	$0.67	$0.67	N/A
		Maximum	$43.47	$43.47	$25.87	$43.47	N/A
		Representative case(7)	$2.70	$2.70	$2.70	$2.70	N/A
		Per $1,000 Face Amount of Rider
20 Year Level Term Insurance Rider (Not available on ISPC-10 or ISP10 Express)	Upon each premium payment	Minimum	N/A	$0.66	$0.66	$0.66	N/A
		Maximum	N/A	$67.24	$17.44	$67.24	N/A
		Representative case(7)	N/A	$2.82	$2.82	$2.82	N/A
(1) The table assumes that premiums are paid at issue and then on each Policy anniversary. If You pay Your premium on an installment basis over the course of a Policy Year, the charges, which are premium-based, will be prorated over those payments.
(2) The Policy allows You to select the period of time over which You will pay premiums. The transaction fees and other charges and expenses shown in the table apply to all premium payment periods unless specifically noted. There are four premium payment period options available. In the case of ISP CHOICE-10 and ISP10 Express You pay premiums for 10 years, in the case of ISP CHOICE-20 You pay premiums for 20 years, in the case of ISP CHOICE-65 You pay premiums until You reach age 65 and in the case of ISP CHOICE-Whole Life You pay premiums until You reach age 100.
(3) We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account.
(4) Currently, transfers made under these options are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies.
(5) If you elect to pay Premiums at more frequent intervals than annually, there is a Modal Premium Charge. We calculate this charge by multiplying the Premium, less any Extra Premium, less the Policy Charge by the Modal Premium Percentage shown in the Policy Schedule and subtract this charge from your Premium when received. If you pay your Premiums on an annual basis, the Modal Premium Charge is zero.
(6) The benefit issued may not exceed $200,000 less all of the Insured’s accidental death benefit coverage in all other insurance companies.
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(7) The Representative case is based on Our Representative Insured.  This is a male, age 35 at the time the Policy is issued, and is in Our standard non-tobacco underwriting class. The guaranteed maximum premiums are shown.
The next table describes the fees and expenses that We may deduct from Your Cash Value periodically over the life of the Policy(ies). These fees and expenses do not include operating fees and expenses of the Funds.
Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance(1)	Last Day of Policy Year and/or Upon Surrender(2)		ISPC-10	ISPC-20	ISPC-65	ISPC-WL	ISP10- Express
		Minimum(3)	$0.18 per $1,000 of net amount at risk (NAR)		$0.43 per $1,000 NAR		$0.18 per $1,000 of net amount at risk (NAR)
		Maximum(3)	$1,000 per $1,000 NAR
		Representative Case(4)	$1.12 per $1,000 NAR
Mortality and Expense Risks Charge	Daily	Effective Annual Rate of Your Subaccount Value	0.50%	0.50%	0.50%	0.50%	1.50%
Policy Loan Interest	Policy Anniversary	6% of the outstanding loan(5)
Income Tax Charge(6)	Not charged	None deducted

(1) Your cost of insurance charges will be determined by the insurance rates applicable to Your Policy based upon the Insured’s age, sex, Underwriting Class of Risk, as well as the net amount at risk (NAR). As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your representative. The NAR under a Policy is equal to the Policy's guaranteed minimum death benefit, plus the Variable Insurance Amount, minus the Cash Value. The NAR may decrease or increase each year depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.
(2) If the Total Benefit Base at the end of the first Policy Year is less than the cost of insurance due, the balance will be included in the cost of insurance charged on the last day of the following Policy Year.
(3) The minimum charge reflects the annual cost of insurance rate per $1000 of NAR for a female, age 5 for ISPC-10, ISP10 Express and ISPC-20 and a female, nonsmoker, age 18 for ISPC-65 and ISPC-WL. The maximum charge reflects the annual cost of insurance rate per $1000 of NAR for all rating classifications at age 120.
The maximum first year cost of insurance charge based on the maximum issue age for the Policy is equal to $17.41 per $1000 of NAR for ISPC-10, ISP10 Express and ISPC-20, $10.10 per $1000 of NAR for ISPC-65 and $17.41 per $1000 of NAR for ISPC-WL.
(4) The representative case is based on Our representative Insured. This is a male, age 35 at the time the Policy is issued and is in Our standard non-tobacco underwriting class. There is no difference in the cost of insurance between the standard and non-standard class. The charge indicated is the maximum rate We can deduct for the first year cost of insurance charge.
(5) Because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 2%.
(6) We reserve the right to impose this charge if We incur taxes attributable to Separate Account B.

The next table below describes the range of fees and expenses for the Funds that You will indirectly pay during the time that You own the Policy. The table shows the minimum and
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maximum Total Annual Fund Operating Expenses as of December 31, 2018. These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the accompanying prospectus for the Funds.

Total Annual Fund Operating Expenses
	Minimum	Maximum
Range of expenses that are deducted from Fund assets, including management fees and other expenses.	0.78%	1.32%

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DESCRIPTION OF THE POLICY
WHO WE ARE AND HOW TO CONTACT US
Foresters  Life Insurance and Annuity Company (“FLIAC”, “We” and “Our”) with its home office located at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We issue life insurance policies and annuity contracts.
FLIAC is part of Foresters Financial Holding Company, Inc. (“FFHC”), a holding company, which owns all of the voting common stock of FLIAC. Other affiliates of FLIAC include: Foresters Financial Services, Inc. (“FFS”), the distributor of the Policies; Foresters Investment Management Company, Inc. (“FIMCO”), the investment adviser of the Life Series Funds; and Foresters Investor Services, Inc. (“FIS”), the transfer agent for the Life Series Funds.
On April 9, 2019, The Independent Order of Foresters, the ultimate parent company of FLIAC, FIMCO, FFS and FIS, announced that it has entered into the two definitive purchase agreements described below that, once completed, will result in the sale of its U.S. asset management businesses.
First, FIMCO has entered into an Asset Purchase Agreement with Macquarie Management Holdings, Inc. (“Macquarie”) whereby Macquarie, a global investment management firm headquartered in Philadelphia, Pennsylvania, will purchase FIMCO’s assets related to the mutual fund management business, including the Funds (the “FIMCO Transaction”).  The FIMCO Transaction is not expected to result in any material changes to the Funds’ investment objectives or principal investment strategies.  However, upon the completion of the FIMCO Transaction, Macquarie expects that each Fund will be reorganized into a substantially similar fund that is managed by Delaware Management Company, a subsidiary of Macquarie (the “Reorganizations”).  The FIMCO Transaction is expected to be completed during the fourth calendar quarter of 2019, pending the satisfaction of certain closing conditions and approvals, including approvals of the Reorganizations by the Funds’ Board of Trustees and Fund shareholders at a special shareholder meeting.
Second, FFS and Foresters Advisory Services, LLC (“FAS”), an investment advisory affiliate of FIMCO, FFS and FIS, have entered into an Asset Purchase Agreement with Cetera Financial Group, Inc. (“Cetera”), a U.S.-based wealth management firm headquartered in Denver, Colorado, whereby Cetera will purchase FFS’ retail brokerage business and FAS’ retail advisory business (the “FFS Transaction”). The FFS Transaction is expected to be completed in the second calendar quarter of 2019.
FLIAC will continue to administer and provide all contractual benefits of Your Policy.  The terms, benefits and features of Your Policy will not change as a result of the FIMCO Transaction or the FFS Transaction.
For information or service concerning a Policy, You can contact Us in writing at Our Administrative Office, located at Raritan Plaza 1, Edison, NJ 08837. You can call Us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or fax Us at 732-510-4209. You can also contact Us through Our website at www.foresters.com.
You should send any payments, notices, elections, or requests, as well as any other documentation that We require for any purpose in connection with Your Policy to Our Administrative Office. No such payment, notice, election or request will be treated as having been “received” by Us until We have actually received it, as well as any related forms and items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our
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Administrative Office. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.
Separate Account B
We issue the Policies described in this prospectus through Our Separate Account B. We established Separate Account B on June 4, 1985, under the provisions of the New York Insurance Law. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").
We segregate the assets of Separate Account B from the assets in Our general account (the “General Account”). The assets of Separate Account B fall into two categories: (1) assets equal to Our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that We charge to Separate Account B. The assets equal to Our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of Our other liabilities. The assets We derive from Our charges do not support the Policy, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account B.
All the income, gains and losses (realized or unrealized) allocated to Separate Account B are credited to or charged against Separate Account B without regard to Our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account B. Assets allocated to Separate Account B support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You.
Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay You any capital distributions from the Policies.
The Fixed Account
The Fixed Account is not part of Separate Account B. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account B or in any other legally segregated separate accounts. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets that You choose to allocate to the Fixed Account will earn at least the minimum effective annual interest rate associated with Your Policy.  For Policies sold on or after October 1, 2012, the minimum effective annual interest rate is 3%.  For Policies sold prior to October 1, 2012, the minimum effective annual interest rate is 4%.
We may, but are not required to, declare interest in excess of this rate (“excess interest”). In the event that We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You. However any excess interest already credited to Your account is non-forfeitable. You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the minimum guaranteed or declared rates of return.
Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Policy Cash Value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Policy Cash Value are subject to Our financial strength and claims-paying ability. The Fixed Account is not
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registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account is registered as an investment company under the 1940 Act.  Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
Life Series Funds
Each of the Subaccounts available under the Policy invests in a corresponding Fund of the Life Series Funds. Each Fund is an open-end management investment company registered with the SEC under the 1940 Act. The Life Series Funds consists of twelve (12) separate Funds, all of which are available to Policyowners of Separate Account B. Each of the Funds offers its shares only through the purchase of a Policy or another variable life or variable annuity contract issued by FLIAC or by other insurance companies. The Life Series Funds reserve the right to offer shares to other separate accounts or directly to Us.
The Life Series Funds are selected to provide an appropriate range of investment options for persons invested in the Policies from conservative to more aggressive investment strategies. Our affiliate, FIMCO is the investment adviser of the Life Series Funds and receives investment management fees for its services. FIMCO pays a portion of its investment management fees to subadvisers who manage the Life Series Funds. Because We are affiliated with FIMCO, We may indirectly benefit from any investment management fee FIMCO retains. FIMCO is a New York corporation located at 40 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained  Smith Asset Management Group, L.P., 100 Crescent Court-Suite 1150, Dallas, Texas 75201 to serve as subadviser of the Select Growth Fund; Vontobel Asset Management Inc., 1540 Broadway, New York, New York 10036 to serve as subadviser of the International Fund; Muzinich & Co., Inc., 450 Park Avenue, New York, New York 10022 to serve as subadviser for the Fund For Income and to a portion of the Investment Grade, Limited Duration Bond and Total Return Funds; and Ziegler Capital Management, LLC, 70 West Madison   Street, 24th floor, Chicago, IL 60602 to serve as subadviser for the Covered Call Strategy Fund. See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.
Although some of the Funds have similar names, the same portfolio manager(s) and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.
The following table includes the investment objective for each Fund that is available under the Policy. There is no guarantee that any of the Funds will achieve its stated objective. There is a Subaccount with the same name as its corresponding underlying Fund. You bear the entire investment risks of the Funds You select through the corresponding Subaccounts. The degree of investment risk You assume will depend on the Subaccounts (and the underlying Funds they invest in) You select. You should consider Your allocations carefully. The investment objectives, principal investment strategies, principal risks and management of the Funds are described in the accompanying Life Series Funds prospectus. You may obtain a Life Series Funds prospectus by writing to Us at Our Administrative Office, located at Raritan Plaza 1, Edison, NJ 08837, calling Us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or faxing Us at 732-510-4209.  You also can obtain a Life Series Funds prospectus through Our website at www.foresters.com.
Fund	Investment Objective
Covered Call Strategy Fund	Long term capital appreciation.

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Equity Income Fund	Total return.
Fund For Income	High current income.
Government Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Growth & Income Fund	Long-term growth of capital and current income.
International Fund	Long-term capital growth.
Investment Grade Fund	A maximum level of income consistent with investment primarily in investment grade debt securities.
Limited Duration Bond Fund	Current income consistent with low volatility of principal.
Opportunity Fund	Long-term capital growth.
Select Growth Fund	Long-term growth of capital.
Special Situations Fund	Long-term growth of capital.
Total Return Fund	High, long-term total investment return consistent with moderate investment risk.

HOW THE POLICY WORKS
The Policy is described as "variable" because the amount of Your death benefit, Cash Value and loan value (the amount You can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) You select. You bear the entire investment risk with respect to that portion of the Policy's Cash Value which is allocated to the Separate Account B Subaccounts. We bear the investment risk with respect to that portion of the Policy’s Cash Value which is allocated to the Fixed Account. We also guarantee that the death benefit will never be less than the Face Amount (adjusted for Policy loans, accrued loan interest and any partial surrenders), if You pay all of Your premiums.
The following discussion describes how the Policy works. It generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and Cash Value are affected if premiums are not duly paid or if a Policy loan is made.
POLICY APPLICATION PROCESS
To purchase a Policy, You must submit a completed life insurance application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before issuing a Policy, We conduct underwriting to determine the proposed Insured's insurability.
For ISPC-20, ISPC-65 and ISPC-WL, We conduct standard underwriting.  Standard underwriting may include, but is not limited to, the testing of blood and urine, a physical examination, communication with the proposed Insured’s physician or other tests We feel are necessary or appropriate.  The amount of information We require for standard underwriting depends on the proposed Insured’s age and the amount of insurance for which the proposed Insured has applied.
For ISP10 Express We conduct non-medical underwriting.  Non-medical underwriting bases the insurability decision on the following information: Parts I and II of the Application for Life Insurance, a report from MIB, Inc. (formerly known as the Medical Information Bureau), a report from the Department of Motor Vehicles and a report from a pharmacy database.  All ISP10 Express applications are underwritten on this non-medical basis which generally results in shorter underwriting time and faster Policy issue.  However, because We do not obtain as much information as We do under Our standard underwriting criteria, the ISP10 Express Policy option has higher charges than would otherwise be the case if We had used Our standard underwriting procedures.
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We assume a greater mortality risk with ISP10 Express than the other Policy options due to the non-medical underwriting procedure.
The mortality risk that We assume is that the Insured will live for a shorter time than We estimated or the guaranteed minimum death benefit will be payable regardless of the performance of the Funds. If Your application is accepted, We will credit Your Policy with the initial net premium on the date that the Policy is issued. Until such time, Your initial premium is held in the General Account, during which time it may earn interest. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any application for any reason, including but not limited to failure to meet Our underwriting criteria. The Insured will be covered under the Policy as of the Policy’s issue date.
PREMIUMS
Premium Payment Period Choice
The Policy premiums are "level" because You pay the same amount each year for the premium payment period. The premium payment period is 10 years for ISPC-10 and ISP10 Express, 20 years for ISPC-20, through Your attained age 64 for ISPC-65 and through Your attained age 99 for ISPC-Whole Life. Once You select Your premium payment period (i.e., the number of years that premiums must be paid), the period is fixed. It cannot be changed by You or Us. Nor can the amount of the premium be changed (except as noted below under “The Frequency of Your Payments” and “Optional Insurance Riders”). After You have made the scheduled payments for the premium payment period, the Policy will stay in force for the life of the Insured unless You decide to surrender it or You borrow against it to the extent that it lapses. When referring to the life of the Insured, We mean up to a maximum age of 120.
In determining which payment period option to select, 10 years, 20 years, until 65, or Whole Life, You should consider a number of factors, including the amount of coverage that You want. For any single insured, the amount of coverage available will increase with the length of the payment period. For example, an ISPC-Whole Life Policy will produce a larger guaranteed minimum death benefit per dollar of premium than an ISPC-10 Policy. Of course, the payment period is longer.
The following example demonstrates premium amount and amount of insurance for the four premium payment period options where the Insured is a standard issue, 35 year old non-smoking male.

Male – Standard Issue Non-Smoker Age 35	ISP CHOICE-10	ISP CHOICE-20	ISP CHOICE-65	ISP CHOICE-WL	ISP10 Express
$50,000 Face Amount will cost	$1,540.50 Annual Premium	$944.50 Annual Premium	$766.50 Annual Premium	$632.00 Annual Premium	$1,540.50 Annual Premium
$1,000 Annual Premium will buy	$31,929 Face Amount	$53,229 Face Amount	$67,132 Face Amount	$82,452 Face Amount	$31,929 Face Amount

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The Amount of Your Premiums
The premium You pay is determined by the premium payment period You choose (ISPC-10, ISP10 Express, ISPC-20, ISPC-65, or ISPC-Whole Life), the amount of guaranteed minimum death benefit, the underwriting classification of the Insured and the frequency of the premium payments. We cannot increase this premium amount. However, there is an additional premium charge if You ask Us to accept Your premiums on other than an annual basis (see “Premium Payment Mode”).
For ISPC-10, there is a $600 minimum annual premium payment requirement for all issue ages (which does not include additional premiums for any riders that You may select). For ISPC-20, ISPC-65 and ISPC-Whole Life, there is a $25,000 minimum Face Amount requirement. For ISP10 Express there is a $25,000 minimum Face Amount and a $750 minimum annual premium payment requirement for all issue ages (which does not include additional premiums for any riders You may select).  In addition, ISP10 Express has a maximum Face Amount of $150,000.
In setting premium rates, We took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to Our surplus.
The Frequency of Your Payments
You pay premiums under a Policy for the premium payment period. Premium payments are due on or before the due dates at Our Administrative Office. If You pay early, We will place Your premium payment in Our General Account and, on the day that it is due, We will allocate the premium to the Subaccount(s) that You have selected. You may choose to pay Your premiums on a semi-annual, quarterly or monthly basis. If You do so, You will be subject to an additional charge. As a result, Your premium amounts will be higher, but the net amount allocated to Subaccounts will not increase by the entire amount the premium increases. You may only pay premiums monthly if You authorize Us to electronically deduct premiums from Your bank account (“Lifeline”). We are not liable for any bank charges You may incur if You fail to maintain a sufficient balance in Your bank account to pay the premiums. To change the frequency of Your premium payment, You must notify Us prior to Your next premium due date, which coincides with the new frequency premium due date. We will then recompute Your premium amount and bill You accordingly.
PREMIUM LOANS TO PAY Premiums
You may elect in the application or in a written request to Our Administrative Office to have any premium due (except for the initial premium) paid by an automatic loan against the Policy. Under the automatic premium loan provision, any premium not paid before the end of the grace period (31 days after a missed premium due date) is paid by an automatic loan against the Policy.
You may elect the automatic loan provision only if Your premium is not in default and the resulting Policy loan and loan interest to the next premium due date does not exceed the maximum loan value of Your Policy (see "Policy Loans"). If You do not resume paying premiums, the loans will continue to be used to pay Your premiums as they become due. This could eventually cause Your Policy to lapse, which could have adverse tax and other consequences. You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when We receive it at Our Administrative Office.
ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS
When You purchase a Policy, You select the percentage allocation of Your premium to the Subaccounts of Separate Account B and/or the Fixed Account.
Your allocations are subject to the following constraints:
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1. Allocation percentages must be in whole numbers;
2. Allocation percentages must add to 100%; and
3. The allocation percentage for the Fixed Account may not exceed 50%.
On the Policy’s issue date, the proportion of the initial net premium You designated for the Fixed Account will be allocated to the Fixed Account. The remainder of the initial net premium You designated for the Subaccounts will be allocated to the Government Cash Management Subaccount for a period of 20 days. On the 21st day, the Subaccount Benefit Base ( the value of the assets allocated to the Subaccounts) in the Government Cash Management Subaccount will be reallocated to the Subaccounts You designated on the application. This reallocation will occur as of the end of the 20th day following the issue date. If that day is not a Business Day, then the reallocation will occur as of the end of the next Business Day. Subsequent premiums will be allocated according to Your allocation percentages on file, unless You request a change in Your allocation percentages. A change in the allocation percentages for future premiums will affect reallocations occurring under the Automated Subaccount Reallocation Option. See “Automated Subaccount Reallocation Option” for additional information.
The net premium is credited to Your Policy on the Policy's issue date and on each premium due date thereafter, whether or not You have paid a premium by its due date. Your net premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.
Reallocating Your Policy Assets
Subject to the restrictions discussed below, You may change the allocation of Your Net Benefit Base (the value of the Subaccount Benefit Base plus the Fixed Account Benefit Base) among the Subaccounts, or among the Subaccounts and the Fixed Account, through a Transfer of Net Benefit Base by written notice, participation in Our Systematic Transfer Option, participation in Our Automated Subaccount Reallocation Option or by telephone.  Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.
Transfer of Net Benefit Base
You may transfer all or a portion of the Net Benefit Base between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account by providing Us with written notice of your request or by calling 1(800)832-7783.  There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer of the Net Benefit Base either to or from the Fixed Account is allowed in any 12-month period. The minimum transfer amount is $100. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Benefit Base (the value of the assets allocated to the Fixed Account). Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Benefit Base to the Net Benefit Base to exceed 50%.
We charge a $10 fee for transfers in excess of four per Policy Year, including those involving the Fixed Account. A transfer of Net Benefit Base made while the Automated Subaccount Reallocation Option is in effect automatically terminates the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Business Day We receive them, as described in “Processing Transactions”. We may defer transfers under the conditions described under “Payment and Deferment”.
Telephone Transfer Option
You may make transfers of Net Benefit Base as described above via telephone by calling 1(800)832-7783.  You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record your
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telephone call.  We may require written confirmation of your request.
We will not be liable for losses resulting from telephone requests that we believe are genuine.  We reserve the right to revoke or limit your telephone transaction privileges.  Telephone privileges may be denied to market timers and frequent or disruptive traders.
We cannot guarantee that telephone transactions will always be available.  For example, there may be interruptions in service beyond our control such as weather-related emergencies.
Systematic Transfer Option
You may request that a specified dollar amount be transferred from any one or more Subaccounts (the “originating Account(s)”) to any one or more other Subaccounts (the “receiving Account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer occurs on the first Business Day of the Policy Month or Policy Quarter (successive one-month and three-month periods, respectively, measured from the issue date) that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account. The minimum amount that may be transferred either from or to any one Account is $100. All transferred amounts must be specified in whole dollars.
The Systematic Transfer Option will terminate as to an originating Account if and when that Account is depleted. Such termination as to one originating Account will not have the effect of increasing any amounts thereafter transferred from other originating Accounts under the Systematic Transfer Option. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies, see “Transfer of Net Benefit Base” above. However, We reserve the right to impose a charge in the future for this option not to exceed $10. The Systematic Transfer Option terminates if and when the Benefit Base remaining in all of the originating accounts is depleted. We may terminate this option or modify Our rules governing this option at Our discretion by giving you 31 days written notice.
Automated Subaccount Reallocation Option
If You request, We will automatically reallocate the Subaccount Benefit Base at quarterly intervals according to the most recent premium allocation instructions on file with Us. The first such reallocation will occur on the first Business Day of the Policy Quarter that next follows the date on which We receive Your request.
Upon reallocation, the amount of Net Benefit Base allocated to each Subaccount is equal to (a) multiplied by (b), where:
(a) Is equal to:
1. The allocation percentage You have specified for that Subaccount; divided by
2. The sum of the allocation percentages for all such Subaccounts; and,
(b) Is equal to the sum of the Benefit Bases in all of the Subaccounts at the time of the reallocation.
Any requested changes in Your premium allocation instructions are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Benefit Bases among the Subaccounts. It will not affect the Fixed Account Benefit Base. Reallocation transfers of Subaccount Benefit Base made under this option are not subject to the minimum transfer amount described under “Transfer of Net Benefit Base”. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. However, We reserve the right to impose a charge for this option in the future not to exceed $10.
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A transfer of Net Benefit Base made while this Automated Subaccount Reallocation Option is in effect automatically terminates the option. You may subsequently re-elect this option by providing Us with notice. We may terminate or modify Our rules governing this option by giving You 31 days written notice.
Our Policies on Frequent Reallocations Among Subaccounts
The Policy is designed for long-term insurance/investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to six per Policy Year (not counting systematic and automated reallocations). We apply this limitation uniformly to all Policies.
We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.
We will only accept a transaction request that is in writing or made by telephone, and complies with our requirements for such requests. We will not accept transaction requests by any other means, including but not limited to, facsimile or e-mail requests. As described in the Life Series Funds prospectus, the Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of the Life Series Funds (other than the Government Cash Management Fund) and reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds’ policies, it is Our Policy to reject any reallocation request, without any prior notice, that appears to be part of a market timing strategy based upon the holding period of the investment, the amount of the investment being exchanged, and the Subaccounts involved.
The Risks to Policyowners of Frequent Reallocations
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.
In the case of the Subaccounts that invest indirectly in high-yield bonds and stocks of small and/or mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.
In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the New York Stock Exchange (“NYSE”). This could cause dilution in the value of the shares held by other shareholders.
THE DEATH BENEFIT
The death benefit is the amount We pay to the named Beneficiary at the death of the Insured. It is the sum of the guaranteed
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 minimum death benefit plus, if positive, a Variable Insurance Amount that is based upon the performance of the Subaccounts selected and the amount we have credited to You in the Fixed Account. We increase the death benefit to reflect (1) any insurance on the life of the Insured added by a rider and (2) any premium paid that applies to a period of time after the Insured's death. We reduce the death benefit to reflect (1) any outstanding Policy loan and loan interest, (2) any unpaid premium that applies to a period before the Insured's death and (3) partial surrenders. The death benefit is reduced pro rata for partial surrenders, as discussed later.
Generally, We pay the death benefit within seven days after We receive all claim requirements in a form satisfactory to Us at Our Administrative Office. If no settlement option is elected, We pay interest on death benefit proceeds from the date of death until We pay the death benefit.
There are several settlement options available, as discussed later. The Policyowner may reserve the right to change any selected settlement option prior to the Insured’s death. Thereafter, if the Policyowner did not make an election, the Beneficiary may apply the proceeds to one of the settlement options. We must receive an election of, or a change to, a settlement option in writing at Our Administrative Office in a form acceptable to Us.
Face Amount — The Guaranteed Minimum Death Benefit
We guarantee that the death benefit on Your Policy will never be less than the Policy's Face Amount, which is the guaranteed minimum death benefit (reduced for loans and partial surrenders). During the first Policy Year, the death benefit is equal to the guaranteed minimum death benefit. Thereafter, We determine the death benefit on each Policy anniversary for the next Policy Year by adjusting the death benefit by the change in the Variable Insurance Amount on the Policy anniversary. This is the death benefit payable if the Insured dies during the following Policy Year. In the event of a loan or partial surrender, the Face Amount is reduced (see “Policy Loans” and “Policy Surrenders” for more information).
We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed minimum death benefit exceeds the death benefit payable without such guarantee.
The Variable Insurance Amount
The Variable Insurance Amount is based upon the investment results of the Subaccounts that You have selected and the interest credited to the Fixed and Loan Accounts, if selected or applicable. We set the Variable Insurance Amount on each Policy anniversary and do not change it until the next Policy anniversary.
During the first Policy Year, the Variable Insurance Amount is zero. On the first Policy anniversary, and on each anniversary thereafter, We determine Your Variable Insurance Amount by comparing the “actual net investment return rate” of Your Subaccounts (as defined below) with an assumed investment return of 4% which We call “the Assumed Interest Rate.” The “actual net investment return rate” reflects the gross return on the underlying investments of Your Subaccounts plus the interest credited to the Fixed and Loan Accounts less Fund expenses and mortality and expense risk charges.
Your Variable Insurance Amount does not change if the actual net investment return rate is exactly equal to the Assumed Interest Rate. Your Variable Insurance Amount increases if the actual net investment return is greater than the Assumed Interest Rate and decreases if the actual net investment return rate is less than the Assumed Interest Rate.
The amount by which Your Variable Insurance Amount will increase or decrease during any Policy Year is determined by dividing the Excess Investment Return for a Policy Year by the applicable net single premium rate that is specified in Your Policy.
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The Excess Investment Return for a Policy Year is equal to the Total Benefit Base on the anniversary (the sum of all values in Your Subaccounts, Fixed Account and Loan Account) less the Assumed Benefit Base on the anniversary (the Total Benefit Base at the beginning of the Policy Year increased by any net premiums received and increased by interest at the 4% Assumed Interest Rate to the end of the Policy Year).
Your Policy includes a table of the applicable net single premium rates per $1.00 from ages 0 through 120. The net single premium increases as the Insured grows older, meaning that the Insured will receive less variable insurance per dollar of Excess Investment Return. Net single premiums also vary by the sex and underwriting classification (tobacco or non-tobacco) of the Insured.
The Variable Insurance Amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy Years. The cumulative amount may be positive or negative, depending on the investment performance of the Subaccounts selected. If the Variable Insurance Amount is negative, the death benefit is the guaranteed minimum death benefit. In other words, the death benefit is never less than the guaranteed minimum death benefit.
CASH VALUE
Determining Your Cash Value
There is no minimum guaranteed Cash Value. The Cash Value varies daily and on any day within the Policy Year equals the Cash Value as of the end of the prior Policy Year, plus the net premiums that You have paid since that date, plus the actual net investment return of the Subaccounts You have selected, plus the interest credited on the Fixed Account if selected, plus the interest credited to the Loan Account if You have any outstanding loans, adjusted for the cost of insurance protection and surrenders.
The Policy offers the possibility of increased Cash Value due to good investment performance and decreased Cash Value due to poor investment performance. You bear all of the investment risks.
Cost of Insurance Protection
Your Cash Value reflects a charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as Our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk. In all cases, We base the cost of insurance protection on the net amount at risk (NAR) (the Policy's guaranteed minimum death benefit, plus the Variable Insurance Amount, minus the Cash Value) and the person's sex and attained age. (See “Periodic Charges Deducted from the Subaccount Value – Cost of Insurance Protection.”)
Policy Surrenders
You may fully surrender the Policy for its Surrender Value (its Cash Value less any outstanding Policy loans and loan interest) at any time while the Insured is living. The amount payable will be the Surrender Value that We next compute after We receive the surrender request at Our Administrative Office. If You request a full surrender, it will be effective on the date that We receive both the Policy and a written request in a form acceptable to Us.
You may partially surrender Your Policy on any Policy anniversary. We permit a partial surrender only if You (1) have no outstanding Policy loan and (2) have no overdue premiums. In addition, Your premiums and/or Face Amount after the partial surrender must still meet the Policy’s minimum requirements. A partial surrender will be effective only if We receive all requirements for a partial surrender at Our Administrative Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary.
When You make a partial surrender, the guaranteed minimum death benefit, Variable Insurance Amount, death benefit, and Cash
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Value for the Policy will each be reduced in the same proportion as the partial surrender relates to the Cash Value. The premium will also be reduced. We will pay the portion of the Cash Value of the original Policy that exceeds the Cash Value of the reduced Policy to You as a partial surrender. We will allocate the Cash Value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the Cash Value of the original Policy. We will usually pay the Surrender Value within seven days if We have received all necessary forms. However, We may delay payment for the following reasons:
■            A recent payment that You made by check has not yet cleared the bank (We will not wait more than 15 days for a check to clear),
■            We are not able to determine the amount of the payment because the NYSE is closed for trading or the SEC determines that a state of emergency exists, or
■            For such other periods as the SEC may by order permit for the protection of security holders.
If, due to either the second or third scenario discussed above, We delay payment of the Surrender Value beyond 30 days from the date that We have received all necessary forms, We will pay interest from the effective date of the surrender.
While We do not assess a charge for full or partial surrenders, You should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may have adverse tax consequences, see "Tax Information". We may deduct withholding taxes from the Surrender Value.
Policy Loans
You may borrow up to 75% of the Cash Value during the first three Policy Years and 90% of the Cash Value after the first three Policy Years, if You assign Your Policy to Us as sole security. We charge daily interest on the outstanding loan amount at an effective annual rate of 6% compounded on each Policy anniversary. In general, if We approve the loan, We send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100 or You use it to pay premiums. You may repay all or a portion of any loan and accrued interest at any time while the Insured is living and the Policy is in force.
When You take a loan, We transfer a portion of the Cash Value equal to the loan amount from the Subaccount(s) and/or the Fixed Account that You have selected to Our General Account. We charge the loan amount to each Subaccount and/or the Fixed Account if applicable in the proportion which the value of each Subaccount and/or the Fixed Account bears to the Net Benefit Base of the Policy as of the date of the loan. A Policy loan does not affect the amount of the premiums due but does reduce the death benefit and Cash Value by the amount of the loan. A Policy loan may also permanently affect the Variable Insurance Amount and the Cash Value, whether or not You repay the loan in whole or in part. This occurs because We credit the amount in the Loan Account at the assumed interest rate of 4%, in accordance with the tabular Cash Value calculations that We have filed with the state insurance departments. Thus, even if it is repaid, a Policy loan will have a negative impact on the Variable Insurance Amount and the Cash Value, if the actual net investment returns of the Subaccounts You have selected, exceed the assumed interest rate of 4%. The longer the loan is outstanding, the greater the impact is likely to be.
If You do not pay the loan and interest when it is due on each Policy anniversary, We will increase Your loan by the amount of any unpaid interest, and We will transfer an equivalent amount of Cash Value from the Subaccount(s) to the General Account. We will credit loan repayments to each Subaccount in proportion to Your allocation to each Subaccount.
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We subtract the amount of any outstanding loan plus interest from any death benefit or any Cash Value that We pay. If Your outstanding loan with accrued interest ever equals or exceeds the Cash Value, We will mail notice of such event to You and any assignee at the assignee's last known address. The Policy will terminate 31 days after We mail such notice. A termination of the Policy may be a taxable event. The Policy does not terminate if You make the required repayment within that 31-day period.
While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the Cash Value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.
SETTLEMENT OPTIONS
You or Your Beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. The Policy proceeds must be at least $1,000 and the settlement option chosen must be a minimum of $50 per payment received. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Federal tax consequences may vary depending on the settlement option chosen. The options are as follows:
Proceeds Left at Interest - Proceeds left with Us to accumulate, with interest payable at a rate of 2½% per year, which may be increased by additional interest.
Payment of a Designated Amount - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 2½% per year and any additional interest are exhausted.
Payment for a Designated Number of Years - Payments in installments for up to 25 years, including interest at a rate of 2½% per year. Payments may increase by additional interest, which We would pay at the end of each installment year.
Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year.
Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.
Life Income Only - Payments made only while the person on whose life the payments are based is alive. If the person on whose life the payments are based dies before any life payments are made, then no payments will be made.
OPTIONAL INSURANCE RIDERS
The following riders may have been included in a Policy in states where available. If You wished to elect one or more of these riders, You must have done so at the time Your Policy was issued. Riders are subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below describe important benefits, features, rights and obligations under each rider. Additional terms and conditions are set out in the form of each rider. You may obtain additional information in this regard from Your representative.
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Accidental Death Benefit
You may have elected to obtain an accidental death benefit rider if the Policy Insured's age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Policy Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Policy Insured attains age 70. The amount of the benefit is equal to the Face Amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Policy Insured's accidental death benefit coverage in all other insurance companies.
Waiver of Premium
You may have chosen to obtain a waiver of premium rider if the Policy Insured’s issue age is 15 to 55. Under the rider, We will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability of the Insured, which continues for at least six months. Total disability means that the Policy Insured must be unable to engage for remuneration or profit in any occupation for which he or she is or could be suited by reason of education, training or experience.  Being a student is considered engaging in an occupation. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the Policy Insured reaches age 60.
Children’s Term Life Insurance Rider
(Not available on ISPC-10 or ISP10 Express. Limited availability on ISPC-20)
You may have purchased life insurance on children of the Policy Insured who are qualified under the terms of this rider.  The Children’s Term Life Insurance Rider allows You to purchase between $5,000 and $15,000 of coverage on qualified children, if the Policy Insured’s issue age is 18-50. Qualified children are children ages 14 days to 18 years old at the inception of coverage.  The premium is the same regardless of the number of children covered. Children born, adopted, or who become a stepchild after the issue date of the Policy are automatically insured as long as they are qualified under the terms of the rider.  The rider expiration date is the Policy Anniversary on which the Policy Insured attains age 65.
The rider provides coverage to an Insured Child through the earlier of the Insured Child’s 25th birthday, or the rider’s expiration date. If the Policy Insured dies during the premium payment period and while an Insured Child has coverage, the Insured Child’s coverage continues as paid up term insurance through the rider expiration date, with no further premium payable.   The rider coverage is convertible, without evidence of insurability, to a new individual policy providing permanent protection, at the earlier of when the Insured Child attains age 25 or when the Policy Insured attains age 65. The amount of insurance available under such new policy is subject to a minimum equal to the face amount of the rider coverage on the Insured Child, and a maximum equal to the lesser of five times the face amount of the rider coverage on the Insured Child, or $50,000.
Spouse’s Life Insurance Rider
(Not available on ISPC-10 or ISP10 Express)
You may have purchased term life insurance on the Policy Insured’s spouse in the form of a rider to the Policy.  The Spouse’s Term Insurance Rider provides a death benefit of $25,000 and is offered on simplified issue underwriting basis. This rider is available for a spouse issue ages 18-50.  To be eligible, the spouse to be insured may not be 10 or more years older, nor 10 or more years younger, than the Policy Insured. Rider coverage expires at the later of when the insured spouse attains age 65, or 20 years from the issue date. The rider coverage is convertible to a new permanent plan of insurance without evidence of insurability within 60 days after the death of the Policy Insured, or within 60 days prior to the earliest of:  the date of a scheduled Spouse rider premium increase, or the rider’s expiration date, or when the insured spouse
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attains age 65. Premiums for this rider are level for an initial 20-year period; then increase for subsequent level premium 20-year periods, or to the expiration date of the rider if earlier.
Level Term Insurance Rider
You may have elected to obtain term insurance protection in addition to the death benefit provided by the Policy.
The additional coverage is purchased in the form of a rider to the Policy. The rider is available for either a 10-year coverage period or a 20-year coverage period. The 10-year rider can be added to any of the ISP Choice options except ISP10 Express. The 20-year rider is available on any ISP Choice option with a premium payment period of 20 years or more. The rider may be added in an amount up to 5 times the Face Amount of the ISP Choice Policy subject to a $25,000 minimum amount. The rider coverage is convertible, without evidence of insurability to a new permanent plan of insurance. The amount of insurance under the new Policy may be any amount up to the Face Amount of the rider. The conversion may occur at any time during the premium payment period, but not later than the Policy anniversary when the Insured reaches age 65.
The guaranteed maximum premiums for this rider are level throughout the coverage period. We currently charge premiums less than the guaranteed maximum premiums.
We reserve the right to change current premiums for this rider but any change will be on a uniform basis by premium class and based upon future investment earnings, mortality, persistency and expenses. We cannot change current premiums on account of a deterioration of the Insured’s health or a change in occupation.
OTHER PROVISIONS
Age and Sex
If You have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.
Assignment
You may assign the benefits under a Policy to someone else. However, the assignment is not binding on Us, unless it is in writing and received at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the assignment. The assignee receives any sum payable to the extent of his or her interest.
Beneficiary
This is the person(s) you designate in the application to receive death benefits under the Policy upon the death of the Insured. You may change this designation during the Insured's lifetime, by filing a written request with Our Administrative Office in a form acceptable to Us.
Right to Examine
You have a period of time to review Your Policy and cancel it for a refund of premiums paid. The duration and terms of the "right to examine" period vary by state, and are stated on the cover of Your Policy. At a minimum You can cancel Your Policy within 10 days after receipt. You must return Your Policy along with a written request for cancellation.
Default and Options on Default
A Policy is in default if You do not pay any premium (after the first premium) when it is due. There is a grace period of 31 days during which the Policy continues in force. If the Insured dies during the grace period, We deduct from the death benefit the portion of the premium applicable to the period from
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the premium due date to the end of the Policy month in which death occurs.
If You have elected the automatic premium loan provision, and You do not pay a premium within the grace period, the premium will automatically be borrowed from the Cash Value of the Policy. If You do not resume paying premiums, this process will continue until the Cash Value in Your Policy is exhausted. This will result in a termination of Your Policy or conversion of the remaining Cash Value into a continued insurance option. The total amount of all loans then outstanding will be considered a taxable distribution to the extent You have any gains in Your Policy.
If You have not elected the automatic premium loan provision and You do not surrender a Policy within 31 days after the date of default, We apply the Policy’s Cash Value minus any loan and interest to purchase continued insurance. If the Insured is rated as standard class, You automatically have the extended term insurance option if You make no other choice. If We rated the Policy for extra mortality risks, You automatically receive the reduced paid-up insurance option. Both options are for fixed life insurance, and neither option requires the further payment of premiums. The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the Surrender Value on such date purchases.
The reduced paid-up whole life insurance option provides a guaranteed level amount of paid-up whole life insurance. The guaranteed amount of coverage is the amount that the Surrender Value purchases on the date the option becomes effective. The Cash Value of the reduced paid-up whole life insurance is entirely invested in the Fixed Account and cannot be transferred or reallocated to any of the Subaccounts. Any excess interest declared by the company on the Fixed Account will purchase additional paid-up whole life insurance in the manner previously described under the Variable Insurance Amount.
You may surrender a Policy continued under either option for its Cash Value while the Insured is living. You may make a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option.
Right to Exchange Options
The exchange options allow You to exchange this Policy for a permanent fixed benefit life insurance Policy.
Exchange Option 1
 Within the first 18 months after the Policy's issue date, if You have duly paid all premiums, You may exchange this Policy for a permanent fixed life insurance Policy that We issue on the Insured’s life.
You do not need to provide evidence of insurability to exercise this option. The new Policy will have a level Face Amount equal to the Face Amount of this Policy. The new Policy will have the same issue date, issue age and premium class as this Policy and the same optional insurance riders if such riders are available. We base premiums for the new Policy on the premium rates for the new Policy that were in effect on this Policy’s issue date.
In some cases, We may adjust the Cash Value on exchange. The adjustment equals the Policy’s Surrender Value minus the new Policy’s tabular cash value. If the result is positive, We pay that amount to You. If the result is negative, You pay that amount to Us. We will determine the amount of a cash adjustment as of the date We receive the Policy and written request at Our Administrative Office.
Exchange Option 2
 If any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions, You may exchange this Policy for a permanent fixed benefit life
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insurance Policy that We issue on the Insured’s life. We will notify You if there is any such change. You will be able to exchange this Policy within 60 days after Our Notice or the effective date of the change, whichever comes later. No evidence of insurability is required for this exchange.
The new Policy will be issued at Your attained age at the time of the exchange on a substantially comparable General Account plan of insurance. The face amount of the new Policy will be for an amount not exceeding the excess of the death benefit of this Policy on the date of exchange or:
1. The Cash Value of this Policy on the date of exchange if You elect to surrender this Policy; or
2. The death benefit payable under the Paid-Up Insurance Surrender Value Option if You choose to elect that option.
Grace Period
With the exception of the first premium, We allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless You surrender it.
Incontestability
Except for fraud or nonpayment of premiums, We do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue.
Changes to the Policy
We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law. We may, at our discretion, replace or supplement the Separate Account with a different separate account (which may have its own subaccounts) or add additional Subaccounts as available options under the Policy. We may discontinue any existing Subaccounts as available options under the Policy. We reserve the right to combine the Separate Account with any other separate account or to combine Subaccounts. We may at Our discretion invest the assets of any Subaccount in the shares of another investment company or any other investment permitted by law. Such substitution would be made in compliance with any applicable provisions of the 1940 Act.
We will provide You with written notice regarding any significant changes.
State Variations
Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ from those described in this prospectus. You should refer to Your Policy and any applicable riders for terms that are specific to Your characteristics.
Payment and Deferment
We will usually pay the death benefit, Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) We cannot determine the amount because the NYSE is closed for trading, or (3) the SEC determines that a state of emergency exists.
Under a Policy continued as paid-up or extended term insurance, We may defer the payment of the Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 30 days, We will pay interest. We will pay the interest from the date of surrender to the date We make payment.
Payment of Dividends
The Policy does not provide for dividend payments. Therefore, it is "non-participating" in the earnings of FLIAC.
Policy Years and Anniversaries
We measure Policy Years and anniversaries from the date of issue of the Policy, which will generally be the date on which We approve the application. Each Policy Year will commence on the anniversary of the date of issue.
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Reinstatement
If the Policy terminates, You may apply for reinstatement within three years of termination. A Policy surrendered for cash or for which the extended term insurance option was in effect may not be reinstated. To reinstate, You must present evidence of insurability acceptable to Us, which, in some cases, may involve standard underwriting, including a medical examination, and You must pay to Us the greater of:
(1)
All premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when You continued the Policy as reduced paid-up insurance or extended term insurance; or

(2)	110% of the increase in Cash Value resulting from reinstatement.
To reinstate, You must also pay Us any Policy debt that arose after the continuation of the Policy as reduced paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.
Suicide
If the Insured commits suicide within two years from the Policy's date of issue, Our liability under the Policy is limited to all premiums paid less any indebtedness.
Valuation of Assets
We determine the unit value for each Subaccount at the regularly scheduled close of business of the NYSE, on each day the NYSE is open for regular trading (“Business Day”). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in the Life Series Funds prospectus.
Processing Transactions
Generally, transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day We receive them, if We receive them before the close of business on that day (generally 4:00 P.M., Eastern Time) in a manner meeting Our requirements. Otherwise, they will be processed as of the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.
FEES, CHARGES AND EXPENSES
We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We guarantee that once You have purchased Your Policy, We will not increase the amount of Your premium payments except as described under “Optional Insurance Riders” or the charges that We deduct from Your premiums. The charges that We deduct from Your Subaccount(s) for mortality and expense risks are also guaranteed not to increase (except as described in “The Frequency of Your Payments”).
Transaction Fees
We deduct the fees, charges and expenses listed below from Your premiums. The resulting net premium amount is allocated among the Subaccount(s) and the Fixed Account as You have selected.
Premium Charge
We impose a premium charge on each premium payment. The premium charge is a percentage of the premium amount less the Policy charge and decreases by Policy Year as shown in the following schedule:
Years	Maximum Premium Charge Percentages
	ISPC-10	ISPC-20	ISPC-65	ISPC-WL	ISP10 Express
1	33.5% of premium	33.5% of premium	33.5% of premium	33.5% of premium	33.5% of premium
2-5	11.5% of premium	11.5% of premium	11.5% of premium	10.5% of premium	11.5% of premium
6 and later	8.5% of premium	8.5% of premium	8.5% of premium	7.5% of premium	8.5% of premium

The premium charge is intended to cover Our sales expenses, premium taxes and
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other costs and risks associated with the Policy. The premium charge does not correspond to Our actual costs in any particular year.
In addition, in an effort to promote the sale of Our products, We and FFS may enter into compensation arrangements with certain broker-dealer firms, some of which may be affiliated with Us with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing, administrative services and/or other services they provide to Us or Our affiliates.  These services may include, but are not limited to: educating customers on Our product features; conducting due diligence and analysis; providing office access, operations and systems support; and holding seminars intended to educate registered representatives and make them more knowledgeable about Our products.  We and FFS also may compensate third-party vendors for services that such vendors render to broker-dealer firms.  To the extent permitted by the Financial Industry Regulatory Authority  (“FINRA”)  rules and other applicable laws and regulations, We and FFS may pay or allow other promotional incentives or payments in the forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events).  These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.  In addition, Our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by Us.
First Year Charge
We impose a charge in the first Policy Year (which is in addition to other applicable fees and charges) at the maximum rate of $5 per $1,000 of the guaranteed insurance amount for Our administrative expenses in issuing the Policy.
Annual Policy Charge
We impose a maximum annual charge for Our administrative expenses of $85 on ISPC-10, ISP10 Express, ISPC-20 and ISPC-65 and $65 on ISPC-Whole Life.

Premium Payment Mode
When You pay premiums on other than an annual basis, the premium amount, the annual Policy charge and the first year charge will increase to compensate for Our loss of interest and additional billing and collection expenses. A portion of this increase is credited under Your Policy to Your selected Subaccounts so that We can match Our assumptions about Your premiums to provide the guaranteed minimum death benefit of Your death benefit.
Increase for Installment Payment of Premiums (as a percentage of an annual payment/charge):
Payment Frequency	% Increase
Annual	0%
Semi-annual	2%
Quarterly	4%
Monthly	5.96%

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Transfer Fees
We charge a $10 fee for transfers of the Net Benefit Base in excess of four per Policy Year, including those involving the Fixed Account. See “Transfer of Net Benefit Base” for more information.
Optional Insurance Rider Premiums
We charge an additional premium for each optional insurance rider that You selected for Your Policy. See the table entitled “Transaction Fees and Other Charges and Expenses” in the “Fee Tables” section of this prospectus and Your Policy for more information on the additional premiums for each optional insurance rider.
PERIODIC CHARGES DEDUCTED FROM THE SUBACCOUNT VALUE
Cost of Insurance Protection
We deduct a charge from the Subaccount assets attributable to Your Policy for the cost of insurance protection. This amount is determined by the insurance rates applicable to Your Policy based upon Your age, sex, underwriting classification and the net amount of insurance that is at risk. We guarantee that the cost of insurance will not be higher than rates based on the 2001 Commissioners’ Standard Ordinary Mortality Table for the Insured’s sex and tobacco use classification, which We use to compute the cost of insurance protection for each Policy. (See "Cash Value--Cost of Insurance Protection").
Your premium will also reflect Your mortality rating. In short, Your premium will be higher if You are rated as having a higher than average mortality risk.
The cost of insurance protection generally increases each year because the probability of death increases as a person's age increases. The net amount at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.
Mortality and Expense Risk Charge
We deduct from the Subaccount assets attributable to Your Policy a daily charge for the mortality and expense risks (“M&E”) that We assume.  Please refer to the chart entitled “Periodic Charges Other Than Fund Operating Expenses” on page 8 of this prospectus for the M&E charge applicable to Your Policy.
Policy Loan Interest
If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary. The loan and loan interest are due on each Policy anniversary. If You do not pay the interest when it is due, it will be added to the loan amount and We will transfer an equivalent amount from the Subaccounts to the General Account.

Income Tax Charge
We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account B. However, if We did incur such tax, We reserve the right to charge the Separate Account for the amount of the tax. We may also impose charges for other applicable taxes attributable to the Separate Account.
Deductions from the Funds
Each Fund makes daily deductions from its assets to cover management fees and other expenses.  Because this impacts the Subaccount assets attributable to Your Policy, You bear these charges indirectly. The highest and lowest gross annual Fund operating expenses as of December 31, 2018 were 1.32% and 0.78% respectively.
Annual Fund expenses for all Funds are fully described in the attached Life Series Funds prospectus.  We begin to accrue and deduct all of the above charges and premiums on a Policy's Issue Date.
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FEDERAL TAX INFORMATION
This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature and is not tax advice, for which You should consult a qualified tax adviser.
POLICY PROCEEDS
We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of “life insurance contract” in Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”). Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test.  We have designed Your Policy to comply with only the cash value accumulation test. The investments of each Subaccount also satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:
■            The death benefit will, if and when paid, be excluded from the gross income of the Beneficiary for federal income tax purposes;
■            The growth of the Cash Value of the Policy, if any, that is attributable to the investments in the Subaccounts will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and
■            Transfers among Subaccounts are not taxable events for purposes of federal income tax.
SURRENDERS AND LOANS
The federal tax treatment of Policy surrenders and loans depends upon whether the Policy is a MEC under Section 7702A of the Code. A MEC is a contract that meets the definition of a “life insurance contract” but fails to meet the "seven-pay" test of Section 7702A(b). Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a contract, exceed the total premiums that would have been paid by that time under a similar fixed-benefit life insurance contract designed to provide for paid-up future benefits after the payment of seven equal annual premiums.
The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the Face Amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to a Policyowner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, You should consult with a qualified tax expert before making any change to
Your Policy that might cause it to be treated as a MEC.
Policies that Are not MECs
If Your Policy is not a MEC, a total surrender of the Policy will subject You to federal income tax on the amount (if any) by which the cash Surrender Value exceeds Your basis in the Policy (premiums paid less previous distributions that were not taxable). If You elect to receive Your payment in installments, depending upon the option selected, You may be taxed on all or a portion of each installment until the income in the Policy has been paid; only after all Your basis in the Policy has been paid; or on a portion of each payment.
If You make a partial surrender after the first 15 Policy Years, the distribution will not be subject to federal income tax unless the
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amount of the partial surrender exceeds Your basis in the Policy. In other words, partial surrenders after 15 Policy Years will be treated as being from basis first and income second. During the first 15 Policy Years, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of Your death benefit to the Cash Value and the age of the Insured at the time of the surrender.
If Your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as the Policy remains in force, nor is the interest paid on such loans deductible for federal income tax purposes.
If You surrender or exchange Your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if You exchange Your Policy while a loan is outstanding, the amount of the loan may be taxed on an “income first” basis.
If the Cash Value of Your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see "Cash Value"). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a Policy loan.
Policies that Are MECs
A Policy that is classified as a MEC continues to be a life insurance contract for purposes of the federal income tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an "income first" basis (that is, if a Policy is a MEC, generally distributions are taxed as earnings first, followed by a return of the Policy’s cost basis). If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59 ½ are subject to an additional 10% penalty.
Tax Withholding
Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the Policy, the amount of any gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing before the payment date. However, in such event, You are subject to any potential tax penalties that may result from Our failure to withhold taxes.
Estate and Generation Skipping Taxes
Because of the complex nature of the federal tax law, We recommend that You consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The Code provides an exemption for federal estate tax purposes of $11,400,000 for 2019 (adjusted for inflation annually thereafter) and a top estate tax rate of 40%.  An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse.  Any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.
When the Insured dies, the death benefit payable under the Insured’s Policy will generally be included in the Insured's estate for federal estate tax purposes if (1) the Insured and the Policyowner are the same or (2) the Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new Beneficiary.
If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may
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be subject to a federal gift tax. In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the Beneficiary may be subject to the GSTT. The Code provides an exemption to the GSTT of $11,400,000 for 2019 (adjusted for inflation annually thereafter) and a top GSTT tax rate of 40%.
Other Tax Issues
We are taxed as a "life insurance company" under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account B. Based on this expectation, no charge is currently assessed against Separate Account B for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account B. We may incur state and local taxes (in addition to premium taxes) attributable to Separate Account B in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account B. We may assess Separate Account B for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account B in the future, they could reduce the net investment performances of the Subaccounts.

In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount to which premiums under the Policy are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment adviser of the Life Series Funds monitors each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount to which premiums under Your Policy are allocated failed to satisfy these requirements, Your Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, You could be currently taxed on the net earnings and net realized gains of the Subaccount(s) in which You were indirectly invested. This is a risk that is common to all variable life insurance policies.

Each of the Funds sells its shares not only to Separate Account B but also to other separate accounts which fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.

Under certain circumstances, a Policyowner’s control of the investments of Separate Account B may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account B for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Policyowner. Based upon existing Internal Revenue Service (“IRS”) guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know
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whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

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OTHER INFORMATION
VOTING RIGHTS
Because the Funds of the Life Series Funds are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.
If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:
■            Shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;
■            Shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and
■            Shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.
We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held by Policyholders in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.  As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.
We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds.
We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.
The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.
REPORTS
Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will send a report to You that contains financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, we will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed after each transaction that affects the value of Your Policy, and at least once each year We will send a statement that gives You financial information about Your Policy, including, to the extent applicable, Your scheduled fixed premium payments.
34

If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.
FINANCIAL STATEMENTS
The financial statements of FLIAC and Separate Account B are in the Statement of Additional Information.

35

Please read this prospectus and keep it for future reference. It contains important information that You should know before buying a Policy. We filed a Statement of Additional Information (“SAI”), dated May 1, 2019 with the Securities and Exchange Commission. We incorporate the SAI by reference into this prospectus. You can get a free SAI, request other information about the Policy or make other inquiries by contacting Us at Foresters Life Insurance and Annuity Company, Raritan Plaza 1, P.O. Box 7836, Edison, New Jersey 08818-7836, calling Us toll free at 1(800) 832-7783 or by visiting Our website www.foresters.com. You can obtain copies of Our documents (including reports and the SAI), after paying a duplicating fee, by electronic request at publicinfo@sec.gov.  Documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.
SEC file number: 333-149362/811-04328

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37

ISP CHOICE
A Level Premium Variable Life Insurance Policy
with two premium payment period options
ISPC-15 & ISPC-WL
Offered By Foresters Life Insurance and Annuity Company Through First Investors Life Separate Account B.
40 Wall Street, New York, New York 10005 / 1(800) 832-7783
This prospectus describes an individual Level Premium Variable Life Policy (the “Policy”) that is offered by Foresters Life Insurance and Annuity Company (“FLIAC”, “We”, “Us” or “Our”; “You” and “Your” refer to a prospective or existing owner of a Policy) through First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B”).  Two premium payment period options are available: 15-year (“ISP CHOICE-15” or “ISPC-15”) and pay-to-age-100 (“ISP CHOICE-Whole Life” or “ISPC-WL”).  An ISPC-15 Policy uses standard underwriting procedures.  An ISPC-WL Policy uses standard underwriting procedures if issued with Face Amounts above $150,000, and non-medical underwriting if issued with Face Amounts of $150,000 or less.
Please read this prospectus and keep it for future reference. It contains important information, including all material benefits, features, rights and obligations under a Policy, that You should know before buying or taking action under a Policy. This prospectus is valid only when accompanied by the current prospectus for the First Investors Life Series Funds (“Life Series Funds”).
The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
FLIAC does not guarantee the performance of the segregated investment options under the Separate Account B that correspond to the series of the Life Series Funds (“Funds”). The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.
The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. FLIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by FLIAC.
The date of this prospectus is May 1, 2019.

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CONTENTS
SUMMARY OF BENEFITS AND RISKS OF THE POLICY	2
Policy Benefits	2
Policy Risks	3
General Account Risk	4
Risks of the Life Series Funds	4
FEE TABLES	5
DESCRIPTION OF THE POLICY	11
Who We Are and How to Contact Us	11
How The Policy Works	15
Policy Application Process	15
Premiums	16
Premium Loans To Pay Premiums	17
Allocation of Net Premiums to Investment Options	18
The Death Benefit	21
Accumulation Value	23
Settlement Options	25
Optional Insurance Riders	25
Fees, Charges and Expenses	30
Periodic Charges Deducted from the Subaccount Value	34
FEDERAL TAX INFORMATION	36
Policy Proceeds	36
Surrenders and Loans	36
OTHER INFORMATION	40
Voting Rights	40
Reports	40
Financial Statements	41
APPENDIX A	A-1
APPENDIX B	B-1

SUMMARY OF BENEFITS AND RISKS OF THE POLICY
This summary outlines important benefits and risks associated with the Policy which You should consider before You make a decision to purchase a Policy. More detailed information about the Policy follows the summary.
POLICY BENEFITS
The Policy provides life insurance protection on the named Insured, and pays death benefit proceeds when the Insured dies while the Policy is in effect.  You may select the amount of life insurance that You want, or the amount of premium that You will pay each year, within Company limits and subject to Our approval. The Policy is available with two premium payment period options. In the case of ISPC-15, You pay premiums for 15 years; in the case of ISPC-WL, You pay premiums until You reach age 100.
After the Policy is issued, Your premium payment period cannot be changed by You or Us, and the premium amount  cannot be changed by You or Us (except for modal premium payment changes).  The net amount of each premium remaining,  after deduction of applicable  Policy charges,  is invested in Our Fixed Account and/or one or more investment Subaccounts in accordance with Your instructions. You may not invest more than 50% of Your net premiums into the Fixed Account.
The Policy is designed to provide You with permanent life insurance protection as long as You pay Your premiums for the elected premium payment period. After that, the Policy remains in force for the life of the Insured, unless You choose to surrender Your Policy or You borrow against it to an extent that causes it to lapse.
Your premium will vary depending on the amount of life insurance and the premium payment period elected. In general, the longer that You pay Your premiums, the greater the life insurance coverage You will obtain per premium dollar. Thus, assuming the same premium, You will obtain more initial coverage by purchasing ISPC-WL and less initial coverage by purchasing ISPC-15.
Upon the death of the Insured, the Policy’s death benefit will be paid to the named Beneficiary. The amount of the death benefit may increase above the Policy’s guaranteed minimum death benefit (known as the “Face Amount”) based upon the investment experience of the Subaccounts You select,  and on the credited interest in the Fixed Account if chosen. However, We guarantee that the death benefit will not be less than the Policy’s Face Amount (the guaranteed minimum death benefit), reduced by any outstanding Policy loans, accrued loan interest, and due and unpaid premiums.
The Subaccounts invest in corresponding Funds of the Life Series Funds. Each Fund is a professionally managed mutual fund with its own investment objectives, strategies and risks. The Fixed Account, which is part of Our General Account, bears interest at a fixed guaranteed minimum interest rate, plus any additional interest that, in Our sole discretion, We may declare. Your Accumulation Value (see “Accumulation Value”) and Variable Insurance Amount (see “The Variable Insurance Amount”) will fluctuate based on a number of factors including the performance of the Subaccounts You select and the proportion of Your Accumulation Value which You allocate to the Fixed Account.
You may change Your allocation of future premiums subject to certain limitations. You may also change the allocation of Accumulation Values among the Subaccounts, or among the Subaccounts and the Fixed Account, through Transfers of Accumulation Value, or Automated Subaccount Reallocations, or Systematic Transfers. Changes to the allocations of Accumulation Values are subject to certain conditions and restrictions described elsewhere in this prospectus.

You may borrow up to 75% of the Policy Cash Value during the first three Policy Years and up to 90% of the Cash Value thereafter, if You assign Your Policy to Us as sole security. While the receipt of the principal of a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.
You may also fully surrender the Policy at any time while the Insured is living. The amount payable will be the Cash Value less any outstanding loan balance, including any accrued loan interest (“Surrender Value”). A surrender is a taxable event. You may surrender a portion of the Policy’s Cash Value on any Policy anniversary provided You meet Our requirements. Partial surrenders are not permitted if You have an outstanding Policy loan. Partial surrenders may have adverse tax consequences and will reduce the guaranteed minimum death benefit and the death benefit.
Subject to availability in Your state (see Appendix A), We offer optional insurance riders to add benefits to the Policy. You pay an additional premium amount for each rider and certain age, insurance underwriting requirements, limitations and restrictions apply.  The additional rider premium is excluded from the invested net premium. You may terminate a rider at any time and Your premium will be adjusted accordingly. Premiums for certain optional riders are not necessarily level for the term of the rider.  See “Optional Insurance Riders” for further details.
POLICY RISKS
Because of the insurance costs, the Policy is not suitable for You unless You need life insurance. If You have no need for life insurance, You should consider a different type of investment.
The Policy involves a long-term commitment on Your part, and You should have the intention and financial ability to make the required premium payments. It is not suitable as a short-term savings vehicle.
The Policy is different from fixed-benefit life insurance because You bear the investment risks. The death benefit and Cash Value will increase or decrease as a result of the investment experience of the Subaccounts You select. However, the guaranteed minimum death benefit is never reduced based on negative performance of the Subaccounts. We bear the investment risk that the Fixed Account will produce a return equal to at least principal plus the minimum guaranteed rate of return. Because You may allocate no more than 50% of Your net premiums to the Fixed Account, investing in the Fixed Account does not eliminate investment risks.
If You make a partial surrender, reduce the Face Amount, eliminate a rider, or make any other material change to the Policy after it is issued, the Policy may become a modified endowment contract (“MEC”).  See “Federal Tax Information — Surrenders and Loans” for more information.  This can have adverse tax consequences to You.
If You decide to take Policy loans, they may reduce the future death benefit and Cash Values of Your Policy, whether or not You repay the loans, because loans may undermine the growth potential of Your Policy. While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or if the Policy has been converted into a MEC.  A Policy loan may also cause a Policy to terminate if the outstanding loan balance exceeds the Cash Value, due to fluctuation in the values of the Subaccounts selected or other factors.  In such case, the entire amount of the loan balance is immediately taxable to the extent it exceeds Your basis in the Policy.
Your Policy may lapse if you fail to pay Your premiums (or Your loan balance exceeds the Cash Value).  In such case, if You do not elect one of the continued insurance options, We will automatically purchase continued

insurance with the Policy’s Cash Value. This may delay but not avoid the lapse of Your Policy.
GENERAL ACCOUNT RISK
The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Accumulation Value (such as those that may be associated with the death benefit), are paid from the General Account.  Any such amounts that We are obligated to pay in excess of Your Accumulation Value are subject to Our financial strength and claims-paying ability.
RISKS OF THE LIFE SERIES FUNDS
You bear the investment risk of the Funds underlying the Subaccounts You select. The investment objectives, principal investment strategies, and principal risks of the Funds are described in the attached Life Series Funds prospectus. There is no guarantee that any of the Funds will achieve its stated investment objective.

FEE TABLES
The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The cost of insurance charges and optional rider premiums shown may not be representative of what You will pay because these charges are based on the Insured’s age, sex and underwriting class. Your Policy will be accompanied by an illustration based on Your actual annual premium and guaranteed minimum death benefit as determined by the Insured’s age, sex, underwriting classification, payment frequency and optional riders selected.
The table below describes the transaction fees and expenses that You will pay under the Policy, depending upon which premium payment period is chosen. The minimum charge indicated is based on the lowest rate for Our representative Standard Non-tobacco (Standard NT) underwriting class. The maximum charge indicated is based on the highest possible charge at issue for our non-standard underwriting class (unless otherwise specified) up to Our maximum issue age for this class. The standard charge indicated is based upon Our representative Insured, a male age 35 in Our Standard Non-tobacco underwriting class at the time the Policy is issued.

Transaction Fees and Other Charges and Expenses
Charge	When Charge is Deducted(1)	Amount Deducted
Maximum Premium Charge Percentage Imposed on Premiums (the Load), inclusive of Policy Charge	Upon each premium payment(2)	9.00% of each Premium Payment
Maximum Surrender Charge (Per $1,000 Face Amount Surrendered or Partial Surrendered)	Upon full or partial surrender within the first 15 years	Minimum	$1.10
		Maximum	$50.00
		Representative case(3)	$22.32
Transfer Fees(4) (Limit of 6 transfers per Policy Year)	On 5th and 6th transfer	$10
Maximum Systematic Transfer Option Transfer Fee and Automated Subaccount Reallocation Transfer Fee	Upon transfer under the Systematic Transfer Option or Automated Subaccount Reallocation Option	$10(5)
Maximum Face Amount Charge (Per $1,000 Face Amount) (6)	Upon each premium payment		ISPC-15	ISPC-WL
				Face Amount greater than $150,000	Face Amount less than or equal to $150,000
		Minimum	$1.25	$0.25	$2.00
		Maximum	$2.75	$1.25	$2.00
		Representative case(3)	$2.75	$1.25	$2.00
Maximum Policy Charge (6)	Upon each premium payment	$95
Modal Premium Charge (7)	Upon each premium payment	Annual: 0.000000 Semi-annual: 0.009996 Quarterly: 0.024273 Monthly: 0.039196

Transaction Fees and Other Charges and Expenses (continued)
Charge for Optional Rider	When Charge is Deducted(1)	Amount Deducted
			ISPC-15	ISPC-WL
				Face Amount greater than $150,000	Face Amount less than or equal to $150,000
Waiver of Premium	Upon each premium payment	As % of Total Premium
		Minimum	0.11%	0.87%	0.87%
		Maximum	4.28%	5.46%	5.46%
		Representative case(3)	0.34%	1.68%	1.68%
Accidental Death(8)	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	$1.25	$1.00	$1.00
		Maximum	$1.50	$1.25	$ $1.25
		Representative case(3)	$1.25	$1.00	$ $1.00
Children’s Term Life Insurance Rider	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	Not available	$5.25	Not available
		Maximum	Not available	$5.25	Not available
Spouse’s Term Life		Per $1,000 Face Amount of Rider
Insurance Rider (9)	Upon each premium payment	Minimum	Not available	$0.62	Not available
		Maximum	Not available	$15.70	Not available
10 Year Level Term Insurance Rider	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	$0.42	$0.42	Not available
		Maximum	$43.27	$43.27	Not available
		Representative case(3)	$2.70	$2.70	Not available
15 Year Level Term Insurance Rider	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	$0.44	$0.44	Not available
		Maximum	$21.97	$21.97	Not available
		Representative case(3)	$2.02	$2.02	Not available
20 Year Level Term Insurance Rider	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	Not available	$0.44	Not available
		Maximum	Not available	$67.24	Not available
		Representative case(3)	Not available	$2.82	Not available
Guaranteed Insurability Option Rider	Upon each premium payment	Per $1,000 Face Amount of Rider
		Minimum	$0.32	$0.17	Not available
		Maximum	$5.77	$5.56	Not available
		Representative case(3)	$2.71	$2.54	Not available
(1) The table assumes that premiums are paid at issue and then on each Policy anniversary. If You pay Your premium on an installment basis over the course of a Policy Year, the charges, which are premium-based, will be prorated over those payments.
(2) The Policy allows You to select the period of time over which You will pay premiums. The transaction fees and other charges and expenses shown in the table apply to all premium payment periods unless specifically noted. There are two premium payment period options available. In the case of ISPC-15 You pay premiums for 15 years and in the case of ISPC-WL You pay premiums until You reach age 100.

(3) The Representative case is based on Our Representative Insured.  This is a male, age 35 at the time the Policy is issued, and is in Our Standard Non-tobacco underwriting class. The guaranteed maximum premiums are shown.
(4) We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account.
(5) Currently, transfers made under these options are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies.
(6) Values shown reflect annual premium mode.  Non-annual premium mode values will reflects modal adjustment factors (See “Premium Payment Mode Adjustment”).
(7)  The Modal Premium Charge is derived by multiplying the matching Modal Premium Percentages by the modal Premium (excluding any extra premium for substandard coverage and optional riders) less modal Premium Charge, Policy Face Amount Charge and Policy Charge. For example, for Our Representative Insured issued with a $50,000 Face Amount ISPC-15 Policy, the Modal Premium Charge is $5.73 if the Policyholder pays the premiums quarterly.  This Modal Premium Charge is calculated as the quarterly Modal Premium Charge percentage of 0.024273 multiplied by the quarterly premium (excluding extra premiums) less quarterly Premium Charge, Policy Face Amount Charge and Policy Charge, which is equal to $236.10.   If You pay Your premiums annually, the Modal Premium Charge is zero.
(8) The benefit issued may not exceed $200,000 less all of the Insured’s accidental death benefit coverage in all other insurance companies.
(9) Only the level premium ranges for an initial 20 year period are shown.  After the 20 year period, the premiums increase for subsequent level periods of 20 years or less.  The spouse term rider is only available in an amount of $25,000.
The next table describes the fees and expenses that We may deduct from Your Accumulation Value periodically over the life of the Policy. These fees and expenses do not include operating fees and expenses of the Funds.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance(1)	Last Day of Policy Year and/or Upon Surrender(2)		ISPC-15	ISPC-WL
				Face Amount greater than $150,000	Face Amount less than or equal to $150,000
		Minimum(3)	$0.18 per $1,000 of net amount at risk (NAR)	$0.43 per $1,000 NAR
		Maximum(3)	$1,000 per $1,000 NAR
		Representative Case(4)	$1.12 per $1,000 NAR
Mortality and Expense Risk Charge	Daily	Effective Annual Rate of Your Subaccount Value	Year(s)	ISPC-15	ISPC-WL
					Face Amount greater than $150,000	Face Amount less than or equal to $150,000
			1 to 15	0.50%	0.50%	0.50%
			16 to 20	0.25%	0.50%	0.50%
			21 and beyond	0.25%	0.25%	0.25%
Policy Loan Interest	Policy Anniversary	6% of the outstanding loan(5)
Income Tax Charge(6)	Not charged	None deducted

(1) Your cost of insurance charges will be determined by the insurance rates applicable to Your Policy based upon the Insured’s age, sex, Underwriting Class of Risk, as well as the net amount at risk (NAR). As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your representative. The NAR under a Policy is equal to the Policy's guaranteed minimum death benefit, plus the Variable Insurance Amount, minus the Accumulation Value. The NAR may decrease or increase each year depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.
(2) If the Total Benefit Base at the end of the first Policy Year is less than the cost of insurance due, the balance will be included in the cost of insurance charged on the last day of the following Policy Year.
(3) The minimum charge reflects the annual cost of insurance rate per $1000 of NAR for a female, age 5 for ISPC-15, and for a female, nonsmoker, age 18 for ISPC-WL. The maximum charge reflects the annual cost of insurance rate per $1000 of NAR for all rating classifications at age 120.
The maximum first year cost of insurance charge based on the maximum issue age for the Policy is equal to $17.41 per $1000 of NAR for ISPC-15 and ISPC-WL.
(4) The representative case is based on Our representative Insured. This is a male, age 35 at the time the Policy is issued and is in Our standard non-tobacco underwriting class. There is no difference in the cost of insurance between the standard and non-standard class. The charge indicated is the maximum rate We can deduct for the first year cost of insurance charge.
(5) Because We transfer from the Separate Account to Our General Account an amount equal to the amount of the loan, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 4% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 2%.
(6) We reserve the right to impose this charge if We incur taxes attributable to Separate Account B.

The next table below describes the range of fees and expenses for the Funds that You will indirectly pay during the time that You own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses as of December 31, 2018. These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the accompanying prospectus for the Funds.
Total Annual Fund Operating Expenses
	Minimum	Maximum
Range of expenses that are deducted from Fund assets, including management fees and other expenses.	0.78%	1.32%

DESCRIPTION OF THE POLICY
WHO WE ARE AND HOW TO CONTACT US
Foresters Life Insurance and Annuity Company (“FLIAC”, “We” and “Our”) with its home office located at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We issue life insurance policies and annuity contracts.
FLIAC is part of Foresters Financial Holding Company, Inc. (“FFHC”), a holding company, which owns all of the voting common stock of FLIAC. Other affiliates of FLIAC include: Foresters Financial Services, Inc. (“FFS”), the distributor of the Policies; Foresters Investment Management Company, Inc. (“FIMCO”), the investment adviser of the Life Series Funds; and Foresters Investor Services Corporation (“FIS”), the transfer agent for the Life Series Funds.
On April 9, 2019, The Independent Order of Foresters, the ultimate parent company of FLIAC, FIMCO, FFS and FIS, announced that it has entered into the two definitive purchase agreements described below that, once completed, will result in the sale of its U.S. asset management businesses.
First, FIMCO has entered into an Asset Purchase Agreement with Macquarie Management Holdings, Inc. (“Macquarie”) whereby Macquarie, a global investment management firm headquartered in Philadelphia, Pennsylvania, will purchase FIMCO’s assets related to the mutual fund management business, including the Funds (the “FIMCO Transaction”).  The FIMCO Transaction is not expected to result in any material changes to the Funds’ investment objectives or principal investment strategies.  However, upon the completion of the FIMCO Transaction, Macquarie expects that each Fund will be reorganized into a substantially similar fund that is managed by Delaware Management Company, a subsidiary of Macquarie (the “Reorganizations”).  The FIMCO Transaction is expected to be completed during the fourth calendar quarter of 2019, pending the satisfaction of certain closing conditions and approvals, including approvals of the Reorganizations by the Funds’ Board of Trustees and Fund shareholders at a special shareholder meeting.
Second, FFS and Foresters Advisory Services, LLC (“FAS”), an investment advisory affiliate of FIMCO, FFS and FIS, have entered into an Asset Purchase Agreement with Cetera Financial Group, Inc. (“Cetera”), a U.S.-based wealth management firm headquartered in Denver, Colorado, whereby Cetera will purchase FFS’ retail brokerage business and FAS’ retail advisory business (the “FFS Transaction”).  The FFS Transaction is expected to be completed in the second calendar quarter of 2019.
FLIAC will continue to administer and provide all contractual benefits of Your Policy.  The terms, benefits and features of Your Policy will not change as a result of the FIMCO Transaction or the FFS Transaction.
For information or service concerning a Policy, You can contact Us in writing at Our Administrative Office, located at Raritan Plaza 1, Edison, NJ 08837. You can call Us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or fax Us at 732-510-4209. You can also contact Us through Our website at www.foresters.com.
You should send any payments, notices, elections, or requests, as well as any other documentation that We require for any purpose in connection with Your Policy to Our Administrative Office. No such payment, notice, election or request will be treated as having been “received” by Us until We have actually received it, as well as any related forms and items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.
Separate Account B
We issue the Policies described in this prospectus through Our Separate Account B. We established Separate Account B on June 4, 1985, under the provisions of the New York Insurance Law. Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").
We segregate the assets of Separate Account B from the assets in Our general account (the “General Account”). The assets of Separate Account B fall into two categories: (1) assets equal to Our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that We charge to Separate Account B. The assets equal to Our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of Our other liabilities. The assets We derive from Our charges do not support the Policy, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account B.
All the income, gains and losses (realized or unrealized) allocated to Separate Account B are credited to or charged against Separate Account B without regard to Our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account B. Assets allocated to Separate Account B support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account B into a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You.
Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay You any capital distributions from the Policies.
The Fixed Account
The Fixed Account is not part of Separate Account B. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account B or in any other legally segregated separate accounts. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets that You choose to allocate to the Fixed Account will earn at least the minimum effective annual interest rate of 2%.
We may, but are not required to, declare interest in excess of this rate (“excess interest”). In the event that We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You. However any excess interest already credited to Your account is non-forfeitable. You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the minimum guaranteed or declared rates of return.
Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Policy Accumulation Value (such as those that may be associated with the death benefit), are paid from the General Account. Any such amounts that We are obligated to pay in excess of Your Policy Accumulation Value are subject to Our financial strength and claims-paying ability. The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account is registered as an investment company under the 1940 Act.  Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
Life Series Funds
Each of the Subaccounts available under the Policy invests in a corresponding Fund of the Life Series Funds. Each Fund is an open-end management investment company registered with the SEC under the 1940 Act. The Life Series Funds consists of twelve (12) separate Funds, all of which are available to Policyowners of Separate Account B. Each of the Funds offers its shares only through the purchase of a Policy or another variable life or variable annuity contract issued by FLIAC or by other insurance companies. The Life Series Funds reserves the right to offer shares to other separate accounts or directly to Us.
The Life Series Funds are selected to provide an appropriate range of investment options for persons invested in the Policies from conservative to more aggressive investment strategies. Our affiliate, FIMCO is the investment adviser of the Life Series Funds and receives investment management fees for its services. FIMCO pays a portion of its investment management fees to subadvisers who manage the Life Series Funds. Because We are affiliated with FIMCO, We may indirectly benefit from any investment management fee FIMCO retains. FIMCO is a New York corporation located at 40 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained  Smith Asset Management Group, L.P., 100 Crescent Court-Suite 1150, Dallas, Texas 75201 to serve as subadviser of the Select Growth Fund; Vontobel Asset Management Inc., 1540 Broadway, New York, New York 10036 to serve as the subadviser of the International Fund; Muzinich & Co., Inc., 450 Park Avenue, New York, New York 10022 to serve as subadviser for the Fund For Income and to a portion of the Investment Grade, Limited Duration Bond and Total Return Funds; and Ziegler Capital Management, LLC, 70 West Madison Street, 24th floor, Chicago, IL 60602 to serve as subadviser for the Covered Call Strategy Fund. See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.
Although some of the Funds have similar names, the same portfolio manager(s) and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.
The following table includes the investment objective for each Fund that is available under the Policy. There is no guarantee that any of the Funds will achieve its stated objective. There is a Subaccount with the same name as its corresponding underlying Fund. You bear the entire investment risks of the Funds You select through the corresponding Subaccounts. The degree of investment risk You assume will depend on the Subaccounts (and the underlying Funds they invest in) You select. You should consider Your allocations carefully. The investment objectives, principal investment strategies, principal risks and management of the Funds are described in the accompanying Life Series Funds prospectus. You may obtain a Life Series Funds prospectus by writing to Us at Our Administrative Office, located at Raritan Plaza 1, Edison, NJ 08837, calling Us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or faxing Us at 732-510-4209.  You also can obtain a Life Series Funds prospectus through Our website at www.foresters.com.

Fund	Investment Objective
Covered Call Strategy Fund	Long term capital appreciation.
Equity Income Fund	Total return.
Fund For Income	High current income.
Government Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Growth & Income Fund	Long-term growth of capital and current income.
International Fund	Long-term capital growth.
Investment Grade Fund	A maximum level of income consistent with investment primarily in investment grade debt securities.
Limited Duration Bond Fund	Current income consistent with low volatility of principal.
Opportunity Fund	Long-term capital growth.
Select Growth Fund	Long-term growth of capital.
Special Situations Fund	Long-term growth of capital.
Total Return Fund	High, long-term total investment return consistent with moderate investment risk.

HOW THE POLICY WORKS
The Policy is described as "variable" because the amount of Your death benefit, Accumulation Value and loan value (the amount You can borrow) may increase or decrease depending on, among other things, the investment performance of the Subaccount(s) You select. You bear the entire investment risk with respect to that portion of the Policy's Accumulation Value which is allocated to the Separate Account B Subaccounts. We bear the investment risk with respect to that portion of the Policy’s Accumulation Value which is allocated to the Fixed Account. We also guarantee that the death benefit will never be less than the Face Amount (adjusted for Policy loans, accrued loan interest and any partial surrenders), if You pay all of Your premiums.
The following discussion describes how the Policy works. It generally assumes that premiums have been duly paid and there have been no Policy loans. The death benefit and Accumulation Value are affected if premiums are not duly paid or if a Policy loan is made.
POLICY APPLICATION PROCESS
To purchase a Policy, You must submit a completed life insurance application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before issuing a Policy, We conduct underwriting to determine the proposed Insured's insurability.
For ISPC-WL issued with a Face Amount over $150,000 and ISPC-15, We conduct standard underwriting.  Standard underwriting may include, but is not limited to, the testing of blood and urine, a physical examination, communication with the proposed Insured’s physician or other tests We feel are necessary or appropriate.  The amount of information We require for standard underwriting depends on the proposed Insured’s age and the amount of insurance for which the proposed Insured has applied.
We conduct non-medical underwriting for ISPC-WL issued with a Face Amount less than or equal to $150,000.  Non-medical underwriting bases the insurability decision on the following information: Parts I and II of the Application for Life Insurance, a report from MIB, Inc. (formerly known as the Medical Information Bureau), a report from the Department of Motor Vehicles and a report from a pharmacy database.  These non-medical underwriting requirements generally result in shorter underwriting time, faster Policy issue, larger premiums and higher Policy charges as a percentage of face amount than ISPC-WL issued using standard underwriting procedures.
We assume a greater mortality risk with ISPC-WL issued with Face Amount less than or equal to $150,000 than the other Policy options due to the non-medical underwriting procedure.
The mortality risk that We assume is that the Insured will live for a shorter time than We estimated, or the guaranteed minimum death benefit will be payable regardless of the performance of the Funds.
If Your application is accepted, We will credit Your Policy with the initial net premium on the date that the Policy is issued. Until such time, Your initial premium is held in the General Account, during which time it may earn interest. If a Policy is not issued, We will return Your premium without interest. We reserve the right to reject any application for any reason, including but not limited to failure to meet Our underwriting criteria. The Insured will be covered under the Policy as of the Policy’s issue date.

PREMIUMS
Premium Payment Period Choice
The Policy premiums are "level" because You pay the same amount each year for the premium payment period. The premium payment period is 15 years for ISPC-15, and until age 100 for ISPC-WL. Once You select Your premium payment period (i.e., the number of years that premiums must be paid), the period is fixed. It cannot be changed by You or Us, nor can the amount of the premium be changed (except as noted below under “The Frequency of Your Payments” and “Optional Insurance Riders”). After You have made the scheduled payments for the premium payment period, the Policy will stay in force for the life of the Insured unless You decide to surrender it or You borrow against it to the extent that it lapses. When referring to the life of the Insured, We mean up to a maximum age of 120.
In determining which payment period option to select (i.e. 15 years or until age 100) You should consider a number of factors, including the amount of coverage that You want. For a given premium amount for any single insured, the amount of coverage available under ISPC-WL is greater than the amount of coverage available under   ISPC-15.
The following example demonstrates premium amount and amount of insurance for the two premium payment period options where the Insured is a standard issue, 35 year old male non-tobacco user.

Male – Standard Issue Non-Tobacco Age 35	ISPC-15	ISP-WL
		Face Amount greater than $150,000	Face Amount less than or equal to $150,000
$50,000 Face Amount will cost	$1,244 Annual Premium	Not applicable	$757 Annual Premium
$1,000 Annual Premium will buy	$39,382 Face Amount	Not applicable	$68,353 Face Amount

The Amount of Your Premiums
The premium You pay is determined by the premium payment period You choose (i.e. 15 years or until age 100), the amount of guaranteed minimum death benefit, the underwriting classification of the Insured and the frequency of the premium payments. We cannot increase this premium amount. However, there is an additional premium charge if You ask Us to accept Your premiums on other than an annual basis (see “Premium Mode Adjustment”).
The Policies are only issued if premium and Face Amount exceed the following minimum requirements.  The minimum annual premium to issue a Policy is $750 (i.e. combined base premium and policy fee of $95 should be greater than or equal to $750) for both ISPC-15 and ISPC-WL. Additional premiums for any riders that You may select or substandard extras are excluded in this minimum requirement.  For ISPC-15, the minimum Face Amount is $100,000 for Preferred Plus NT and Preferred NT; and it is $50,000 for Standard NT and Standard TU.  ISPC-WL has a minimum Face Amount requirement of $25,000.
In setting premium rates, We took into consideration actuarial estimates of projected death and surrender benefit payments, lapses, expenses, investment returns, and a contribution to Our surplus.
The Frequency of Your Payments
You pay premiums under a Policy for the premium payment period. Premium payments are due on or before the due dates at Our Administrative Office. If You pay early, We will place Your premium payment in Our General Account and, on the day that it is due, We will allocate the premium to the Subaccount(s) that You have selected. You may choose to pay Your premiums on a semi-annual, quarterly or monthly basis. If You do so, You will be subject to an additional charge. As a result, Your premium amounts will be higher, but the net amount allocated to Subaccounts will not increase by the entire amount the premium increases.
You may only pay premiums monthly if You authorize Us to electronically deduct premiums from Your bank account (“Lifeline”). We are not liable for any bank charges that You may incur if You fail to maintain a sufficient balance in Your bank account to pay the premiums. To change the frequency of Your premium payment, You must notify Us prior to Your next premium due date, which coincides with the new frequency premium due date. We will then re-compute Your premium amount and bill You accordingly.
PREMIUM LOANS TO PAY PREMIUMS
You may elect in the application or in a written request to Our Administrative Office to have any premium due (except for the initial premium) paid by an automatic loan against the Policy. Under the automatic premium loan provision, any premium not paid before the end of the grace period (31 days after a missed premium due date) is paid by an automatic loan against the Policy.
You may elect the automatic loan provision only if Your premium is not in default and the resulting Policy loan and loan interest to the next premium due date does not exceed the maximum loan value of Your Policy (see "Policy Loans"). If You do not resume paying premiums, the loans will continue to be used to pay Your premiums as they become due. This could eventually cause Your Policy to lapse, which could have adverse tax and other consequences. You may revoke the automatic premium loan provision at any time by written request. The revocation is effective when We receive it at Our Administrative Office.
ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS
When You purchase a Policy, You select the percentage allocation of Your premium to the Subaccounts of Separate Account B and/or the Fixed Account.
Your allocations are subject to the following constraints:
1. Allocation percentages must be in whole numbers;
2. Allocation percentages must add to 100%; and
3. The allocation percentage for the Fixed Account may not exceed 50%.
On the Policy’s issue date, the proportion of the initial net premium You designated for the Fixed Account will be allocated to the Fixed Account. The remainder of the initial net premium You designated for the Subaccounts will be allocated to the Government Cash Management Subaccount for a period of 20 days. On the 21st day, the Subaccount Benefit Base (the value of the assets allocated to the Subaccounts) in the Government Cash Management Subaccount will be reallocated to the Subaccounts You designated on the Subaccount Allocations section of the application. This reallocation will occur as of the end of the 20th day following the issue date. If that day is not a Business Day, then the reallocation will occur as of the end of the next Business Day. Subsequent premiums will be allocated according to Your allocation percentages on file, unless You request a change in Your allocation percentages. A change in the allocation percentages for future premiums will affect reallocations occurring under the Automated Subaccount Reallocation Option. See “Automated Subaccount Reallocation Option” for additional information.
The net premium is credited to Your Policy on the Policy's issue date and on each premium due date thereafter, whether or not You have paid a premium by its due date. Your net premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.
Reallocating Your Policy Assets
Subject to the restrictions discussed below, You may change the allocation of Your Net Benefit Base (the value of the Subaccount Benefit Base plus the Fixed Account Benefit Base) among the Subaccounts, or among the Subaccounts and the Fixed Account, through a Transfer of Net Benefit Base by written notice, participation in Our Systematic Transfer Option, participation in Our Automated Subaccount Reallocation Option or by telephone.  Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.
Transfer of Net Benefit Base
You may transfer all or a portion of the Net Benefit Base between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account by providing Us with written notice of your request or by calling 1(800)832-7783.  There is a limit of six transfers between two or more Subaccounts in any 12-month period. Only one transfer of the Net Benefit Base either to or from the Fixed Account is allowed in any 12-month period. The minimum transfer amount is $100. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Benefit Base (the value of the assets allocated to the Fixed Account). Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Benefit Base to the Net Benefit Base to exceed 50%.
We charge a $10 fee for transfers in excess of four per Policy Year, including those involving the Fixed Account. A transfer of Net Benefit Base made while the Automated Subaccount Reallocation Option is in effect automatically terminates the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Business Day We receive them, as described in “Processing Transactions”. We may defer transfers under the conditions described under “Payment and Deferment”.
Telephone Transfer Option
You may make transfers of Net Benefit Base as described above via telephone by calling 1(800)832-7783.  You will be required to provide certain information for identification purposes when requesting a transaction by telephone and we may record your telephone call.  We may require written confirmation of your request.
We will not be liable for losses resulting from telephone requests that we believe are genuine.  We reserve the right to revoke or limit Your telephone transaction privileges.  Telephone privileges may be denied to market timers and frequent or disruptive traders.
We cannot guarantee that telephone transactions will always be available.  For example, there may be interruptions in service beyond our control such as weather-related emergencies.
Systematic Transfer Option
You may request that a specified dollar amount be transferred from any one or more Subaccounts (the “originating Account(s)”) to any one or more other Subaccounts (the “receiving Account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer occurs on the first Business Day of the Policy Month or Policy Quarter (successive one-month and three-month periods, respectively, measured from the issue date) that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account. The minimum amount that may be transferred either from or to any one Account is $100. All transferred amounts must be specified in whole dollars.
The Systematic Transfer Option will terminate as to an originating Account if and when that Account is depleted. Such termination as to one originating Account will not have the effect of increasing any amounts thereafter transferred from other originating Accounts under the Systematic Transfer Option. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies; see “Transfer of Net Benefit Base” above. However, We reserve the right to impose a charge in the future for this option not to exceed $10. The Systematic Transfer Option terminates if and when the Benefit Base remaining in all of the originating accounts is depleted. We may terminate this option or modify Our rules governing this option at Our discretion by giving you 31 days written notice.
Automated Subaccount Reallocation Option
If You request, We will automatically reallocate the Subaccount Benefit Base at quarterly intervals according to the most recent premium allocation instructions on file with Us. The first such reallocation will occur on the first Business Day of the Policy Quarter that next follows the date on which We receive Your request.
Upon reallocation, the amount of Net Benefit Base allocated to each Subaccount is equal to (a) multiplied by (b), where:
(a) is equal to:
1. The allocation percentage You have specified for that Subaccount; divided by
2. The sum of the allocation percentages for all such Subaccounts; and,

(b) is equal to the sum of the Benefit Bases in all of the Subaccounts at the time of the reallocation.
Any requested changes in Your premium allocation instructions are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Benefit Bases among the Subaccounts. It will not affect the Fixed Account Benefit Base. Reallocation transfers of Subaccount Benefit Base made under this option are not subject to the minimum transfer amount described under “Transfer of Net Benefit Base”. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies. However, We reserve the right to impose a charge for this option in the future not to exceed $10.
A transfer of Net Benefit Base made while this Automated Subaccount Reallocation Option is in effect automatically terminates the option. You may subsequently re-elect this option by providing Us with notice. We may terminate or modify Our rules governing this option by giving You 31 days written notice.
Our Policies on Frequent Reallocations Among Subaccounts
The Policy is designed for long-term insurance/investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to six per Policy Year (not counting systematic and automated reallocations). We apply this limitation uniformly to all Policies.
We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.
We will only accept a transaction request that is in writing or made by telephone, and complies with our requirements for such requests. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail requests. As described in the Life Series Funds prospectus, the Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of the Life Series Funds (other than the Government Cash Management Fund) and reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds’ policies, it is Our Policy to reject any reallocation request, without any prior notice, that appears to be part of a market timing strategy based upon the holding period of the investment, the amount of the investment being exchanged, and the Subaccounts involved.
The Risks to Policyowners of Frequent Reallocations
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.
In the case of the Subaccounts that invest indirectly in high-yield bonds and stocks of small and/or mid-sized companies, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.
In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the New York Stock Exchange (“NYSE”). This could cause dilution in the value of the shares held by other shareholders.
THE DEATH BENEFIT
The death benefit is the amount We pay to the named Beneficiary at the death of the Insured. It is the sum of the guaranteed minimum death benefit plus, if positive, a Variable Insurance Amount that is based upon the performance of the Subaccounts selected and the amount we have credited to You in the Fixed Account. We increase the death benefit to reflect (1) any insurance on the life of the Insured added by a rider and (2) any premium paid that applies to a period of time after the Insured's death. We reduce the death benefit to reflect (1) any outstanding Policy loan and loan interest, (2) any unpaid premium that applies to a period before the Insured's death and (3) partial surrenders. The death benefit is reduced pro rata for partial surrenders, as discussed later.
Generally, We pay the death benefit within seven days after We receive all claim requirements in a form satisfactory to Us at Our Administrative Office. If no settlement option is elected, We pay interest on death benefit proceeds from the date of death until We pay the death benefit.
There are several settlement options available, as discussed later. The Policyowner may reserve the right to change any selected settlement option prior to the Insured’s death. Thereafter, if the Policyowner did not make an election, the Beneficiary may apply the proceeds to one of the settlement options. We must receive an election of, or a change to, a settlement option in writing at Our Administrative Office in a form acceptable to Us.
Face Amount — the Guaranteed Minimum Death Benefit
We guarantee that the death benefit on Your Policy will never be less than the Policy's Face Amount, which is the guaranteed minimum death benefit (reduced for loans and partial surrenders). During the first Policy Year, the death benefit is equal to the guaranteed minimum death benefit. Thereafter, We determine the death benefit on each Policy anniversary for the next Policy Year by adjusting the death benefit by the change in the Variable Insurance Amount on the Policy anniversary. This is the death benefit payable if the Insured dies during the following Policy Year. In the event of a loan or partial surrender, the Face Amount is reduced (see “Policy Loans” and “Partial Surrenders” for more information).
We allocate assets to Our General Account to accumulate as a reserve for the contingency that the Insured will die when the guaranteed minimum death benefit exceeds the death benefit payable without such guarantee.
The Variable Insurance Amount
The Variable Insurance Amount is based upon the investment results of the Subaccounts that You have selected and the interest credited to the Fixed and Loan Accounts, if selected or applicable. We set the Variable Insurance Amount on each Policy anniversary and do not change it until the next Policy anniversary.
During the first Policy Year, the Variable Insurance Amount is zero. On the first Policy anniversary, and on each anniversary thereafter, We determine Your Variable Insurance Amount by comparing the “actual net investment return rate” of Your Subaccounts (as defined below)  with an assumed investment return of  4%,  which We call “the Assumed Interest Rate.” The

“actual net investment return rate” reflects the gross return on the underlying investments of Your Subaccounts plus the interest credited to the Fixed and Loan Accounts, less Fund expenses and mortality and expense risk charges.
Your Variable Insurance Amount does not change if the actual net investment return rate is exactly equal to the Assumed Interest Rate. Your Variable Insurance Amount increases if the actual net investment return rate is greater than the Assumed Interest Rate and decreases if the actual net investment return rate is less than the Assumed Interest Rate.
The amount by which Your Variable Insurance Amount will increase or decrease during any Policy Year is determined by dividing the Excess Investment Return for a Policy Year by the applicable net single premium rate that is specified in Your Policy.
The Excess Investment Return for a Policy Year is equal to the Total Benefit Base at the end of the Policy Year (the sum of all values in Your Subaccounts, Fixed Account and Loan Account), less the Assumed Benefit Base on the anniversary (the Total Benefit Base at the beginning of the Policy Year increased by any credited net premiums and increased by the 4% Assumed Interest Rate to the end of the Policy Year). The Excess Investment Return may be positive, zero, or negative.
Your Policy includes a table of the applicable net single premium rates per $1.00 from ages 0 through 120. The net single premium increases as the Insured grows older. As a result, a dollar of Excess Investment Return would purchase less additional variable insurance each subsequent Policy Year. Net single premiums also vary by the sex and underwriting classification (tobacco or non-tobacco) of the Insured.
The Variable Insurance Amount is calculated on a cumulative basis. This means that the amount reflects the accumulation of increases and decreases from past Policy Years. The cumulative amount may be positive or negative, depending on the investment performance of the Subaccounts selected. If the Variable Insurance Amount is negative, the death benefit is the guaranteed minimum death benefit. In other words, the death benefit is never less than the guaranteed minimum death benefit.
For example, at the beginning of the first Policy Year, the Total Benefit Base and the Assumed Benefit Base for Our Representative Insured issued at issue age 35, with a $50,000 Face Amount ISPC-15 Policy and paid annually are both set to the initial net premium, or $908.09.  Assuming that the annual actual net investment return rate is 6%, the Total Benefit Base grows to $962.58 at the end of the Policy Year.  With an assumed investment return of 4%, the Assumed Benefit Base increases from $908.09 to $944.41.  The difference in the Total Benefit Base and the Assumed Benefit Base results in an Excess
Investment Return of $18.17, which is then divided by the net single premium at age 36 of 0.21548 per $1 to derive an additional Variable Insurance Amount of $84.32 purchased on the Policy anniversary.  The Variable Insurance Amount is $0 when the Policy is issued, and it increases to $84.32 after the additional Variable Insurance Amount is purchased.  The death benefit is the Face Amount plus the positive Variable Insurance Amount, or $50,084.32.
On the other hand, assuming the annual actual net investment return is 2%, the Total Benefit Base decreases to $926.24  at the end of the Policy Year, resulting in an Excess Investment Return of negative $18.17 (i.e. $926.24 - $944.41), and the resulting Variable Insurance Amount purchased will be negative $84.32 (i.e. negative $18.17 divided by 0.21548).  In this case, although the cumulative Variable Insurance Amount is negative, the death benefit is the guaranteed minimum death benefit of $50,000 (i.e. Face Amount).

ACCUMULATION VALUE
Determining Your Accumulation Value
There is no minimum guaranteed Accumulation Value. The Accumulation Value varies daily and on any day within the Policy Year equals the Accumulation Value as of the end of the prior Policy Year, plus the net premiums that You have paid since that date, plus the actual net investment return of the Subaccounts You have selected, plus the interest credited on the Fixed Account if selected, plus the interest credited to the Loan Account if You have any outstanding loans, adjusted for the cost of insurance protection and surrenders.
The Policy offers the possibility of increased Accumulation Value due to good investment performance and decreased Accumulation Value due to poor investment performance. You bear all of the investment risks.
Cash Value
The Cash Value of the Policy is equal to the Accumulation Value less any applicable policy surrender charge.
Cost of Insurance Protection
Your Accumulation Value reflects a charge for the cost of insurance protection. We issue variable life insurance policies to (1) persons with standard mortality risks and (2) persons with higher mortality risks, as Our underwriting rules permit. We charge a higher gross premium for the person with the higher mortality risk. In all cases, We base the cost of insurance protection on the net amount at risk (NAR) (the Policy's guaranteed minimum death benefit, plus the Variable Insurance Amount, minus the Accumulation Value) and the person's sex, underwriting class, and attained age. (See “Periodic Charges Deducted from the Subaccount Value – Cost of Insurance Protection.”)
Policy Surrenders
You may fully surrender the Policy for its Cash Value less any outstanding Policy loans and loan interest (“Surrender Value”) at any time while the Insured is living. The amount payable will be the Surrender Value that We next compute after We receive the surrender request at Our Administrative Office. If You request a full surrender, it will be effective on the date that We receive both the Policy and a written request in a form acceptable to Us.
You may partially surrender Your Policy on any Policy anniversary. We permit a partial surrender only if You (1) have no outstanding Policy loan and (2) have no overdue premiums. In addition, Your premiums and/or Face Amount after the partial surrender must still meet the Policy’s minimum requirements. A partial surrender will be effective only if We receive all requirements for a partial surrender at Our Administrative Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary.
When You make a partial surrender, the guaranteed minimum death benefit, Variable Insurance Amount, death benefit, Accumulation Value, and Cash Value for the Policy will each be reduced in the same proportion as the partial surrender relates to the Cash Value. The premium will also be reduced. We will pay the portion of the Cash Value of the original Policy that exceeds the Cash Value of the reduced Policy to You as a partial surrender. We will allocate the Accumulation Value of the reduced Policy among the Subaccounts in the same proportion as the allocation of the Accumulation Value of the original Policy. We will usually pay the Surrender Value within seven days if We have received all necessary forms. However, We may delay payment for the following reasons:
■            A recent payment that You made by check has not yet cleared the bank (We will not wait more than 15 days for a check to clear),
■            We are not able to determine the amount of the payment because the NYSE is closed for trading or the SEC determines that a state of emergency exists, or

■            For such other periods as the SEC may by order permit for the protection of security holders.
If, due to either the second or third scenario discussed above, We delay payment of the Surrender Value beyond 30 days from the date that We have received all necessary forms, We will pay interest from the effective date of the surrender.
You should be aware that any surrender will have tax consequences and that a partial surrender within the first seven years may have adverse tax consequences, see "Tax Information". We may deduct withholding taxes from the Surrender Value.
Policy Loans
You may borrow up to 75% of the Cash Value during the first three Policy Years and 90% of the Cash Value after the first three Policy Years, if You assign Your Policy to Us as sole security. We charge daily interest on the outstanding loan amount at an effective annual rate of 6% compounded on each Policy anniversary. In general, if We approve the loan, We send the loan amount within seven days of receipt of the request. We will not permit a new loan unless it is at least $100 or You use it to pay premiums. You may repay all or a portion of any loan and accrued interest at any time while the Insured is living and the Policy is in force.
When You take a loan, We transfer a portion of the Cash Value equal to the loan amount from the Subaccount(s) and/or the Fixed Account that You have selected to Our General Account. We charge the loan amount to each Subaccount and/or the Fixed Account if applicable in the proportion which the value of each Subaccount and/or the Fixed Account bears to the Net Benefit Base of the Policy as of the date of the loan. A Policy loan does not affect the amount of the premiums due but does reduce the death benefit and Cash Value by the amount of the loan. A Policy loan may also permanently affect the Variable Insurance Amount and the Cash Value, whether or not You repay the loan in whole or in part. This occurs because We credit the amount in the Loan Account at the assumed interest rate of 4%, in accordance with the Tabular Cash Value calculations that We have filed with the state insurance departments. Thus, even if it is repaid, a Policy loan will have a negative impact on the Variable Insurance Amount and the Cash Value, if the actual net investment returns of the Subaccounts You have selected, exceed the assumed interest rate of 4%. The longer the loan is outstanding, the greater the impact is likely to be.
If You do not pay the loan and interest when it is due on each Policy anniversary, We will increase Your loan by the amount of any unpaid interest, and We will transfer an equivalent amount of Cash Value from the Subaccount(s) to the General Account. We will credit loan repayments to each Subaccount in proportion to Your allocation to each Subaccount.
We subtract the amount of any outstanding loan plus interest from any death benefit or any Cash Value that We pay. If Your outstanding loan with accrued interest ever equals or exceeds the Cash Value, We will mail notice of such event to You and any assignee at the assignee's last known address. The Policy will terminate 31 days after We mail such notice. A termination of the Policy may be a taxable event. The Policy does not terminate if You make the required repayment within that 31-day period.
While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the Cash Value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.
SETTLEMENT OPTIONS
You or Your Beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. The Policy proceeds must be at least $1,000 and the settlement option chosen must be a minimum of $50 per payment received. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Tax consequences may vary depending on the settlement option chosen. The options are as follows:
Proceeds Left at Interest - Proceeds left with Us to accumulate, with interest payable at a rate of 1% per year, which may be increased by additional interest.
Payment of a Designated Amount - Payments in installments until proceeds applied under the option and interest on unpaid balance at a rate of 1% per year and any additional interest are exhausted.
Payment for a Designated Number of Years - Payments in installments for up to 25 years, including interest at a rate of 1% per year. Payments may increase by additional interest, which We would pay at the end of each installment year.
Payment of Life Income - You may elect the following life income provisions, and the minimum payments are based on the 2012 Individual Annuity Reserving Table and a guaranteed interest rate of 1.0%.
a.
Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year.

b.	Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.

c.
Life Income Only - Payments made only while the person on whose life the payments are based is alive. If the person on whose life the payments are based dies before any life payments are made, then no payments will be made.

OPTIONAL INSURANCE RIDERS
Currently, the following riders may be included in a Policy in states where available (see Appendix A).  If You wish to elect one or more of these riders, You must do so at the time Your Policy is issued. Riders are subject to the payment of an additional premium, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below describe important benefits, features, rights and obligations under each rider. Additional terms and conditions are set out in each applicable rider form. You may obtain additional information in this regard from Your representative.
Accidental Death Benefit
You may elect to obtain an accidental death benefit rider, if the Policy Insured's issue age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event that the Policy Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Policy Insured attains age 70. The amount of the benefit is equal to the Face Amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Policy Insured's accidental death benefit coverage in all other insurance companies.

Waiver of Premium
You can choose to obtain a waiver of premium rider if the Policy Insured’s issue age is 15 to 55. Under the rider, We will waive all premiums falling due after the date of commencement of the disability and for as long as the disability continues. Disability, for this purpose, means a total disability of the Insured, which continues for at least six months. Total disability means that the Policy Insured must be unable to engage for remuneration or profit in any occupation for which he or she is or could be suited by reason of education, training or experience.  Being a student is considered engaging in an occupation. The waiver of premium only applies to disabilities that commence before the Policy anniversary when the Policy Insured reaches age 60.
Children’s Term Life Insurance Rider
(Only Available on ISPC-WL with Face Amount greater than $150,000; not available on ISPC-15 or ISPC-WL with Face Amount less than or equal to $150,000)
You may purchase life insurance on children of the Policy Insured who are qualified under the terms of this rider.  The Children’s Term Life Insurance Rider allows You to purchase between $5,000 and $15,000 of coverage on qualified children, if the Policy Insured’s issue age is 18-50. Qualified children are children ages 14 days to 18 years old at the inception of coverage.  The premium is the same regardless of the number of children covered. Children born, adopted, or who become a stepchild after the issue date of the Policy are automatically insured as long as they are qualified under the terms of the rider.  The rider expiration date is the Policy Anniversary on which the Policy Insured attains age 65.
The rider provides coverage to an Insured Child through the earlier of the Insured Child’s 25th birthday, or the rider’s expiration date. If the Policy Insured dies during the premium payment period and while an Insured Child has coverage, the Insured Child’s coverage continues as paid up term insurance through the rider expiration date, with no further premium payable.   The rider coverage is convertible, without evidence of insurability, to a new individual policy providing permanent protection, at the earlier of when the Insured Child attains age 25 or when the Policy Insured attains age 65. The amount of insurance available under such new policy is subject to a minimum equal to the face amount of the rider coverage on the Insured Child, and a maximum equal to the lesser of five times the face amount of the rider coverage on the Insured Child, or $50,000.
Spouse’s Life Insurance Rider
(Only Available on ISPC-WL issued with Face Amount greater than $150,000; not available on ISPC-15)
You may purchase term life insurance on the Policy Insured’s spouse in the form of a rider to the Policy.  The Spouse’s Term Insurance Rider provides a death benefit of $25,000 and is offered on simplified issue underwriting basis. This rider is available for a spouse issue ages 18-50.  To be eligible, the spouse to be insured may not be 10 or more years older, nor 10 or more years younger, than the Policy Insured. Rider coverage expires at the later of when the insured spouse attains age 65, or 20 years from the issue date. The rider coverage is convertible to a new permanent plan of insurance without evidence of insurability within 60 days after the death of the Policy Insured, or within 60 days prior to the earliest of:  the date of a scheduled Spouse rider premium increase, or the rider’s expiration date, or when the insured spouse attains age 65. Premiums for this rider are level for an initial 20-year period; then increase for subsequent level premium 20-year periods, or to the expiration date of the rider if earlier.
Level Term Insurance Rider
(Only Available on ISPC-WL with Face Amount greater than $150,000, and ISPC-15; not available on ISPC-WL with Face Amount less than or equal to $150,000)

You may elect to obtain additional term insurance protection, in addition to the death benefit provided by the Policy. The additional coverage is purchased in the form of a rider to the Policy. The rider is available with either a 10 year, 15 year, or 20 year coverage period (note: 20 year coverage is not available with ISPC-15).
The 10–year coverage is available for issue ages 18-60; the 15- year coverage is available for issue ages 18-55; and the 20 year coverage is available is available for issue ages 18-50. The rider may be added in an amount up to 5 times the Face Amount of the ISP Choice Policy, subject to a $25,000 minimum amount. The rider coverage is convertible, without evidence of insurability to a new permanent plan of insurance. The amount of insurance under the new Policy may be any amount up to the Face Amount of the rider. The conversion may occur at any time during the rider’s premium payment period, but not later than the Policy anniversary when the Insured reaches age 65.
The guaranteed maximum premiums for this rider are level throughout the coverage period. We currently charge premiums less than the guaranteed maximum premiums.
We reserve the right to change current premiums for this rider but any change will be on a uniform basis by premium class and based upon future investment earnings, mortality, persistency and expenses. We cannot change current premiums on account of a deterioration of the Insured’s health or a change in occupation.
Guaranteed Insurability Option Rider
(Only Available on ISPC-WL with Face Amount greater than $150,000 and ISPC-15; not available on ISPC-WL with Face Amount less than or equal to $150,000.)
The Guaranteed Insurability Option Rider allows additional face amount purchases, on the Policy Insured, on specified option dates without evidence of insurability, subject to restrictions.  These options dates include Regular Option dates and Alternate Option dates.  The Regular Option dates vary by the issue age of the Policy Insured and provide for such optional purchases every three years, beginning at attained age 22 through attained age 46.  The Alternate Option dates are triggered by Life Events, including: marriage, birth of a child, adoption, or acquiring a mortgage to purchase a new primary residence. The rider may be added for an option amount up to $50,000, subject to a minimum option amount of $25,000.The rider also provides for limited additional 90 day term insurance coverage following a Life Event.
 Other Provisions
Age and Sex
If You have misstated the age or sex of the Insured, the benefits available under the Policy are those that the premiums paid would have purchased for the correct age and sex.
Assignment
You may assign the benefits under a Policy to someone else. However, the assignment is not binding on Us, unless it is in writing and received at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the assignment. The assignee receives any sum payable to the extent of his or her interest.
Beneficiary
This is the person(s) you designate in the application to receive death benefits under the Policy upon the death of the Insured. You may change this designation during the Insured's lifetime, by filing a written request with Our Administrative Office in a form acceptable to Us.
Right to Examine
You have a period of time to review Your Policy and cancel it for a refund of premiums paid. The duration and terms of the "right to examine" period vary by state

(see Appendix B). At a minimum You can cancel Your Policy within 10 days after receipt. You must return Your Policy along with a written request for cancellation.
Default and Options on Default
A Policy is in default if You do not pay any premium (after the first premium) when it is due. There is a grace period of 31 days during which the Policy continues in force. If the Insured dies during the grace period, We deduct from the death benefit the portion of the premium applicable to the period from the premium due date to the end of the Policy month in which death occurs.
If You have elected the automatic premium loan provision, and You do not pay a premium within the grace period, the premium will automatically be borrowed from the Cash Value of the
Policy. If You do not resume paying premiums, this process will continue until the Cash Value in Your Policy is exhausted. This will result in a termination of Your Policy or conversion of the remaining Cash Value into a continued insurance option. The total amount of all loans then outstanding will be considered a taxable distribution to the extent You have any gains in Your Policy.
If You have not elected the automatic premium loan provision and You do not surrender a Policy within 31 days after the date of default, We apply the Policy’s Cash Value minus any loan and interest to purchase continued insurance. If the Insured is rated as standard class, You automatically have the extended term insurance option if You make no other choice. If We rated the Policy for extra mortality risks, You automatically receive the reduced paid-up whole life insurance option. Both options are for fixed life insurance, and neither option requires the further payment of premiums.
The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (minus any indebtedness) as of the date the option becomes effective. The insurance coverage under this option continues for as long a period as the Surrender Value on such date purchases.
The reduced paid-up whole life insurance option provides a guaranteed level amount of paid-up whole life insurance. The guaranteed amount of coverage is the amount that the Surrender Value purchases on the date the option becomes effective.
When the Policy is continued as paid-up or extended term insurance, the Subaccount Benefit Base is transferred from the Separate Account to the Company’s General Account. As a result, the assets from the Subaccount Benefit Base will be subject to general liabilities from Our business operations and to claims by Our general creditors.
You may surrender a Policy continued under either option for its Cash Value while the Insured is living. You may make a loan under the reduced paid-up whole life insurance option, but not under the extended term insurance option. However, the death benefit will be reduced by any loan balance. If the loan balance exceeds the Cash Value of the paid–up coverage, the paid-up coverage will terminate.
Right to Exchange Options
The exchange options allow You to exchange this Policy, under certain conditions, for a permanent fixed benefit life insurance Policy if this Policy was issued in the State of New York. There are no fees or sales charges imposed on either exchange option.
Exchange Option 1
 Within the first 18 months after the Policy's issue date, if You have duly paid all premiums, You may exchange this Policy for a permanent fixed life insurance Policy that We issue on the Insured’s life.
You do not need to provide evidence of insurability to exercise this option. The new Policy will have a level Face Amount equal to the Face Amount of this Policy. The new Policy will have the same issue date, issue age and premium class as this Policy and the same optional insurance riders if such riders are available. We base premiums for the new

Policy on the premium rates for the new Policy that were in effect on this Policy’s issue date.
In some cases, issuance of the new policy will be subject to a Cash Value adjustment.  The Cash Value adjustment amount is equal to the policy Accumulation Value plus all charges assessed to this policy accumulated at this policy’s Assumed Interest Rate minus the aggregate past Gross Premiums of the proposed new policy, accumulated at this policy’s Assumed Interest Rate.  If the result is positive, We pay that amount to You. If the result is negative, You pay that amount to Us. We will determine the amount of a cash adjustment as of the date We receive the Policy and written request at Our Administrative Office.
Exchange Option 2
 If any Fund changes its investment adviser or makes a material change in its investment objectives or restrictions, You may exchange this Policy for a permanent fixed benefit life insurance Policy that We issue on the Insured’s life. We will notify You if there is any such change. You will be able to exchange this Policy within 60 days after Our Notice or the effective date of the change, whichever comes later. No evidence of insurability is required for this exchange.
The new Policy will be issued at Your attained age at the time of the exchange on a substantially comparable General Account plan of insurance. The face amount of the new Policy will be for an amount not exceeding the excess of the Death Benefit of this Policy on the date of exchange or:
1. The Cash Value of this Policy on the date of exchange if You elect to surrender this Policy; or
2. The death benefit payable under the Paid-Up Insurance Surrender Value Option if You choose to elect that option.
Grace Period
With the exception of the first premium, We allow a grace period of 31 days for payment of each premium after it is due. The Policy continues in force during the grace period unless You surrender it.
Incontestability
Except for fraud or nonpayment of premiums, We do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the date of issue.
Changes to the Policy
We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law. We may, at our discretion, replace or supplement the Separate Account with a different separate account (which may have its own subaccounts) or add additional Subaccounts as available options under the Policy. We may discontinue any existing Subaccounts as available options under the Policy. We reserve the right to combine the Separate Account with any other separate account or to combine Subaccounts. We may at Our discretion invest the assets of any Subaccount in the shares of another investment company or any other investment permitted by law. Such substitution would be made in compliance with any applicable provisions of the 1940 Act.
We will provide You with written notice regarding any significant changes.
State Variations
Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ from those described in this prospectus. You should refer to Your Policy and any applicable riders for terms that are specific to Your characteristics.
We offer the Policy in most states. Check with Your representative regarding availability in Your state. The Policy is offered continuously. Although We do not anticipate discontinuing the offer of the Policy, We reserve the right to do so at any time.

Payment and Deferment
We will usually pay the death benefit, Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment if (1) a recent payment by check has not yet cleared the bank, (2) We cannot determine the amount because the NYSE is closed for trading, or (3) the SEC determines that a state of emergency exists.
Under a Policy continued as paid-up or extended term insurance, We may defer the payment of the Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 30 days, We will pay interest. We will pay the interest from the date of surrender to the date We make payment.
Payment of Dividends
The Policy does not provide for dividend payments. Therefore, it is "non-participating" in the earnings of FLIAC.
Policy Years and Anniversaries
We measure Policy Years and anniversaries from the date of issue of the Policy, which will generally be the date on which We approve the application. Each Policy Year will commence on the anniversary of the date of issue.
Reinstatement
If the Policy terminates, You may apply for reinstatement within three years of termination. A Policy surrendered for cash or for which the extended term insurance option was in effect may not be reinstated. To reinstate, You must present evidence of insurability acceptable to Us, which, in some cases, may involve standard underwriting, including a medical examination, and You must pay to Us the greater of:
(1)
All premiums from the date of default with interest to the date of reinstatement, plus any Policy debt (plus interest to the date of reinstatement) in effect when You continued the Policy as reduced paid-up insurance or extended term insurance; or

(2)	110% of the increase in Cash Value resulting from reinstatement.
To reinstate, You must also pay Us any Policy debt that arose after the continuation of the Policy as reduced paid-up insurance. We calculate interest on any such debt at the rate of 6% per year compounded annually.
Suicide
If the Insured commits suicide within two years from the Policy's date of issue, Our liability under the Policy is limited to all premiums paid less any indebtedness.
Valuation of Assets
We determine the unit value for each Subaccount at the close of business of the NYSE, on each day the NYSE is open for regular trading (“Business Day”). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund. Each Fund determines the net asset value of its shares as described in the Life Series Funds prospectus.
Processing Transactions
Generally, transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day We receive them, if We receive them before the close of business on that day (generally 4:00 P.M., Eastern Time) in a manner meeting Our requirements. Otherwise, they will be processed as of the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.
FEES, CHARGES AND EXPENSES
We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We guarantee that once You have purchased Your Policy, We will not increase the amount of Your premium payments except as described under “Optional Insurance Riders” or the charges that We deduct from Your premiums. The charges that We deduct from Your Subaccount(s) for mortality and expense risks are also guaranteed not to increase (except as described in “The Frequency of Your Payments”).
Transaction Fees
We deduct the fees, charges and expenses listed below from Your premiums. The resulting net premium amount is allocated among the Subaccount(s) and the Fixed Account as You have selected.
Premium Charge
We impose a premium charge on each premium payment. The premium charge is 9% of each premium payment, exclusive of the Policy charge.
The premium charge is intended to cover Our sales expenses, premium taxes and other costs and risks associated with the Policy. The premium charge does not correspond to Our actual costs in any particular year.
The Policy is distributed through Foresters Financial Services, Inc. (“FFS”), which is one of Our affiliates.  The Policy is offered to the public through registered representatives of FFS and through other broker-dealers (“Selling Firms”) that are licensed under the federal securities laws and applicable state insurance laws and that have entered into written selling agreements with FFS as the underwriter.  These Selling Firms may be affiliated with Us.  FFS pays commissions to the Selling Firms for their sales of the Policy according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. FFS pays its representatives a percentage of the premium on Policies that they sell. FFS representatives generally receive a higher percentage of the first-year premium for selling ISPC-WL than they would receive for selling ISPC-15. A representative of a Selling Firm who sells You the Policy typically receives a percentage of the compensation FFS pays to his or her Selling Firm, depending on the agreement between the Selling Firm and its representative, and the Selling Firm’s compensation program.  Ask Your representative for further information about the compensation Your representative, and the Selling Firm that employs Your representative, may receive in connection with Your purchase of a Policy.
In addition, in an effort to promote the sale of Our products, We and FFS may enter into compensation arrangements with certain broker-dealer firms, some of which may be affiliated with Us with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing, administrative services and/or other services they provide to Us or Our affiliates.  These services may include, but are not limited to: educating customers on Our product features; conducting due diligence and analysis; providing office access, operations and systems support; and holding seminars intended to educate registered representatives and make them more knowledgeable about Our products.  We and FFS also may compensate third-party vendors for services that such vendors render to broker-dealer firms.  To the extent permitted by the Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, We and FFS may pay or allow other promotional incentives or payments in the forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events).  These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.  In addition, Our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by Us.
Policy Face Amount Charge
We impose a Policy Face Amount Charge in each premium payment (which is in addition to other applicable fees and charges).  These charges per $1,000 of the guaranteed minimum death benefit are shown below, and they vary by issue age and underwriting class. The Policy Face Amount Charge covers Our administrative expenses in issuing the Policy.

ISPC-15
Issue Age	Pref Plus NT	Pref NT	Standard NT	Standard TU
0-4	N/A		1.75	N/A
5-9			2.06
10-14			2.38
15-19			2.69
20-60	1.25	2.0	2.75	2.75

ISPC-WL with Face Amount greater than $150,000
Issue Age	Pref Plus NT	Pref NT	Standard NT	Standard TU
18-60.25		.50	1.25	1.25

ISPC-WL with Face Amount less than or equal to $150,000
Issue Age	Standard NT	Standard TU
18-60	2.0	2.0

Annual Policy Charge
We impose a maximum annual charge for Our administrative expenses of $95 on ISPC-15 and ISPC-WL.
Transfer Fees
We charge a $10 fee for transfers of the Net Benefit Base in excess of four per Policy Year, including those involving the Fixed Account. See “Transfer of Net Benefit Base” for more information.
Optional Insurance Rider Premiums
We charge an additional premium for each optional insurance rider that You select for Your Policy. See the table entitled “Transaction Fees and Other Charges and Expenses” in the “Fee Tables” section of this prospectus and Your Policy for more information on the additional premiums for each optional insurance rider.
PREMIUM PAYMENT MODE ADJUSTMENT
When You pay premiums on other than an annual basis, the premium amount, the annual Policy Charge and the Policy Face Amount Charge will increase to compensate for Our loss of interest and additional billing and collection expenses. A portion of this increase is credited under Your Policy to Your selected Subaccounts so that We can match Our assumptions about Your premiums to provide the guaranteed minimum death benefit of Your death benefit.
Increase for Installment Payment of Premiums (as a percentage of an annual payment/charge):

Payment Frequency	% Increase
Annual	0%
Semi-annual	2%
Quarterly	4%
Monthly	5.96%

PERIODIC CHARGES DEDUCTED FROM THE SUBACCOUNT VALUE
Cost of Insurance Protection
We deduct a charge from the Subaccount assets attributable to Your Policy for the cost of insurance protection. This amount is determined by the insurance rates applicable to Your Policy based upon Your age, sex, underwriting classification and the net amount of insurance that is at risk. We guarantee that the cost of insurance will not be higher than rates based on the 2001 Commissioners’ Standard Ordinary Mortality Table for the Insured’s sex and tobacco use classification, which We use to compute the cost of insurance protection for each Policy.
Your premium will also reflect Your mortality rating. In short, Your premium will be higher if You are rated as having a higher than average mortality risk.
The cost of insurance protection generally increases each year because the probability of death increases as a person's age increases. The net amount at risk may decrease or increase each year depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.
Mortality and Expense Risk Charge
We deduct from the Subaccount assets attributable to Your Policy a daily charge for the mortality and expense risks (“M&E”) that We assume.  Please refer to the chart entitled “Periodic Charges Other Than Fund Operating Expenses” for the M&E charge applicable to Your Policy.
The annual rate of the M&E Risk Charge declines after an initial M&E period, which is 15 years for ISPC-15 and 20 years for ISPC-WL.  We calculate two different classes of units due to this risk charge decline: one class of units during the initial M&E period, and another class of units during the lower M&E period. At the end of the initial M&E period, the Subaccount Benefit Base is fully and automatically allocated to purchase units using the later class of units.
 Policy Loan Interest
If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6% compounding on each Policy anniversary. The loan and loan interest are due on each Policy anniversary. If You do not pay the interest when it is due, it will be added to the loan amount and We will transfer an equivalent amount from the Subaccounts to the General Account.
Income Tax Charge
We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account B. However, if We did incur such tax, We reserve the right to charge the Separate Account for the amount of the tax. We may also impose charges for other applicable taxes attributable to the Separate Account.

Deductions from the Funds
Each Fund makes daily deductions from its assets to cover management fees and other expenses.  Because this impacts the Subaccount assets attributable to Your Policy, You bear these charges indirectly. The highest and lowest gross annual Fund operating expenses as of December 31, 2018 were 1.32% and 0.78%, respectively. The highest gross annual Fund operating expenses have been restated to reflect current operating expenses.
Annual Fund expenses for all Funds are fully described in the attached Life Series Funds prospectus.  We begin to accrue and deduct all of the above charges and premiums on a Policy's Issue Date.

FEDERAL TAX INFORMATION
This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature and is not tax advice, for which You should consult a qualified tax adviser.
POLICY PROCEEDS
We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of “life insurance contract” in Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”).  Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test.  We have designed Your Policy to comply with only the cash value accumulation test. The investments of each Subaccount also satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:
■            The death benefit will, if and when paid, be excluded from the gross income of the Beneficiary for federal income tax purposes;
■            The growth of the Cash Value of the Policy, if any, that is attributable to the investments in the Subaccounts will not be subject to federal income tax, unless and until there is a full or partial surrender of the Policy; and
■            Transfers among Subaccounts are not taxable events for purposes of federal income tax.
SURRENDERS AND LOANS
The federal tax treatment of Policy surrenders and loans depends upon whether the Policy is a MEC under Section 7702A of the Code. A MEC is a contract that meets the definition of a “life insurance contract” but fails to meet the "seven-pay" test of Section 7702A(b). Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a contract, exceed the total premiums that would have been paid by that time under a similar fixed-benefit life insurance Policy designed to provide for paid-up future benefits after the payment of seven equal annual premiums.
The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued. However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the Face Amount, takes a partial surrender, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to an owner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, You should consult with a qualified tax expert before making any change to Your Policy that might cause it to be treated as a MEC.
Policies that Are not MECs
If Your Policy is not a MEC, a total surrender of the Policy will subject You to federal income tax on the amount (if any) by which the cash Surrender Value exceeds Your basis in the Policy (premiums paid less previous distributions that were not taxable). If You elect to receive Your payment in installments, depending upon the option selected, You may be taxed on all or a portion of each installment until the income in the Policy has been paid; only after all Your basis in the Policy has been paid; or on a portion of each payment.
If You make a partial surrender after the first 15 Policy Years, the distribution will not be subject to federal income tax unless the amount of the partial surrender exceeds Your basis in the Policy. In other words, partial surrenders after 15 Policy Years will be treated as being from basis first and income second. During the first 15 Policy Years, the portion of the partial surrender that is subject to federal income tax will depend upon the ratio of Your death benefit to the Cash Value and the age of the Insured at the time of the surrender.
If Your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as the Policy remains in force, nor is the interest paid on such loans deductible for federal income tax purposes.
If You surrender or exchange Your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if You exchange Your Policy while a loan is outstanding, the amount of the loan may be taxed on an “income first” basis.
If the Cash Value of Your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see "Cash Value"). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a Policy loan.
Policies that Are MECs
A Policy that is classified as a MEC continues to be a life insurance contract for purposes of the federal income tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an "income first" basis (that is, if a Policy is a MEC, generally distributions are taxed as earnings first, followed by a return of the Policy’s cost basis). If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59 ½ are subject to an additional 10% penalty.
Tax Withholding
Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the Policy, the amount of any gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing before the payment date. However, in such event, You are subject to any potential tax penalties that may result from Our failure to withhold taxes.
Estate and Generation Skipping Taxes
Because of the complex nature of the Federal tax law, We recommend that You consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The Code provides an exemption for federal estate tax purposes of $11,400,000 for 2019 (adjusted for inflation annually thereafter) and a top estate tax rate of 40%.  An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse.  Any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.
When the Insured dies, the death benefit payable under the Insured’s Policy will generally be included in the Insured's estate for federal estate tax purposes if (1) the Insured and the Policyowner are the same or (2) the Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new Beneficiary.
If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to a federal gift tax. In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the Beneficiary may be subject to the GSTT. The Code provides an exemption to the GSTT of $11,400,000 for 2019 (adjusted for inflation annually thereafter) and a top GSTT tax rate of 40%.
Other Tax Issues
We are taxed as a "life insurance company" under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account B. Based on this expectation, no charge is currently assessed against Separate Account B for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account B. We may incur state and local taxes (in addition to premium taxes) attributable to Separate Account B in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account B. We may assess Separate Account B for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account B in the future, they could reduce the net investment performances of the Subaccounts.
In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount to which premiums under the Policy are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment adviser of the Life Series Funds monitors each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount to which premiums under Your Policy are allocated failed to satisfy these requirements, Your Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, You could be currently taxed on the net earnings and net realized gains of the Subaccount(s) in which You were indirectly invested. This is a risk that is common to all variable life insurance policies.
Each of the Funds sells its shares not only to Separate Account B but also to other separate accounts which fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and Contractowners which invested in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and Contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.
Under certain circumstances, a Policyowner’s control of the investments of Separate Account B may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account B for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Policyowner. Based upon existing Internal Revenue Service (“IRS”) guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

OTHER INFORMATION
VOTING RIGHTS
Because the Funds of the Life Series Funds do not require annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.
If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:
■            Shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;
■            Shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and
■            Shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.
We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held by Policyholders in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.  As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.
We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds.
We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.
The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.
REPORTS
Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will send a report to You that contains financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, we will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed after each transaction that affects the value of Your Policy, and at least once each year We will send a statement that gives You financial information about Your Policy, including, to the extent applicable, Your scheduled fixed premium payments.

If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.
FINANCIAL STATEMENTS
The financial statements of FLIAC and Separate Account B are in the Statement of Additional Information.

Please read this prospectus and keep it for future reference. It contains important information that You should know before buying a Policy. We filed a Statement of Additional Information (“SAI”), dated May 1, 2019  with the Securities and Exchange Commission. We incorporate the SAI by reference into this prospectus. You can get a free SAI, request other information about the Policy or make other inquiries by contacting Us at Foresters Life Insurance and Annuity Company, Raritan Plaza 1, P.O. Box 7836, Edison, New Jersey 08818-7836, calling Us toll free at 1(800) 832-7783 or by visiting Our website www.foresters.com. You can obtain copies of Our documents (including reports and the SAI), after paying a duplicating fee, by electronic request at publicinfo@sec.gov. Documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.

SEC file number: 333-149362/811-04328

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APPENDIX A
Policy and Rider State Approvals
The Policy is approved in all states except Alaska, Montana and South Dakota.
The riders discussed in this prospectus are approved in all states except Alaska, Montana and South Dakota.
A-1

APPENDIX B
State Variations among Right to Examine Provisions
1.	California:

a.	CA Non- Senior (under age 60):
NOTICE OF 10 DAY RIGHT TO EXAMINE POLICY: If for any reason You are dissatisfied with this Policy, it may be returned to Us or to the insurance agent through whom it was purchased within ten days after its receipt by the You (thirty days in the case of a replacement Policy) and You will be entitled to a refund of the Cash Value and any Policy fee paid for the Policy, whereupon the Policy shall be void.
b.	CA Seniors—(issued age 60 and over):
This Policy may be returned within 30 days from the date You received it. During that 30-day period, Your money will be placed in the Fixed Account or, unless You direct that the premium be invested in a stock or bond portfolio underlying the Policy during the 30-day period. If You do not direct that the premium be invested in a stock or bond portfolio, and if You return the Policy within the 30-day period, You will be entitled to a refund of the premium and any Policy fee paid.  If You direct that the premium be invested in a stock or bond portfolio during the 30-day period, and if You return the Policy during that period, You will be entitled to a refund of the Policy’s Cash Value on the day the Policy is received by Us or the agent who sold You this Policy, which could be less than the premium You paid for the Policy, plus any Policy fee paid.
2.	District of Columbia:
NOTICE OF RIGHT TO EXAMINE POLICY: If for any reason You are dissatisfied with this Policy, it may be returned to Us or to the insurance agent through whom it was purchased within the later of forty-five days after You signed the application for the Policy, or ten days after its receipt by the You (thirty days in the case of a replacement Policy).  The premium, including any Policy charges, will then be refunded, whereupon the Policy shall be void from the beginning and You and FLIAC shall be in the same position as if no Policy had been issued.

3.	New York:
NOTICE OF 10 DAY RIGHT TO EXAMINE POLICY: If for any reason You are dissatisfied with this Policy, it may be returned to the Us or to the insurance agent through whom it was purchased within ten days after its receipt by You (sixty days in the case of a replacement Policy). The premium, including any Policy charges, will then be refunded, whereupon the Policy shall be void from the beginning and You and FLIAC shall be in the same position as if no Policy had been issued.

4.	North Dakota:
NOTICE OF 20 DAY RIGHT TO EXAMINE POLICY: If for any reason You are dissatisfied with this Policy, it may be returned to Us or to the insurance agent through whom it was purchased within twenty days after its receipt by You (thirty days in the case of a replacement Policy).  The premium, including any Policy charges, will then be refunded, whereupon the Policy shall be void from the beginning and You and FLIAC shall be in the same position as if no Policy had been issued
5.	All Other States:
B-1

NOTICE OF 10 DAY RIGHT TO EXAMINE POLICY: If for any reason You are dissatisfied with this Policy, it may be returned to Us or to the insurance agent through whom it was purchased within ten days after its receipt by You (thirty days in the case of a replacement Policy).  The premium, including any policy charges, will then be refunded, whereupon the Policy shall be void from the beginning and You and FLIAC shall be in the same position as if no Policy had been issued.

B-2

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE
LIFE INSURANCE SEPARATE ACCOUNT B

LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES
OFFERED BY
FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Statement of Additional Information May 1, 2019

          This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses for the individual variable life insurance policies offered by Foresters Life Insurance and Annuity Company through First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B” or the “Separate Account”), which may be obtained at no cost by writing to Foresters Life Insurance and Annuity Company, Raritan Plaza 1, Edison, New Jersey 08837, by telephoning (800) 832-7783, or by visiting our website at www.foresters.com. Separate Account B currently funds three level premium variable life insurance policies called Insured Series Policy, with a prospectus dated May 1, 2019, ISP Choice-with four premium payment options (ISPC-10, ISPC-20, ISPC-65, ISP10 Express and ISPC-WL), with a prospectus dated May 1, 2019, and ISP Choice-with two premium payment options (ISPC-15 and ISPC-WL), with a prospectus dated May 1, 2019.

          Unless otherwise noted, the terms used in this SAI have the same meanings as in each prospectus.

GENERAL DESCRIPTION

          Foresters Life Insurance and Annuity Company.  Foresters Life Insurance and Annuity Company, 40 Wall Street, New York, New York 10005 (“FLIAC”), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities. Foresters Financial Holding Company, Inc. (“FFHC”), a holding company, owns all of the voting common stock of Foresters Investment Management Company, Inc. (“FIMCO” or “Adviser”) and all of the outstanding stock of FLIAC, Foresters Financial Services, Inc. (“FFS” or “Underwriter”) and Foresters Investor Services, Inc.(“FIS”), the transfer agent for First Investors Life Series Funds (“Life Series Funds”). The Independent Order of Foresters (“Foresters”) controls FFHC and, therefore, the Adviser and FLIAC. Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.

          The following chart provides information about the Officers and Directors of FLIAC.

Name	FLIAC Office	Principal Occupation for Last Five Years
Matt Berman	President
Matt was appointed President of FLIAC in 2019. Prior to his appointment, Matt has been the Chief Distribution Officer for Foresters life and annuity sales across the United States and Canada since May 2018.

Sonia A. Baxendale	Director
Senior Executive Vice-President, CIBC Wealth Management, Executive Vice-President, Asset Management, Card Products and Collections, and Executive Vice-President of Global Private Banking and Investment Management Services 1992-2011. Board of Director of CI Financial and Laurentian Bank; Co-Interim President and CEO of FFHC 2017 through 2018.  Independent Director of FFHC and FLIAC effective 2018. Chair of the Human Capital and Governance Committee, Independent Order of Foresters.

James R. Boyle	Director	James (Jim) Boyle was appointed CEO of the Independent Order of Foresters since 2018; Director and formerly President of FLIAC since 2018. President and CEO of John Hancock 2008 - 2012
Carol Lerner Brown	Secretary	Assistant Secretary FFS since 1989; Secretary FLIAC and FIMCO since 1989; Assistant Secretary FFHC since 2011; Secretary FIS since 1989; and Secretary Foresters Advisory Services, LLC since 2012.
Francis X. Gannon	Chief Financial Officer and Treasurer
Chief Financial Officer and Treasurer, Foresters Asset Management, Inc. since 2016. Chief Financial Officer and Treasurer FLIAC, FFS, FIS and FFHC since 2013; Chief Financial Officer FIMCO since 2013; Chief Financial Officer Foresters Advisory Services, LLC since 2013; Principal FX Capital LLC 2009-2013; Corporate Comptroller AlliedBarton 2010-2011; and Director Jefferson Wells International 2008-2009.

Jason Helbraun	Assistant	Assistant Vice President FLIAC since 2006.

2

Vice President
Mehul N. Kapadia	Chief Information Officer
Chief Information Officer since 2016, Vice President, IT Business Transformation through 2016. Vice President – Systems & Operations, Individual Life Liberty Mutual Insurance, Dover, NH.  2013 – 2015; Business Program Manager – Life Works, Individual Life 2011– 2013.

Martha E. Marcon	Director	Director FLIAC and FFHC since 2011; Director Independent Order of Foresters since 2009; Director Mercury General Corp. 2008-present; and Director NIA Group 2006-present.
J. Steven McDonald	International Finance Officer
Vice President and International Financial Officer, The Independent Order of Foresters   1997 - present; Assistant Treasurer, The Independent Order of Foresters, 1995 - 1997; Senior Audit Manager at KPMG 1985-1995.

E. Blake Moore, Jr.	Director
President and Director FIMCO since 2018; President and Director FFHC since 2018; Director FLIAC since 2018; Director FFS since 2018; Chairman and President FFS since  2018; Director FIS since 2018, Chairman since 2018; Board Manager of FAS since 2018, President since 2018. UBS Asset Management, New York, NY 2015-2017; MD, Head of Americas (through 2016) Mackenzie Investments, Toronto, ON, Canada 2011-2014.

Jeremy W. Ragsdale	Vice President, Product Development and Pricing	Vice President, Product Development and Pricing of FLIAC as of 2017.
David Schimmel	Vice President	Vice President since 2011 and Assistant Vice President 2006-2011 of FLIAC.
John Shey	Assistant Vice President	Assistant Vice President FLIAC since 2006.
Sonal Vyas	Assistant Vice President, US Statutory Reporting	2018 – Present Assistant Vice President US Statutory Reporting. The Independent Order of Foresters 2017-2014 Assistant Vice President Wealth and Asset Management Transformation– Manulife Financial.
Greg Walter	Senior Vice President, Insurance Operations
Senior Vice President, Insurance Operations of FLIAC since 2019; Senior Vice President, Foresters Investor Services, Inc. (FIS), Transfer Agency Operations since 2013.  Consultant to FIS (2012).  Prior to joining Foresters, Mr. Walter spent twenty-five years with AllianceBernstein L.P. as Senior Vice President, Head of Non-U.S. Transfer Agent Operations and preceded by

3

Vice President, Director of U.S. Transfer Agency Operations.
Wendy Watson	Director
Director FLIAC since 2019; Director EMPath - Economical Mobility Pathways since 2018; Director MD Private Trust since 2014; Director Community Service Committee Children’s Hospital Boston since 2011; Director Citizens Financial Group since 2010.

René Zanin	Director
Global Chief Legal Officer, Chief Compliance Officer and Corporate Secretary (2018) of the Independent Order of Foresters 2015 to present; served as General Counsel for Toshiba of Canada Limited 2008 – 2014.

On April 9, 2019, Foresters announced that it has entered into the two definitive purchase agreements described below that, once completed, will result in the sale of its U.S. asset management businesses.

First, FIMCO has entered into an Asset Purchase Agreement with Macquarie Management Holdings, Inc. (“Macquarie”) whereby Macquarie, a global investment management firm headquartered in Philadelphia, Pennsylvania, will purchase FIMCO’s assets related to the mutual fund management business, including the Funds (the “FIMCO Transaction”). The FIMCO Transaction is not expected to result in any material changes to the Funds’ investment objectives or principal investment strategies. However, upon the completion of the FIMCO Transaction, Macquarie expects that each Fund will be reorganized into a substantially similar fund that is managed by Delaware Management Company, a subsidiary of Macquarie (the “Reorganizations”). The FIMCO Transaction is expected to be completed during the fourth calendar quarter of 2019, pending the satisfaction of certain closing conditions and approvals, including approvals of the Reorganizations by the Funds’ Board of Trustees and Fund shareholders at a special shareholder meeting.

Second, FFS and Foresters Advisory Services, LLC (“FAS”), an investment advisory affiliate of FIMCO, FFS and FIS, have entered into an Asset Purchase Agreement with Cetera Financial Group, Inc. (“Cetera”), a U.S.-based wealth management firm headquartered in Denver, Colorado, whereby Cetera will purchase FFS’ retail brokerage business and FAS’ retail advisory business (the “FFS Transaction”). The FFS Transaction is expected to be completed in the second calendar quarter of 2019.

FLIAC will continue to administer and provide all contractual benefits of your Policy. The terms, benefits and features of your Policy will not change as a result of the FIMCO Transaction or the FFS Transaction.

Separate Account Assets.  First Investors Life Level Premium Variable Life Insurance Separate Account B (“Separate Account B”) was established on June 4, 1985 under the provisions of the New York Insurance Law.  The assets of Separate Account B are segregated from the assets of FLIAC, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under a Policy is not chargeable with liabilities arising out of any other business of FLIAC. Separate Account B is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), but such registration does not involve any supervision by the SEC of the management or investment practices or policies of Separate Account B.
4

SERVICES

Custodian.  FLIAC, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account B.  FLIAC maintains the records and accounts of Separate Account B.
Independent Registered Public Accounting Firm.  KPMG LLP, 345 Park Avenue, New York, NY 10154, is the independent registered public accounting firm for Separate Account B and FLIAC.
Underwriter.  FLIAC and Separate Account B have entered into an Underwriting Agreement with FFS. FFS, an affiliate of FLIAC and of the Adviser, has its principal business address at 40 Wall Street, New York, New York 10005.  FFS distributes the ISP CHOICE – with two premium payment options Policy in a continuous offering. FLIAC anticipates continuing to offer the ISP CHOICE  – with two premium payment options Policy, but reserves the right to discontinue the offering.  New ISP CHOICE – with four premium payment options Policies and new Insured Series Policies are not currently being offered for sale; however, existing holders of ISP CHOICE – with four premium payment options Policies and Insured Series Policies may continue to make additional payments under their policies.  For the fiscal years ended December 31, 2016, 2017 and 2018, FFS received underwriting commissions of $3,442,996, $2,968,442 and $2,334,837 respectively, in connection with the distribution of the ISP CHOICE Policies. For the fiscal years ended December 31, 2016, 2017 and 2018, FFS received underwriting commissions of $402,353,$293,850 and $125,719 respectively, in connection with the distribution of the Insured Series Policy. FFS is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority.

Distribution of Policy.  The Policies are sold by insurance agents licensed to sell variable life insurance policies, who are registered representatives of FFS or by other broker-dealers who have selling agreements with FFS.
FLIAC pays FFS a commission on policies sold.  Commissions paid to FFS for ISP CHOICE-10, ISP CHOICE-20, ISP CHOICE-65, ISP 10 Express and, for ISP CHOICE-Whole Life issued before January 29, 2018, generally will not exceed 60% of the premiums you pay in your policy's first year, 16% in policy years two and three and 5% of all other premiums you pay in policy years four and later.  Commissions paid to FFS under the ISP CHOICE Policy for ISP CHOICE-15, and for ISP CHOICE-WL issued on or after January 29, 2018, generally will not exceed 60% of the premiums you pay in your policy's first year, 20% in year two, 12.5% in year three, and 7.5% of all other premiums you pay in policy years four and later.  Commissions paid to FFS under the Insured Series Policy generally will not exceed 31.25% of the first year premium payment and 5% of the premium payments for years two through twelve. Commissions paid on the Policies are not charged directly to Policyowners or the Separate Account.  FFS is, in turn, responsible for paying FFS  representatives all commissions and other compensation that may be due to them for selling the policies.  FFS representatives and representatives of other broker-dealers who have selling agreements with FFS may sell other variable life insurance and annuity products as to which they receive more or less compensation than they do for selling the policies.

          FLIAC offers the ISP CHOICE – with two premium payment options Policy for sale in Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New York, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming.  FLIAC does not sell new ISP Choice – with
5

four premium payment options Policies or new Insured Series Policies; however, existing holders of Insured Series Policies may continue to make additional payments under their policies.
OTHER INFORMATION

           Reports.  At least once each Policy year, FLIAC mails a report to the Policyowner within 31 days after the Policy anniversary.  FLIAC mails the report to the last address known to us.  The report shows (1) the death benefit, (2) the cash value, (3) the policy debt on the anniversary, (4) any loan interest for the prior year and (5) other information as may be required by applicable law or regulation.  The report also shows your allocation among the Subaccounts on that anniversary. FLIAC will not send a report if the Policy is continued as reduced paid-up or extended term insurance.
          State Regulation.  FLIAC is subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Department of Financial Services (the “Department”).  FLIAC files an annual statement in a prescribed form with the Department each year covering our operations for the preceding year and our financial condition as of the end of such year.
          Our books and accounts are subject to review by the  Department at any time.  The Department conducts a full examination of our operations periodically.  The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law.  FLIAC also is subject to regulation under the insurance laws of other jurisdictions in which FLIAC may operate.
          Time of Payments.  All benefits payable due under the Policy will ordinarily be made within seven days of the due date or within seven days after the date of receipt of a request for partial surrender or termination.  However, FLIAC reserves the right to suspend or postpone the date of any payment due under the Policy (1) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings) or during which trading on the NYSE, as determined by the SEC, is restricted; (2) for any period during which an emergency, as determined by the SEC, exists as a result of which disposal of securities held by the Fund is not reasonably practical or it is not reasonably practical to determine the value of the Fund’s net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders or as may be permitted under the 1940 Act.
VALUATION INFORMATION
          Value of a Unit.  For each Subaccount of Separate Account B, the value of a unit initially was set arbitrarily at $10.00.  The value of a unit for any subsequent Valuation Period (the period starting on the day after any Business Day as defined in the prospectus and ending on the next such day) is determined by multiplying the value of a unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the unit value is being calculated.  The investment performance of each Fund, and expenses and deductions of certain charges, affect the unit value.  The value of a unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.
          Net Investment Factor.  The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:
(a)          is the net result of:
6

(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex-dividend” date occurs during the current Valuation Period.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.
(c)
is a factor representing the charges deducted for mortality and expense risks.  For Policies issued on or after January 29, 2018 under the  ISP Choice-with two premium payment options (ISPC-15 and ISPC-WL): such factor on an annual basis is equal to 0.50% of the daily net asset value of the applicable Subaccount in the first 15 years for the 15-year payment period ISP CHOICE and 0.25% thereafter; and for the paid-to-age-100 ISP CHOICE, this factor is equal to 0.50% in the first 20 years and 0.25% thereafter.  (ISPC-15 and ISPC-WL were issued after January 29, 2018 in states where approved). For Policies issued prior to January 29, 2018 under  ISP Choice-with four premium payment options (ISPC-10, ISPC-20, ISPC-65, and ISPC-WL) such factor on an annual basis is equal to 0.50% (1.50% for ISP 10 Express) of the daily net asset value of the applicable Subaccount.[1]   This percentage represents the mortality and expense risk assumed.

          The Net Investment Factor may be greater or less than one, and therefore, the unit value of any Subaccount may increase or decrease.
RELEVANCE OF FINANCIAL STATEMENTS
          The values of the interests of Policyowners under the Policies will be affected solely by the investment results of the Subaccounts.  The financial statements of FLIAC as contained herein should be considered only as bearing upon FLIAC’s ability to meet its obligations to Policyowners under the Policies, and they should not be considered as bearing on the investment performance of the Subaccounts.

1 ISP Choice – with four premium payment options was issued in New York until June 15, 2018.

7

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Financial Statements

December 31, 2018

(With Report of Independent Registered Public Accounting Firm Thereon)

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Foresters Life Insurance and Annuity Company and
Contract Owners of First Investors Life Level Premium Variable Life Insurance Separate Account B:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the sub-accounts listed in the Appendix that comprise the First Investors Life Level Premium Variable Life Insurance Separate Account B (the Separate Account) as of December 31, 2018, the related statements of operations for the year or period listed in the Appendix and changes in net assets for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2018, the results of its operations for the year or period listed in the Appendix, changes in its net assets for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of Foresters Life Insurance and Annuity Company’s separate accounts since 2011.

New York, New York
April 22, 2019
1

Appendix

Statement of assets and liabilities as of December 31, 2018, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

Government Cash Management
Fund for Income
Growth & Income
Special Situations
International
Select Growth
Investment Grade
Limited Duration High Quality Bond
Opportunity
Total Return
Covered Call Strategy
Equity Income

Statements of operations for the period from January 1, 2018 to December 14, 2018 (closure) and changes in net assets for the period from January 1, 2018 to December 14, 2018 (closure) and the year ended December 31, 2017.

Government
Balanced Income

Statements of operations for the period from January 1, 2018 to August 17, 2018 (closure) and changes in net assets for the period from January 1, 2018 to August 17, 2018 (closure) and the year ended December 31, 2017.

Real Estate

2

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statement of Assets and Liabilities
December 31, 2018

	Government Cash	Fund for	Growth &	Special		Select
	Management	Income	Income	Situations	International	Growth
Assets:
Investments at net asset value (note 3):
Number of shares	1,991,185	6,803,608	6,608,157	4,675,746	3,822,170	1,959,684
Cost	$1,989,786	$46,709,955	$217,362,634	$128,528,710	$70,441,044	$20,486,960
First Investors Life Series Fund	$1,991,185	$40,549,503	$276,485,272	$134,942,027	$84,393,512	$27,709,934
Liabilities:
Payable to Foresters Life Insurance and Annuity Company	42,239	376,299	2,283,525	1,129,797	688,956	261,776
Net assets	1,948,946	40,173,204	274,201,747	133,812,230	83,704,556	27,448,158
Net assets represented by contracts in accumulation period	$1,948,946	$40,173,204	$274,201,747	$133,812,230	$83,704,556	$27,448,158
Outstanding Units:
ISP and ISP Choice	95,780	634,258	2,118,698	1,152,073	1,475,148	1,398,065
ISP 10 Express	8,170	78,777	221,540	144,423	102,716	57,151

Unit Value:
ISP and ISP Choice	$20.036	$62.469	$128.828	$115.231	$56.355	$19.047
ISP 10 Express	$9.235	$11.409	$15.368	$14.666	$11.826	$18.635

(Continued)

3

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statement of Assets and Liabilities
December 31, 2018

	Investment	Limited Duration High			Covered Call	Equity
	Grade	Quality Bond	Opportunity	Total Return	Strategy	Income
Assets:
Investments at net asset value (note 3):
Number of shares	1,436,567	721,186	661,324	382,162	146,072	2,226,598
Cost	$15,430,560	$6,689,230	$10,206,964	$4,711,894	$1,585,083	$34,559,849
First Investors Life Series Fund	$14,624,254	$6,735,874	$10,303,422	$4,777,029	$1,514,762	$45,890,186
Liabilities:
Payable to Foresters Life Insurance and Annuity Company	186,092	52,351	82,185	37,947	12,158	464,459
Net assets	14,438,162	6,683,523	10,221,237	4,739,082	1,502,604	45,425,727
Net assets represented by contracts in accumulation period	$14,438,162	$6,683,523	$10,221,237	$4,739,082	$1,502,604	$45,425,727
Outstanding Units:
ISP and ISP Choice	391,977	681,725	472,233	297,086	136,221	1,077,774
ISP 10 Express	37,474	13,906	194,479	75,135	9,776	46,819
Unit Value:
ISP and ISP Choice	$36.266	$9.634	$15.619	$12.933	$10.388	$41.876
ISP 10 Express	$10.321	$9.205	$14.693	$12.166	$10.111	$15.267

See accompanying notes to financial statements
4

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statement of Operations
Year ended December 31, 2018

	Government Cash	Fund for	Growth &	Special		Select
	Management	Income	Income	Situations	Internatonal	Growth	Government**
Investment income:
Income:
Dividends	$22,740	$2,214,670	$4,392,841	$762,239	$770,314	$99,452	$239,354
Expenses:
Mortality and expense risks (note 5)	9,477	220,962	1,599,136	835,042	485,611	161,018	32,177
Net investment income (loss)	13,263	1,993,708	2,793,705	(72,803)	284,703	(61,566)	207,177

Realized gain on investments:
Realized gain distributions	—	—	14,010,267	21,221,282	4,426,530	2,047,945	—
Realized gain (loss) on investments	—	(254,706)	4,264,791	1,489,066	800,130	347,439	(683,748)
Realized gains (losses)	—	(254,706)	18,275,058	22,710,348	5,226,660	2,395,384	(683,748)

Change in unrealized appreciation (depreciation) on investments	—	(3,013,011)	(54,043,962)	(50,305,704)	(17,740,189)	(3,601,865)	362,904

Net increase (decrease) in net assets resulting from operations	$13,263	$(1,274,009)	$(32,975,199)	$(27,668,159)	$(12,228,826)	$(1,268,047)	$(113,667)

(Continued)
5

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statement of Operations
Year ended December 31, 2018

	Investment Grade	Limited Duration High Quality Bond	Opportunity	Real Estate*	Total Return	Balanced Income**	Covered Call Strategy	Equity Income
Investment income:
Income:
Dividends	$557,769	$10,938	$53,213	$12,975	$65,550	$23,098	$13,710	$930,604
Expenses:
Mortality and expense risks (note 5)	76,752	3,585	53,792	2,642	21,013	2,736	7,640	261,265
Net investment income (loss)	481,017	7,353	(579)	10,333	44,537	20,362	6,070	669,339
Realized gain on investments:
Realized gain distributions	—	—	133,280	—	19,674	13,977	—	1,514,539
Realized gain (loss) on investments	(31,898)	(3,123)	21,536	11,825	11,600	(20,215)	10,832	641,151
Realized gains (losses)	(31,898)	(3,123)	154,816	11,825	31,274	(6,238)	10,832	2,155,690

Change in unrealized appreciation (depreciation) on investments	(837,664)	49,910	(2,013,697)	(9,994)	(446,528)	(40,148)	(179,898)	(7,308,958)

Net increase (decrease) in net assets resulting from operations	$(388,545)	$54,140	$(1,859,460)	$12,164	$(370,717)	$(26,024)	$(162,996)	$(4,483,929)

* For period January 1, 2018 to August 17, 2018.
** For period January 1, 2018 to December 14, 2018.

See accompanying notes to financial statements

6

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Years ended December 31, 2018 and 2017

	Government Cash Management		Fund for Income		Growth & Income		Special Situations
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$13,263	$(4,643)	$1,993,708	$1,937,687	$2,793,705	$3,019,732	$(72,803)	$612,019
Realized gain distributions	—	—	—	—	14,010,267	11,249,765	21,221,282	1,841,443
Realized gain (loss) on investments	—	—	(254,706)	(168,896)	4,264,791	3,547,980	1,489,066	1,564,743
Change in unrealized appreciation (depreciation) on investments	—	—	(3,013,011)	794,943	(54,043,962)	31,296,886	(50,305,704)	21,503,015
Net increase (decrease) in net assets resulting from operations	13,263	(4,643)	(1,274,009)	2,563,734	(32,975,199)	49,114,363	(27,668,159)	25,521,220
From contract transactions:
Net insurance premiums from contract owners	3,500	47,102	1,229,147	1,246,936	5,709,019	6,465,512	3,699,596	3,856,803
Cost of insurance (note 5)	(42,588)	(27,373)	(696,005)	(599,021)	(4,014,437)	(3,561,234)	(1,984,400)	(1,799,965)
Transfers upon closing of sub-accounts	537,278	—	—	—	—	—	—	—
Transfers between sub-accounts	(170,901)	69,751	(260,538)	250,402	(1,590,016)	(1,057,917)	(17,301)	(513,526)
Transfers for contract benefits and terminations	(167,139)	(204,032)	(1,859,050)	(1,971,094)	(12,780,060)	(12,256,046)	(7,092,545)	(6,332,102)
Increase (decrease) in net assets derived from contract transactions	160,150	(114,552)	(1,586,446)	(1,072,777)	(12,675,494)	(10,409,685)	(5,394,650)	(4,788,790)
Net increase (decrease) in net assets	173,413	(119,195)	(2,860,455)	1,490,957	(45,650,693)	38,704,678	(33,062,809)	20,732,430
Net assets:
Beginning of year	1,775,533	1,894,728	43,033,659	41,542,702	319,852,440	281,147,762	166,875,039	146,142,609
End of year	$1,948,946	$1,775,533	$40,173,204	$43,033,659	$274,201,747	$319,852,440	$133,812,230	$166,875,039

(Continued)
7

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Years ended December 31, 2018 and 2017

	International		Select Growth		Government		Investment Grade
	2018	2017	2018	2017	2018**	2017	2018	2017
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$284,703	$501,118	$(61,566)	$(7,711)	$207,177	$93,873	$481,017	$483,096
Realized gain distributions	4,426,530	—	2,047,945	2,335,639	—	—	—	—
Realized gain (loss) on investments	800,130	859,755	347,439	236,209	(683,748)	(21,361)	(31,898)	(5,807)
Change in unrealized appreciation (depreciation) on investments	(17,740,189)	23,156,892	(3,601,865)	4,360,542	362,904	(1,129)	(837,664)	126,262
Net increase (decrease) in net assets resulting from operations	(12,228,826)	24,517,765	(1,268,047)	6,924,679	(113,667)	71,383	(388,545)	603,551
From contract transactions:
Net insurance premiums from contract owners	2,802,337	3,142,330	1,744,994	1,662,579	420,462	348,489	725,545	777,015
Cost of insurance (note 5)	(1,203,726)	(1,150,016)	(450,055)	(371,983)	(61,818)	(105,663)	(255,561)	(221,150)
Transfers upon closing of sub-accounts	—	—	—	—	(6,344,433)	—	—	—
Transfers between sub-accounts	506,014	(723,394)	821,816	(109,395)	(214,432)	61,865	107,109	279,515
Transfers for contract benefits and terminations	(4,166,347)	(3,961,583)	(1,612,612)	(1,202,429)	(228,235)	(360,443)	(591,246)	(629,295)
Increase (decrease) in net assets derived from contract transactions	(2,061,722)	(2,692,663)	504,143	(21,228)	(6,428,456)	(55,752)	(14,153)	206,085
Net increase (decrease) in net assets	(14,290,548)	21,825,102	(763,904)	6,903,451	(6,542,123)	15,631	(402,698)	809,636
Net assets:
Beginning of year	97,995,104	76,170,002	28,212,062	21,308,611	6,542,123	6,526,492	14,840,860	14,031,224
End of year	$83,704,556	$97,995,104	$27,448,158	$28,212,062	$—	$6,542,123	$14,438,162	$14,840,860

(Continued)
8

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Years ended December 31, 2018 and 2017

	Limited Duration High Quality Bond		Opportunity		Real Estate		Total Return
	2018	2017	2018	2017	2018*	2017	2018	2017
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$7,353	$3,531	$(579)	$6,506	$10,333	$4,341	$44,537	$34,182
Realized gain distributions	—	—	133,280	—	—	11,652	19,674	—
Realized gain (loss) on investments	(3,123)	(507)	21,536	15,006	11,825	344	11,600	14,543
Change in unrealized appreciation (depreciation) on investments	49,910	(1,008)	(2,013,697)	1,410,724	(9,994)	(9,492)	(446,528)	319,397
Net increase (decrease) in net assets resulting from operations	54,140	2,016	(1,859,460)	1,432,236	12,164	6,845	(370,717)	368,122
From contract transactions:
Net insurance premiums from contract owners	(16,939)	25,538	2,519,251	2,240,560	102,977	136,060	815,312	812,691
Cost of insurance (note 5)	(61,727)	(8,083)	(339,160)	(301,843)	(8,360)	(19,718)	(147,589)	(132,338)
Transfers upon closing of sub-accounts	6,344,433	—	—	—	(537,278)	—	561,997	—
Transfers between sub-accounts	(20,230)	38,244	535,942	510,716	(190,632)	87,895	214,227	152,561
Transfers for contract benefits and terminations	(18,167)	(19,347)	(620,524)	(529,657)	(49,193)	(51,224)	(252,038)	(238,814)
Increase (decrease) in net assets derived from contract transactions	6,227,370	36,352	2,095,509	1,919,776	(682,486)	153,013	1,191,909	594,100
Net increase (decrease) in net assets	6,281,510	38,368	236,049	3,352,012	(670,322)	159,858	821,192	962,222
Net assets:
Beginning of year	402,013	363,645	9,985,188	6,633,176	670,322	510,464	3,917,890	2,955,668
End of year	$6,683,523	$402,013	$10,221,237	$9,985,188	$—	$670,322	$4,739,082	$3,917,890

(Continued)

9

FIRST INVESTORS LIFE
LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B
Statements of Changes in Net Assets
Years ended December 31, 2018 and 2017

	Balanced Income		Covered Call Strategy		Equity Income
	2018**	2017	2018	2017	2018	2017
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$20,362	$1,792	$6,070	$(1,801)	$669,339	$656,059
Realized gain distributions	13,977	3,845	—	—	1,514,539	1,080,920
Realized gain (loss) on investments	(20,215)	445	10,832	2,434	641,151	452,973
Change in unrealized appreciation (depreciation) on investments	(40,148)	33,455	(179,898)	95,474	(7,308,958)	4,581,440
Net increase (decrease) in net assets resulting from operations	(26,024)	39,537	(162,996)	96,107	(4,483,929)	6,771,392
From contract transactions:
Net insurance premiums from contract owners	34,267	22,040	206,389	90,896	1,525,200	1,652,715
Cost of insurance (note 5)	(7,493)	(9,011)	(40,026)	(19,565)	(694,130)	(594,137)
Transfers upon closing of sub-accounts	(561,997)	—	—	—	—	—
Transfers between sub-accounts	70,807	177,299	347,783	551,301	(141,518)	222,329
Transfers for contract benefits and terminations	(43,950)	(6,827)	(74,487)	(45,008)	(2,135,798)	(1,947,387)
Increase (decrease) in net assets derived from contract transactions	(508,366)	183,501	439,659	577,624	(1,446,246)	(666,480)
Net increase (decrease) in net assets	(534,390)	223,038	276,663	673,731	(5,930,175)	6,104,912
Net assets:
Beginning of year	534,390	311,352	1,225,941	552,210	51,355,902	45,250,990
End of year	$—	$534,390	$1,502,604	$1,225,941	$45,425,727	$51,355,902

* For period January 1, 2018 to August 17, 2018.
** For period January 1, 2018 to December 14, 2018.

See accompanying notes to financial statements

10

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Notes to Financial Statements December 31, 2018

(1)                           Organization
First Investors Life Level Premium Variable Life Insurance Separate Account B (Separate Account B), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by Foresters Life Insurance and Annuity Company (FLIAC), formerly First Investors Life Insurance Company, and exists in accordance with the regulations of the New York State Department of Financial Services. Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Funds (the Funds), an open-end diversified management investment company registered under the 1940 Act. The Funds are managed by Foresters Investment Management Company (FIMCO), an affiliate of FLIAC. On April 6, 2019, FLIAC’s parent entered into an agreement to sell the mutual fund management business of FIMCO and the transaction is expected to be completed during the fourth calendar quarter of 2019.

FLIAC offers a level premium variable life insurance policy through Separate Account B with either a fully underwritten option or a non-medically underwritten option. A fully underwritten policy offers six premium payment periods: a 12-year option (Insured Series Policy or ISP), a 10-year option (ISP Choice 10), a 15-year option (ISP Choice 15), a 20-year option (ISP Choice 20), an option to pay until age 65 (ISP Choice 65), and an option to pay until age 100 (ISP Choice Whole Life), collectively, ISP Choice. A non-medically underwritten policy is only available in a 10-year premium payment option, referred to as ISP10 Express. New policies of ISP, ISP Choice 10, ISP10 Express, ISP Choice 20 and ISP Choice 65 are no longer available for sale. ISP and ISP Choice 10 were retired in previous years. ISP10 Express, ISP Choice 20 and ISP Choice 65 were retired during the course of the year. Policyholders may continue to make additional payments under their respective Policy.

The contract holder directs the deposits into the sub-accounts that comprise Separate Account B and bears the investment risk if the sub-accounts do not meet their stated investment objectives. The sub-accounts invest in the following underlying Fund portfolios: Government Cash Management, Fund for Income, Growth & Income, Special Situations, International, Select Growth, Investment Grade, Limited Duration High Quality Bond, Opportunity, Total Return, Covered Call Strategy, and Equity Income.

The Real Estate sub-account was closed on August 17, 2018. The Government and Balanced Income sub-accounts were closed on December 14, 2018. Shares of the Government and Balanced Income sub-accounts were exchanged for shares of the Limited Duration High Quality Bond and Total Return sub-accounts, respectively, with the same aggregate net asset value on the closing date.

11	(Continued)

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Notes to Financial Statements December 31, 2018
(2)         Significant Accounting Policies
(a)	Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(b)	Fair Value Measurements
Investments are valued using Level 1 inputs, as defined within the fair value hierarchy established by the Financial Accounting Standards Board (FASB).

Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the FASB. The three levels of inputs are described below:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account B has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account B’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

12	(Continued)

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Notes to Financial Statements December 31, 2018
The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
In August 2018, the FASB issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement, which amends ASC 820 to add, remove, and modify fair value measurement disclosure requirements. The guidance is effective for all entities for fiscal years beginning after December 15, 2019. The Company will adopt the provisions of this guidance for its fiscal year beginning January 1, 2020 and management is currently evaluating the impact that ASU 2018-13 will have on its related disclosures.

(c)	Subsequent Events
Management has evaluated events subsequent to the balance sheet date through April 22, 2019, the date that the financial statements were available for issuance.

(d)	Investments
Shares of the Funds held by each of the sub-accounts of Separate Account B are valued at net asset value per share of such Funds, which value its investment securities at fair value on a daily basis. All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value. Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

(e)	Investment Income
Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date. Realized gains and losses are recorded on a trade date basis. Reinvested realized gain distributions are recorded when received. Average cost is used as the basis of investments held and sold. The change in the value of the Funds is recorded as unrealized appreciation or depreciation and is included in the accompanying statement of operations.

(f)	Federal Income Taxes
Separate Account B is not taxed separately because its operations are part of the total operations of FLIAC, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B is not taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.

13	(Continued)

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Notes to Financial Statements December 31, 2018

(3)	Investments
At December 31, 2018, investments in Funds in which the sub-accounts of the Separate Account invest in were presented at fair value determined by management using the net asset value of the Funds. Management determined that the investments in Funds are fair valued using Level 1 inputs since there is a readily determinable market, there are no restrictions on the Funds’ redemption and sufficient transaction volume exists. There were no transfers between the Levels in fair value hierarchy during the year ended December 31, 2018.
Investments consist of the following as of December 31, 2018:

	Shares	Net asset value	Fair value	Cost
First Investors Life Series Fund:
Government Cash Management	1,991,185	$1.00	$1,991,185	$1,989,786
Fund for Income	6,803,608	$5.96	$40,549,503	$46,709,955
Growth & Income	6,608,157	$41.84	$276,485,272	$217,362,634
Special Situations	4,675,746	$28.86	$134,942,027	$128,528,710
International	3,822,170	$22.08	$84,393,512	$70,441,044
Select Growth	1,959,684	$14.14	$27,709,934	$20,486,960
Investment Grade	1,436,567	$10.18	$14,624,254	$15,430,560
Limited Duration High Quality Bond	721,186	$9.34	$6,735,874	$6,689,230
Opportunity	661,324	$15.58	$10,303,422	$10,206,964
Total Return	382,162	$12.50	$4,777,029	$4,711,894
Covered Call Strategy	146,072	$10.37	$1,514,762	$1,585,083
Equity Income	2,226,598	$20.61	$45,890,185	$34,559,849

14	(Continued)

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Notes to Financial Statements December 31, 2018
The cost of purchases and proceeds from sales of investments for the year ended December 31, 2018 were as follows:

	Purchases	Sales
Government Cash Management	$589,853	$385,389
Fund for Income	$2,574,623	$2,151,530
Growth & Income	$18,518,931	$14,207,300
Special Situations	$22,326,677	$6,537,173
International	$5,771,040	$3,059,610
Select Growth	$3,497,410	$964,866
Government	$455,604	$6,756,243
Investment Grade	$1,092,616	$583,132
Limited Duration High Quality Bond	$6,425,390	$140,870
Opportunity	$2,366,870	$119,336
Real Estate	$112,714	$789,153
Total Return	$1,439,993	$170,592
Balanced Income	$172,674	$650,084
Covered Call Strategy	$604,178	$154,047
Equity Income	$2,821,990	$2,049,393
15	(Continued)

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Notes to Financial Statements December 31, 2018

(4)	Changes in Units
(a)	The changes in units outstanding for ISP and ISP Choice for the years ended December 31, 2018 and 2017 were as follows:

	2018			2017
	Units issued	Units redeemed	Net increase (decrease)	Units issued	Units redeemed	Net increase (decrease)
Government Cash
Management	42,414	(35,813)	6,601	12,373	(19,032)	(6,659)
Fund for Income	5,042	(31,918)	(26,876)	6,728	(26,704)	(19,976)
Growth & Income	844	(92,945)	(92,101)	1,399	(84,940)	(83,541)
Special Situations	1,710	(44,916)	(43,206)	1,130	(42,113)	(40,983)
International	7,396	(43,951)	(36,555)	6,394	(54,712)	(48,318)
Select Growth	58,561	(45,115)	13,446	32,910	(43,025)	(10,115)
Government	7,948	(239,154)	(231,206)	9,925	(12,120)	(2,195)
Investment Grade	14,262	(15,499)	(1,237)	14,238	(10,669)	3,569
Limited Duration High
Quality Bond	655,679	(13,974)	641,705	12,012	(9,174)	2,838
Opportunity	78,395	(7,161)	71,234	77,489	(7,737)	69,752
Real Estate	7,863	(63,586)	(55,723)	19,872	(9,796)	10,076
Total Return	85,328	(13,386)	71,942	40,585	(14,812)	25,773
Balanced Income	11,349	(57,803)	(46,454)	17,843	(1,133)	16,710
Covered Call Strategy	47,011	(13,696)	33,315	54,764	(4,067)	50,697
Equity Income	6,854	(41,559)	(34,705)	12,598	(30,669)	(18,071)

(b)	The changes in units outstanding for ISP10 Express for the years ended December 31, 2018 and 2017 were as follows:

	2018			2017
	Units issued	Units redeemed	Net increase (decrease)	Units issued	Units redeemed	Net increase (decrease)
Government Cash Management	12,170	(5,815)	6,355	7,980	(7,222)	758
Fund for Income	16,994	(4,145)	12,849	20,442	(1,650)	18,792
Growth & Income	45,151	(3,392)	41,759	50,650	(1,854)	48,796
Special Situations	39,300	(1,806)	37,494	32,119	(2,082)	30,037
International	25,770	(1,743)	24,027	19,132	(2,179)	16,953
Select Growth	15,480	(1,756)	13,724	13,344	(1,250)	12,094
Government	3,565	(13,028)	(9,463)	3,536	(996)	2,540
Investment Grade	9,779	(2,938)	6,841	10,061	(1,199)	8,862
Limited Duration High
Quality Bond	13,013	(822)	12,191	971	(87)	884
Opportunity	51,500	(2,248)	49,252	49,217	(1,104)	48,113
Real Estate	2,937	(9,866)	(6,929)	5,138	(547)	4,591
Total Return	21,027	(2,596)	18,431	21,574	(1,425)	20,149
Balanced Income	1,246	(2,101)	(855)	753	(190)	563
Covered Call Strategy	6,597	(300)	6,297	2,932	(207)	2,725
Equity Income	11,409	(1,477)	9,932	11,403	(580)	10,823

16	(Continued)

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Notes to Financial Statements December 31, 2018
(5)	Mortality and Expense Risks and Deductions
Mortality and expense risk charges vary by product. In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FLIAC deducts an amount equal on an annual basis to 0.50% of the daily net asset value of each sub-account for ISP and ISP Choice. Both ISP Choice 15 and ISP Choice WL will assume a charge reduction from 0.50% to 0.25% after the conclusion of the 15th and 20th year, respectively. For ISP10 Express, FLIAC deducts an amount equal on an annual basis to 1.50% of the daily net asset value of each sub-account. This deduction is assessed through a reduction of unit values.

A monthly charge is also made to Separate Account B for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units on the anniversary date of the policy.

There is a 15-year surrender charge period on both ISP Choice 15 and ISP Choice WL. This charge is calculated based upon each $1,000 of face amount surrendered or partially surrendered and may vary with the age and sex of the insured. It is assessed through the redemption of units.

17	(Continued)

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Notes to Financial Statements December 31, 2018
(6)	Financial Highlights
(a)	ISP and ISP Choice:

	Net assets
	Units [1]	Unit value ($)	($000s)	Investment income ratio (%) [2]	Expense ratio (%) [3]	Total return (%) [4]

Government Cash Management:
December 31:
2018	95,780	20.036	1,874	1.23	0.50	0.74
2017	89,179	19.889	1,759	0.26	0.50	(0.24)
2016	95,838	19.937	1,885	—	0.50	(0.50)
2015	88,546	20.037	1,760	—	0.50	(0.50)
2014	101,560	20.137	2,031	—	0.50	(0.50)

Fund for Income: December 31:
2018	634,258	62.469	39,274	5.24	0.50	(3.07)
2017	661,134	64.445	42,250	5.03	0.50	6.29
2016	681,110	60.630	41,010	5.45	0.50	10.57
2015	701,424	54.835	38,105	5.46	0.50	(2.34)
2014	727,242	56.147	40,523	5.32	0.50	0.29

Growth & Income: December 31:
2018	2,118,698	128.828	270,797	1.41	0.50	(10.61)
2017	2,210,799	144.127	316,730	1.51	0.50	17.69
2016	2,294,341	122.464	279,195	1.42	0.50	9.33
2015	2,383,690	112.011	265,136	1.17	0.50	(3.60)
2014	2,473,137	116.198	285,616	1.16	0.50	7.11

Special Situations: December 31:
2018	1,152,073	115.231	131,694	0.47	0.50	(17.01)
2017	1,195,278	138.850	164,966	0.90	0.50	17.68
2016	1,236,262	117.993	144,965	0.54	0.50	15.52
2015	1,285,718	102.137	130,429	0.63	0.50	(1.02)
2014	1,330,888	103.188	136,486	0.47	0.50	5.77

International:
December 31:
2018	1,475,148	56.355	82,490	0.82	0.50	(12.60)
2017	1,511,703	64.475	96,919	1.05	0.50	32.30
2016	1,560,021	48.734	75,526	1.24	0.50	(4.68)
2015	1,601,523	51.127	81,303	1.09	0.50	2.98
2014	1,639,272	49.648	80,842	1.09	0.50	1.88

Select Growth:
December 31:
2018	1,398,065	19.047	26,383	0.33	0.50	(4.27)
2017	1,384,619	19.896	27,358	0.49	0.50	32.14
2016	1,394,735	15.057	20,838	0.62	0.50	3.52
2015	1,368,709	14.545	19,687	0.36	0.50	2.70
2014	1,351,055	14.163	18,965	0.34	0.50	12.96

Government: [5]
December 31:
2018	—	—	—	3.68	0.50	(1.66)
2017	231,207	28.211	6,452	1.93	0.50	1.03
2016	233,402	27.924	6,460	2.08	0.50	(0.02)
2015	229,657	27.929	6,339	2.26	0.50	(0.45)
2014	231,465	28.057	6,431	2.58	0.50	2.63

18	(Continued)

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Notes to Financial Statements December 31, 2018
	Net assets
	Units [1]	Unit value ($)	($000s)	Investment income ratio (%) [2]	Expense ratio (%) [3]	Total return (%) [4]

Investment Grade:
December 31:
2018	391,977	36.266	14,051	3.82	0.50	(2.51)
2017	393,214	37.201	14,513	3.83	0.50	4.20
2016	389,644	35.701	13,805	4.03	0.50	4.13
2015	383,526	34.285	13,025	4.17	0.50	(0.85)
2014	385,991	34.578	13,227	3.96	0.50	5.33

Limited Duration High Quality Bond: [5]
December 31:
2018	681,725	9.634	6,556	1.15	0.50	(0.71)
2017	40,020	9.703	386	1.55	0.50	0.75
2016	37,182	9.631	355	0.74	0.50	0.14
2015	7,839	9.618	75	—	0.50	(1.01)
2014	1,169	9.716	12	—	0.50	(2.84)

Opportunity:
December 31:
2018	472,233	15.619	7,364	0.50	0.50	(15.80)
2017	400,998	18.551	7,425	0.58	0.50	18.41
2016	331,245	15.667	5,172	0.39	0.50	7.72
2015	238,626	14.545	3,455	0.17	0.50	(1.30)
2014	158,032	14.737	2,320	—	0.50	5.21

Real Estate: [5]
December 31:
2018	—	—	—	1.93	0.50	1.24
2017	55,723	10.809	597	1.36	0.50	0.76
2016	45,647	10.728	485	0.40	0.50	6.04
2015	11,904	10.116	119	—	0.50	1.16

Total Return:
December 31:
2018	297,086	12.933	3,825	1.56	0.50	(8.11)
2017	225,143	14.075	3,160	1.51	0.50	11.19
2016	199,371	12.658	2,512	1.33	0.50	6.09
2015	152,384	11.932	1,805	0.91	0.50	(2.10)
2014	107,779	12.188	1,305	0.08	0.50	5.44

Balanced Income: [5]
December 31:
2018	—	—	—	4.25	0.50	(4.47)
2017	46,454	11.371	524	0.91	0.50	9.03
2016	29,745	10.429	308	—	0.50	6.18
2015	620	9.822	6	—	0.50	(1.78)

Covered Call Strategy: [5]
December 31:
2018	136,221	10.388	1,404	0.99	0.50	(10.44)
2017	102,906	11.599	1,186	0.33	0.50	10.51
2016	52,209	10.495	544	—	0.50	4.95

Equity Income:
December 31:
2018	1,077,774	41.876	44,711	1.84	0.50	(8.87)
2017	1,112,479	45.953	50,732	1.86	0.50	14.94
2016	1,130,550	39.979	44,863	1.95	0.50	12.71
2015	1,155,391	35.471	40,700	1.67	0.50	(1.52)
2014	1,167,132	36.018	41,783	1.64	0.50	7.72

19	(Continued)

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Notes to Financial Statements December 31, 2018
(b)	ISP10 Express:

	Net assets
	Units [1]	Unit value ($)	($000s)	Investment income ratio (%) [2]	Expense ratio (%) [3]	Total return (%) [4]

Government Cash Management:
December 31:
2018	8,170	9.235	75	1.44	1.50	(0.28)
2017	1,815	9.261	17	0.29	1.50	(1.24)
2016	1,056	9.378	10	—	1.50	(1.50)
2015	1,642	9.521	16	—	1.50	(1.50)
2014	2,117	9.666	20	—	1.50	(1.50)

Fund for Income: December 31:
2018	78,777	11.409	899	4.82	1.50	(4.04)
2017	65,929	11.890	784	4.42	1.50	5.22
2016	47,137	11.300	533	4.64	1.50	9.45
2015	31,937	10.324	330	4.29	1.50	(3.32)
2014	17,172	10.679	183	3.58	1.50	(0.72)

Growth & Income: December 31:
2018	221,540	15.368	3,405	1.29	1.50	(11.52)
2017	179,781	17.368	3,122	1.32	1.50	16.50
2016	130,985	14.907	1,953	1.16	1.50	8.23
2015	81,497	13.774	1,122	0.89	1.50	(4.58)
2014	40,542	14.434	585	0.78	1.50	6.03

Special Situations: December 31:
2018	144,423	14.666	2,118	0.42	1.50	(17.85)
2017	106,929	17.853	1,909	0.78	1.50	16.49
2016	76,892	15.325	1,178	0.44	1.50	14.36
2015	47,846	13.401	641	0.49	1.50	(2.02)
2014	24,549	13.677	336	0.31	1.50	4.70

International:
December 31:
2018	102,716	11.826	1,215	0.74	1.50	(13.48)
2017	78,689	13.668	1,076	0.98	1.50	30.97
2016	61,736	10.436	644	1.01	1.50	(5.64)
2015	37,108	11.060	410	0.85	1.50	1.94
2014	19,613	10.849	213	0.72	1.50	0.85

Select Growth:
December 31:
2018	57,151	18.635	1,065	0.30	1.50	(5.24)
2017	43,427	19.664	854	0.43	1.50	30.81
2016	31,332	15.033	471	0.50	1.50	2.48
2015	17,756	14.670	260	0.29	1.50	1.66
2014	9,451	14.430	136	0.24	1.50	11.83

Government: [5]
December 31:
2018	—	—	—	3.70	1.50	(2.61)
2017	9,462	9.465	90	1.70	1.50	0.01
2016	6,922	9.464	66	1.81	1.50	(1.03)
2015	4,849	9.563	46	1.93	1.50	(1.46)
2014	3,070	9.704	30	1.81	1.50	1.59

20	(Continued)

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Notes to Financial Statements December 31, 2018
	Net assets
	Units [1]	Unit value ($)	($000s)	Investment income ratio (%) [2]	Expense ratio (%) [3]	Total return (%) [4]

Investment Grade:
December 31:
2018	37,474	10.321	387	3.53	1.50	(3.50)
2017	30,633	10.695	328	3.41	1.50	3.15
2016	21,770	10.368	226	3.47	1.50	3.08
2015	14,512	10.058	146	3.39	1.50	(1.85)
2014	8,451	10.247	87	2.89	1.50	4.27

Limited Duration High Quality Bond: [5]
December 31:
2018	13,906	9.205	128	1.70	1.50	(1.72)
2017	1,715	9.365	16	1.23	1.50	(0.26)
2016	831	9.390	9	0.50	1.50	(0.87)
2015	246	9.473	2	—	1.50	(2.01)
2014	30	9.666	—	—	1.50	(3.34)

Opportunity:
December 31:
2018	194,479	14.693	2,857	0.48	1.50	(16.65)
2017	145,228	17.628	2,560	0.54	1.50	17.22
2016	97,115	15.039	1,461	0.34	1.50	6.63
2015	52,130	14.104	735	0.14	1.50	(2.30)
2014	21,955	14.436	317	—	1.50	4.15

Real Estate: [5]
December 31:
2018	—	—	—	1.76	1.50	0.60
2017	6,929	10.521	73	0.92	1.50	(0.25)
2016	2,338	10.548	25	0.27	1.50	4.97
2015	359	10.048	4	—	1.50	0.48

Total Return:
December 31:
2018	75,135	12.166	914	1.49	1.50	(9.04)
2017	56,704	13.375	758	1.34	1.50	10.07
2016	36,555	12.151	444	1.11	1.50	5.01
2015	20,439	11.571	237	0.74	1.50	(3.09)
2014	8,719	11.940	104	0.06	1.50	4.37

Balanced Income: [5]
December 31:
2018	—	—	—	4.13	1.50	(5.38)
2017	855	11.124	10	0.55	1.50	7.93
2016	292	10.307	3	—	1.50	5.11
2015	23	9.806	—	—	1.50	(1.94)

Covered Call Strategy: [5]
December 31:
2018	9,776	10.111	99	0.70	1.50	(11.34)
2017	3,479	11.405	40	0.20	1.50	9.40
2016	754	10.425	8	—	1.50	4.25

Equity Income:
December 31:
2018	46,819	15.267	715	1.67	1.50	(9.79)
2017	36,886	16.924	624	1.62	1.50	13.79
2016	26,063	14.874	388	1.60	1.50	11.57
2015	16,520	13.331	220	1.31	1.50	(2.51)
2014	8,633	13.675	118	1.16	1.50	6.63

21	(Continued)

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE SEPARATE ACCOUNT B Notes to Financial Statements December 31, 2018

1.	These units include units held for certain direct charges to contract owner accounts through the redemption of units.

2.
These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

3.
These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for the period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

4.
These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

5.
The Limited Duration High Quality Bond sub-account was launched on July 1, 2014. The total return for the Limited Duration High Quality Bond sub-account for 2014 was calculated for the period July 1, 2014 to December 31, 2014. The Real Estate and the Balanced Income sub-accounts were launched on May 1, 2015 and November 2, 2015, respectively. The total return for the Real Estate and the Balanced Income sub-accounts for 2015 were calculated for the period May 1, 2015 to December 31, 2015 and November 2, 2015 to December 31, 2015, respectively. The Covered Call Strategy sub-account was launched on May 2, 2016. The total return for the Covered Call Strategy sub-account was calculated for the period May 2, 2016 to December 31, 2016. The Real Estate sub-account was closed on August 17, 2018. The total return for the Real Estate sub-account was calculated for the period January 1, 2018 to August 17, 2018. The Government and Balanced Income sub-accounts were closed on December 14, 2018. The total return for the Government and Balanced Income sub-accounts were calculated for the period January 1, 2018 to December 14, 2018.

22

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Statutory Financial Statements
December 31, 2018, 2017 and 2016
(With Independent Auditors’ Report Thereon)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Independent Auditors’ Report

The Board of Directors
Foresters Life Insurance and Annuity Company:
Report on the Financial Statements
We have audited the accompanying financial statements of Foresters Life Insurance and Annuity Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2018 and 2017, and the related statutory statements of income, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2018, and the related notes to statutory financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to statutory financial statements, the financial statements are prepared by Foresters Life Insurance and Annuity Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.
The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Foresters Life Insurance and Annuity Company as of December 31, 2018 and 2017 or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2018.
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Foresters Life Insurance and Annuity Company as of December 31, 2018 and 2017 and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2018, in accordance with the statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.
Other Matter
Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the financial statement schedules Supplemental Schedule Summary of Investments – Other than Investments in Related Parties, Supplementary Insurance Information, and Supplementary Schedule Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by Regulation S-X Rule 7-05 of the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.
/s/ KPMG LLP

New York, New York
April 22, 2019

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
DECEMBER 31, 2018 AND 2017

	2018	2017
ASSETS
Cash and invested assets
Bonds, at amortized cost (fair value: 2018 - $949,747,334; 2017 - $821,721,568)	$964,479,113	$796,623,705
Cash, cash equivalents and short-term investments	55,329,534	48,890,262
Receivable for securities	-	20,195
Policy loans	105,567,441	102,543,550

Total Cash and Invested Assets	1,125,376,088	948,077,712

Deferred and uncollected premiums	5,109,817	5,084,208
Accrued investment income	14,046,195	12,554,222
Admitted deferred tax assets	2,738,000	2,734,000
Current income tax recoverable	4,064,820	1,945,490
Other assets	126,999	671,550

TOTAL ASSETS EXCLUDING SEPARATE ACCOUNTS	1,151,461,919	971,067,182

Separate account assets	1,316,692,839	1,492,359,315

TOTAL ADMITTED ASSETS	$2,468,154,758	$2,463,426,497

LIABILITIES AND CAPITAL AND SURPLUS

LIABILITIES
Life and accident and health reserves	$330,363,553	$314,094,196
Annuity reserves	757,753,320	599,025,981
Claims and other contract liabilities	16,206,705	14,758,715
Interest Maintenance Reserve	-	-
Asset Valuation Reserve	4,950,400	4,935,223
Accounts payable and accrued liabilities	3,126,258	4,469,523
Net transfers due from separate accounts	(28,758,382)	(29,658,212)

TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS	1,083,641,854	907,625,426

Separate account liabilities	1,316,692,840	1,492,359,315

TOTAL LIABILITIES	2,400,334,694	2,399,984,741

CAPITAL AND SURPLUS
Common Stock, par value $4.75; authorized, issued and outstanding 534,350 shares	2,538,162	2,538,162
Additional paid in capital	6,496,180	6,496,180
Unassigned surplus	58,785,722	54,407,414

TOTAL CAPITAL AND SURPLUS	67,820,064	63,441,756

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$2,468,154,758	$2,463,426,497

See accompanying notes to statutory financial statements.
3

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
STATUTORY STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2018, 2017, AND 2016

	2018	2017	2016
REVENUES
Premiums and annuity considerations	$278,009,630	$209,266,846	$217,667,362
Investment income	42,008,777	35,286,708	30,775,191
Amortization of interest maintenance reserve	(32,571)	719,667	766,483
Income from fees associated with investment management, administration & contract guarantees from separate accounts	13,648,416	12,878,224	11,377,482
Other income	182,975	185,461	195,378

TOTAL REVENUES	333,817,227	258,336,906	260,781,896

BENEFITS AND EXPENSES
Policyholder benefits and changes in contract liabilities	125,358,524	103,533,633	97,270,717
Increase in life and annuity reserves	174,996,696	131,342,050	139,103,864
Net transfers (from) to separate accounts	(15,744,129)	(27,953,950)	(22,458,372)
Commissions and expense allowances	19,799,236	17,034,349	18,335,371
Operating expenses	15,788,106	15,924,785	18,215,839

TOTAL BENEFITS AND EXPENSES	320,198,433	239,880,867	250,467,419

Net gain from operations before dividends to policyholders and federal income taxes	13,618,794	18,456,039	10,314,477
Dividends to policyholders	986,673	1,118,015	918,979

Net gain from operations before federal income taxes	12,632,121	17,338,024	9,395,498
Federal income tax	2,978,912	4,663,184	2,347,862

NET GAIN FROM OPERATIONS	9,653,209	12,674,840	7,047,636
Net realized capital gains, net of transfers to IMR and net of taxes	-	-	10

NET INCOME	$9,653,209	$12,674,840	$7,047,646

See accompanying notes to statutory financial statements.
4

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
YEARS ENDED DECEMBER 31, 2018, 2017, AND 2016

	2018	2017	2016

BALANCE AT BEGINNING OF YEAR	$63,441,756	$60,120,253	$60,317,773
Correction of an error	(2,037,410)	-	-
Net income	9,653,209	12,674,840	7,047,646
Change in Asset Valuation Reserve	(15,176)	(636,409)	(1,038,688)
Change in non-admitted assets	124,309	162,300	(2,086,204)
Change in net deferred income taxes	1,653,376	(3,779,228)	979,726
Dividends to stockholders	(5,000,000)	(5,100,000)	(5,100,000)

BALANCE AT END OF YEAR	$67,820,064	$63,441,756	$60,120,253

See accompanying notes to statutory financial statements.

5

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
STATUTORY STATEMENTS OF CASH FLOW
YEARS ENDED DECEMBER 31, 2018, 2017 and 2016

	2018	2017	2016

Cash flows from operating activities:
Premiums and other insurance amounts received	$281,280,384	$208,085,369	$216,448,478
Investment income received	45,633,641	39,836,865	34,957,449
Other receipts	13,831,391	13,063,685	11,572,860
Benefits and contract liabilities paid	(124,695,664)	(102,701,991)	(98,118,520)
Commissions and general expenses paid	(38,868,967)	(33,036,607)	(35,587,113)
Net transfers from separate accounts	16,643,959	21,058,109	19,487,267
Dividends paid to policyholders	(972,174)	(899,789)	(902,898)
Federal income taxes paid	(4,400,000)	(4,400,000)	(2,600,000)
Net cash provided by operating activities	188,452,570	141,005,641	145,257,523
Cash flows from investing activities:
Proceeds from maturities, repayments, and sale of investment securities	102,904,655	79,868,912	68,186,117
Purchase of investments securities	(275,997,815)	(203,552,299)	(183,984,526)
Purchase of furniture, equipment and other assets	(35,918)	-	(41,513)
Net increase in policy loans	(3,023,891)	(4,566,331)	(2,978,091)
Net cash used for investing activities	(176,152,969)	(128,249,718)	(118,818,013)
Cash flows from financing activities and miscellaneous sources:
Net deposits on deposit-type contracts	208,364	1,015,594	99,810
Dividends paid	(5,000,000)	(5,100,000)	(5,100,000)
Other cash received (applied)	(1,068,693)	(603,936)	(1,294,268)
Net cash used for financing activities	(5,860,329)	(4,688,342)	(6,294,458)

Net (decrease) increase in cash, cash equivalents and
short-term investments:	6,439,272	8,067,581	20,145,052
Cash, cash equivalents and short-term investments:
Beginning of year	48,890,262	40,822,681	20,677,629
End of year	$55,329,534	$48,890,262	$40,822,681

See accompanying notes to statutory financial statements.

6

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(1)	Nature of Operations
Foresters Life Insurance and Annuity Company (the “Company”) is a wholly-owned subsidiary of Foresters Financial Holding Company, Inc. (“FFHC”). The Company predominately writes variable and fixed annuity and variable life insurance products along with traditional life insurance and other accident and health insurance.  In addition, the Company sponsors segregated investment trusts registered under the Investment Company Act of 1940, which support the Company’s variable life and annuity business.  The principal affiliates of the Company are: Foresters Financial Services, Inc. (“Broker‑Dealer”), Foresters Investment Management Company, Inc. (“Mutual Fund Management Company”), Foresters Investor Services, Inc. (“Transfer Agent”), and Foresters Advisory Services, LLC.  FFHC is a wholly-owned subsidiary of The Independent Order of Foresters (“Foresters”), Canada.
(2)	Basis of Presentation
The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The NYDFS recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The State of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual.
Certain amounts in prior year financial statements have been reclassified to conform with the current year presentation.
This basis of presentation differs from U.S. generally accepted accounting principles (“GAAP”) in that:
(a)
Life insurance policy reserves are computed on the statutory valuation basis using the 1958, 1980 or 2001 CSO Mortality Table with interest rates from 2.50% to 5.25% rather than according to the Company’s estimates of mortality, investment yields, withdrawals and other benefits and expenses. The fixed deferred annuity is valued using CARVM at 3.50% – 5% and variable annuities are valued using VACARVM at 3.75% to 5.25%. On both a statutory and GAAP basis, the reserve held for old deferred annuities is equal to the funds accumulated at a current rate of 4% per annum;

(b)
certain expenditures, principally for furniture and equipment, agents’ debit balances, and deferred tax assets, are not admissible and are therefore charged to surplus rather than recognized as assets;

7	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(c)
commissions and other costs of acquiring new business are expensed as incurred rather than recognized as deferred acquisition costs and amortized over the premium paying period of policies and contracts;

(d)
under GAAP, current federal income taxes are recognized for the estimated taxes payable or refundable on tax returns for the current year. Deferred federal income taxes arise from the recognition of temporary differences between financial statement carrying amounts and the tax basis of assets and liabilities. Both current and deferred income taxes are recognized in the statement of income. In accordance with NAIC SAP statutory net deferred tax assets are credited to surplus and are limited based on an admissibility test. Under GAAP, state taxes are included in the computation of deferred income taxes, while for NAIC SAP, state taxes are not taken into consideration;

(e)	the statutory asset valuation and interest maintenance reserves are recognized as liabilities;
(f)
On investment type contracts, the entire amount received from contract holders is recognized as revenue rather than just the portion of the payment deemed to be assessments against policyholder account balances;

(g)	investments in fixed maturities that are deemed to be available‑for‑sale for GAAP are recorded at amortized cost rather than estimated fair value;
(h)
The statutory statements of cash flows do not classify cash flows in a manner which is consistent with GAAP. A reconciliation of net income to net cash provided by operating activities is not provided. There is no statement of comprehensive income prepared for statutory reporting purposes; and

(i)
The reserve for unpaid losses and loss expenses is reported net of reinsurance recoverable on losses and loss expenses and unearned premiums are reported net of ceded unearned premiums (prepaid reinsurance premiums). Under GAAP, these accounts are presented gross of the effects of reinsurance ceded in the balance sheet.

The effects of these variances on the accompanying statutory financial statements has not been determined, but are presumed to be material.
The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

8	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(3)	Other Significant Accounting Practices
(a)	Cash, Cash Equivalents and Short-term Investments
Cash and cash equivalents include investments with original maturities of three months or less and money market mutual funds. The carrying amounts for cash and cash equivalents approximate their fair values.  Short-term investments include investments with original maturities of one year or less and are carried at amortized cost.
(b)	Bonds
Bonds are, other than NAIC class 6, reported at amortized cost.  Amortization of premiums and accretion of discounts on bonds are recognized using the scientific method that approximates level yield. Gains and losses on sales of investments are determined using the specific identification method.  NAIC class 6 bonds are carried at lower of cost or fair value, with the change reflected in surplus.
The fair values for bonds is based on quoted market prices, where available, or is estimated using values from independent pricing services.
(c)	Fair Value Measurements
Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (“FASB”).  Financial assets and liabilities carried and disclosed at fair value are classified in one of the following three categories:
•	Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.
•
Level 2: Fair value measurements using correlation with (directly or indirectly) observable market based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active.  These models are primarily standard models that consider various assumptions including time value, yield curve, and other relevant economic measures. Substantially all of these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

9	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

•
Level 3: Fair value measurements using significant inputs that are not readily observable in the market and are based on internally developed models or methodologies utilizing significant inputs that are generally less readily observable.

(d)	Impairment of Invested Assets
Management regularly reviews fixed maturity securities to evaluate unrealized losses for other-than-temporary declines in the fair value of these securities.  Management considers various factors in assessing impairments, including but not limited to, the financial condition and near term prospects of the issuer, specific adverse conditions affecting an industry or region, a significant and prolonged decline in fair value below the amortized cost of the asset, bankruptcy or default of the issuer, and delinquency in payments of interest or principal.
Management considers the following factors in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment.  In addition, management considers other qualitative and quantitative factors in determining the existence of possible other than temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value. For structured securities, if the present value of the cash-flows expected to be collected is less than the amortized cost basis, an other-than-temporary impairment shall be considered to have occurred for the difference due to a non-interest related decline.  For structured securities, the Company analyzes discounted cash flows on a quarterly basis to determine if additional other-than-temporary impairment write downs are necessary.
The day to day management of the investment portfolio is performed by investment managers, who may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses that are considered temporary until such losses are recovered, the dynamic nature of portfolio management may result in a subsequent decision to sell the security and realize the loss based upon a change in the market and other factors described above.  Investment managers maintain a watchlist that identifies rating agency downgrades of securities as well as any potential investment valuation issues at the end of each quarter.

10	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(e)	Leasehold Improvements and Equipment
Leasehold improvements and equipment are recorded as cost.  These assets are treated as non-admitted assets with changes in the balance of these assets going through the change in nonadmitted assets, a component of capital and surplus.
Depreciation is recorded in net income on the statement of statutory income and is calculated on a straight-line basis over the estimated useful life of the asset, not to exceed 5 years, or the remaining term of the lease.
Depreciation of equipment of $96,722, $106,922, and $102,961 was included in net income for 2018, 2017 and 2016, respectively.  Depreciation of leasehold improvements of $2,247 was included in net income for 2018, 2017 and 2016.
(f)	Policy loans
Policy loans are stated at the unpaid balance due, which approximates fair value, since loans on policies have no defined maturity and reduce amounts payable at death or surrender. The excess of the unpaid balance of the policy loan that exceeds the cash surrender value is nonadmitted.
(g)	Interest Maintenance Reserve
The Company maintains an interest maintenance reserve (“IMR”) to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR at December 31, 2018 and December 31, 2017 are an asset of $1,610,468 and $1,057,097, respectively, which is non-admitted.
(h)	Asset Valuation Reserve
The Company establishes an Asset Valuation Reserve (“AVR”) to offset potential credit-related investment losses.  Investments are assigned a NAIC rating which is used in the AVR computation.
(i)	Recognition of Revenue and Related Expenses
Premiums are reported as earned when due. Commissions, benefits and expenses are recognized when incurred rather than amortized over the life of the contracts.

11	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(j)	Annuities
Annuity considerations are recognized as revenue when received. The carrying value of fixed annuities reserves are equal to the policyholder account balances, which represent net premiums, received plus accumulated interest.
(k)	Policyholder Dividends
The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year, and judgment as to the appropriate level of statutory capital and surplus to be retained by the Company.
(l)	Business Risks and Uncertainties
The Company’s investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company’s ability to meet obligations including policyholder benefits.
Premiums and annuity considerations received from the Company’s variable annuity and variable life products comprise approximately 33% and 34% in 2018 and 2017, respectively, of the Company’s total premiums and annuity considerations received.  The investment risk on this business is borne by the contract holder and is invested in the sub-account of the related separate account as directed by the contract holder.
(m)	Separate Accounts
Separate account assets and the related liabilities represent segregated variable annuity and variable life contracts maintained in accounts to meet the specific investment objectives of Contractholders who bear the investment risk. The assets are carried at fair value and are reported as summary total separate account assets with an equivalent summary total reported for liabilities. All investment income (including realized and unrealized gains and losses on investments held in these accounts) accrues directly to the Contractholders and therefore does not affect the net income of the Company.

12	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(n)	Income Taxes
The Company is included in the consolidated federal returns and certain state returns of the Parent, along with other wholly-owned subsidiaries of the Parent. The Parent calculates and allocates the applicable federal taxes (benefits) and related income tax payments and refunds to each subsidiary separately for financial reporting purposes. The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.
The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting basis and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled and the effect of a change in tax rates is recognized in the period.  A valuation allowance is recorded against deferred tax assets if management determines it is more likely than not, that such assets will not be realized.  The tax effects of temporary differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus.
Tax benefits from uncertain tax positions are recognized in the financial statements if management determines it is “more-likely-than-not” that the positions are sustainable, based on their technical merits.  The term “more-likely-than-not” contemplates a likelihood of more than 50 percent and the determination of whether or not a tax position has met this recognition threshold depends on the facts, circumstances, and information available at the reporting date.  If management cannot conclude this recognition threshold is met, none of the tax benefit provided by the position is recognized in the financial statements.  Income tax liabilities for tax uncertainties are carried by the Company until such time that the statute of limitations or period under audit for the jurisdiction is settled.
(o)	Correction of Errors
The Company records corrections of errors, net of tax, as an adjustment to capital and surplus in the period the errors are detected in accordance with Statements of Statutory Accounting Practices (SSAP) No. 3.  The corrections are included in the statements of changes in capital and surplus.
During 2018, Management identified errors in the Company’s commission reporting system, whereby advanced commissions continued to accumulate but advances were not subsequently recorded as a commission expense when the

13	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

premiums were collected.  The amount of the correction that related to periods prior to 2018 was $2,037,410, net of income taxes of $542,485.
(4)	Investments
Investment income for the years indicated consists of the following:
	2018	2017	2016
Interest on fixed maturities	$35,868,158	$30,309,245	$26,008,677
Interest on short term investments	527,871	345,234	47,676
Interest on policy loans	6,299,686	6,099,103	5,857,123
Total investment income	42,695,715	36,753,582	31,913,476
Investment expense	686,938	1,466,874	1,138,285
Net investment income	$42,008,777	$35,286,708	$30,775,191

No accrued investment income was excluded as non-admitted.

14	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

The amortized cost and estimated fair value of bonds at December 31, 2018, and 2017 are as follows:
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2018:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$42,063,479	$409,955	$13,277	$42,460,157
Debt securities issued by
states of the U.S.	254,691,974	5,179,279	2,380,430	257,490,823
Corporate debt securities	667,723,660	2,827,460	20,754,766	649,796,354
	$964,479,113	$8,416,694	$23,148,473	$949,747,334

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2017:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$6,009,610	$185,633	$9,349	$6,185,894
Debt securities issued by
states of the U.S.	226,499,717	8,180,247	944,107	233,735,857
Corporate debt securities	564,114,378	18,274,394	588,955	581,799,817
	$796,623,705	$26,640,274	$1,542,411	$821,721,568

Securities in unrealized loss positions (fair value is less than amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss are:
	December 31, 2018		December 31, 2017
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

Less than 12 months	$457,620,025	$17,528,431	$63,025,802	$238,674
12 months or more	110,937,333	5,620,042	56,108,979	1,303,737
	$568,557,358	$23,148,473	$119,134,781	$1,542,411

Management considers the decline in fair values of the above securities to be interest related.  Management intends to hold these securities until recovery or contractual maturity and therefore, no other-than-temporary impairment has been recognized.
15	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

The amortized cost and estimated fair value of bonds at December 31, 2018, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized cost	Estimated fair value

Due in one year or less	$15,904,570	$15,943,728
Due after one year through five years	224,687,803	223,643,681
Due after five years through ten years	275,546,386	269,041,623
Due after ten years	407,838,611	400,275,279
Loan backed securities	40,501,743	40,843,023
	$964,479,113	$949,747,334

Proceeds from sales of investments in bonds were $14,547,030, $28,139,681, and $25,229,066 in 2018, 2017, and 2016, respectively. Proceeds from disposals of investments in bonds were $102,331,335, $78,894,024, and $68,104,692 in 2018, 2017 and 2016, respectively. Gross gains of $215,658 and gross losses of $957,357 were realized on those sales in 2018. Gross gains of $614,811 and gross losses of $1,002,697 were realized on those sales in 2017. Gross gains of $895,224 and gross losses of $801,262 were realized on those sales in 2016.  Realized gains (losses) transferred to the IMR were ($585,942) on 2018, ($256,005) in 2017, and $62,008 in 2016.
As of December 31, 2018, bonds with a fair value of $3,240,690 were on deposit with regulatory authorities.
16	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(5)	Fair Value of Financial Instruments
The following table presents the fair value of all financial assets, classified by the fair value hierarchy:
	Level 1	Level 2	Level 3	Total fair value	Total carrying value
December 31, 2018
Bonds	$-	$949,747,334	$-	$949,747,334	$964,479,113
Short-term investments	44,974,839	-	-	44,974,839	44,974,839
Separate account assets	1,316,692,839	-	-	1,316,692,839	1,316,692,839
	$1,361,667,678	$949,747,334	$-	$2,311,415,012	$2,326,146,791
December 31, 2017
Bonds	$-	$821,721,568	$-	$821,721,568	$796,623,705
Short-term investments	41,179,113	-	-	41,179,113	41,179,113
Separate account assets	1,492,359,315	-	-	1,492,359,315	1,492,359,315
	$1,533,538,428	$821,721,568	$-	$2,355,259,996	$2,330,162,133

Separate account assets disclosed in the table above are the only assets carried at fair value. There were no transfers between levels during 2018 and 2017.
(6)	Retirement Plans
The Company participates in a qualified, noncontributory profit sharing plan sponsored by FFHC, for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Company has no legal obligation for benefits under this plan. Foresters Financial Holding Company, Inc. allocates amounts to the Company based on salary ratios. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2018, 2017 and 2016, the Company charged operations $34,390, $52,327, and $73,765, respectively, for its portion of the contribution.
In addition, the Company participates in a 401(K) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. For the years ended December 31, 2018, 2017 and 2016, contributions to this plan were $16,886, $21,225, and $19,612, respectively.
17	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(7)	Reinsurance
The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations, which any reinsurance company may be unable to meet. Information with respect to reinsurance ceded by the Company is as follows:
	2018	2017	2016
Direct life insurance premiums	$69,095,194	$69,894,727	$68,913,066
Life insurance premiums ceded	7,540,845	6,800,567	6,211,032
Net life insurance premiums	$61,554,349	$63,094,160	$62,702,034

Life insurance reserves ceded	$19,024,236	$19,383,574	$19,566,561

Direct accident and health premiums	$2,193	$1,834	$2,208
Ceded accident and health premiums	-	-	-
Net accident and health premiums	$2,193	$1,834	$2,208

The Company’s maximum retention on any one life is $250,000. The Company had reinsured 54.0% of its net life insurance in force in both December 31, 2018 and 2017.  The Company does not (1) have any reinsurance agreements in effect which can be canceled unilaterally for reasons other than for nonpayment of premiums; (2) transact with reinsurers controlled directly or indirectly by the Company or affiliated persons or chartered in a country other than the United States; or (3) have any reinsurance agreements where the amount of losses may result in a payment to the reinsurer which exceeds the total direct premiums collected under such insurance policies.  During 2018, 2017 and 2016, the Company did not write off any amounts receivable from reinsurers and no reinsurance contracts were commuted.  None of the credit ratings of the Company’s reinsurers were downgraded during 2018, 2017 and 2016.
18	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(8)	Contingent Liabilities
The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.
(9)	Related Party Transactions
The Company and certain affiliates, under various cost sharing allocation agreements, share office space, data processing and other facilities and management personnel. Charges for these services are based upon the Company’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the years ended December 31, 2018, 2017 and 2016, the Company incurred approximately $4,217,131, $3,450,868, and $3,331,014, respectively, for these services. The Company paid an affiliate $20,845,800, $17,886,446, and $20,612,341 during 2018, 2017 and 2016, respectively for commissions relating to the sale of its products. In addition, the Company incurred $525,000 annually during 2018 and 2017 for management fees paid to Foresters.
(10)	Capital and Surplus
(a)	Participating business represented 1.1% of individual life insurance in force in both December 31, 2018 and 2017.
The portion of earnings of participating policies that can inure to the benefit of policyholders is limited to the larger of 10% of such earnings or $0.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from capital and surplus by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis.
(b)
The maximum dividend to stockholder which can be made without prior approval from the Superintendent, which combined with all dividends declared or distributed during the next preceding twelve months, is limited to the lesser of (a) 10% of the Company's surplus to policyholders as shown by its statement on file with the Superintendent or (b) net gains from operations, exclusive of realized capital gains. New York State Insurance Law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $58,785,722 and

19	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

$54,407,414 at December 31, 2018 and 2017, respectively, and was earned partly by the participating account and partly by the nonparticipating account.  Distributions are limited to prescribed percentages of policyholders’ surplus as of the beginning of the current year and, in some instances, require pre-approval by the NYDFS.

During 2018 and 2017 the Company paid ordinary dividends of $5,000,000 and $5,100,000, respectively.
(c)
The NAIC has developed risk based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the perceived degree of certain risks, such as asset, credit, interest rate, underwriting and other business risks inherent in an individual company’s operations. Any insurance company that does not meet threshold risk based capital levels ultimately will be subject to regulatory proceedings. The Company was in excess of the minimum risk based capital as of December 31, 2018 and 2017.

(d)	The portion of unassigned surplus represented or (reduced by) each item below is as follows:
	2018	2017
Nonadmitted assets	$(9,030,076)	$(9,154,385)
Asset valuation reserve	(4,950,400)	(4,935,223)
Deferred tax assets	8,264,281	6,610,905

(11)	Life and Annuities Reserves
(a)
The Company waives the deduction of the deferred fractional premiums upon the death of the insured and returns a pro‑rata portion of premiums for any period beyond the end of the policy month in which the death occurred. Surrender values are not promised in excess of the legally computed reserves.

(b)	For policies issued subject to an extra premium, a reserve based on special tables prepared by the New York State Department of Financial Services was included in the statutory financial statements.
(c)	As of December 31, 2018 the Company has $151,529,434 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York.

20	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(d)	Tabular less Actual Reserves Released, and Tabular Cost has been determined by formula.
(e)
The Tabular interest on funds not involving life contingencies has been determined by formula.  Tabular interest is equal to the mean reserves at year end plus payments incurred during the year less mean reserves at the prior year end, income earned during the year and other increases.

(f)	The Company holds additional reserves for substandard policies on behalf of those policyholders assigned lower underwriting classifications, such as those deemed to be more serious mortality risks.
(g)	There are no significant other increases (net).

(12)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities
Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2018 are shown in the following table.
	Amount	Percentage of total
Subject to discretionary withdrawal at book value
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	555,244,774	41.95%
At book value	589,903,208	44.57%
Not subject to discretionary withdrawal	178,470,114	13.48%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	1,323,618,096	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$1,323,618,096	100.00%

21	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2017 are shown in the following table.
	Amount	Percentage of total
Subject to discretionary withdrawal at book value
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	623,654,776	50.58%
At book value	475,490,259	38.56%
Not subject to discretionary withdrawal	133,942,493	10.86%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	1,233,087,528	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$1,233,087,528	100.00%

(13)	Premium and Annuity Consideration Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2018 were:

	Gross	Net	Loading
Type:
Ordinary new business	$16,326	$14,015	$2,311
Ordinary renewal	2,847,994	5,095,802	(2,247,808)
Total	$2,864,320	$5,109,817	$(2,245,497)

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2017 were:
	Gross	Net	Loading
Type:
Ordinary new business	$98,269	$80,380	$17,889
Ordinary renewal	3,057,443	5,003,828	(1,946,385)
Total	$3,155,712	$5,084,208	$(1,928,496)

22	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(14)	Separate Accounts
General Nature and Characteristics
The Company has two separate accounts which fund limited pay variable life insurance policies, single premium variable life policies, and flexible premium variable life policies and three separate accounts which fund deferred variable annuity contracts. For all separate accounts, the net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.
Two of the variable annuities provide an incidental death benefit of the greater of the account value or premiums paid. The third provides an incidental death benefit equal to the greater of the account value, the premiums paid or the account value on specified anniversaries.  Insurance contract liabilities for incidental death benefits are established in the general account.  The account balance of contracts with guarantees totaled approximately $560,000,000 and $630,000,000 and was held in separate accounts at December 31, 2018 and 2017, respectively.  The net amount at risk associated with these guarantees was approximately $6,000,000 and $340,000 at December 31, 2018 and 2017, respectively.
The three variable life policies are a fixed premium product, a single premium product with a minimum guaranteed death benefit, and a flexible premium product.
The contracts have a policy loan provision. Loan funds are credited with a guaranteed interest rate of 4% and are held in the general account.
The following table presents separate account premiums and considerations for the year ended December 31, 2018 and separate account reserves at December 31, 2018.
	Variable life	Variable Annuities	Total
Premiums and considerations	$37,524,848	$41,924,405	$79,449,253
Reserves at December 31, 2018:
With assets at market value	$732,735,882	$555,244,775	$1,287,980,657
Subject to discretionary
withdrawal at market value	$732,735,882	$555,244,775	$1,287,980,657

23	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

Reconciliation of net transfers to (from) separate accounts and amounts recognized in the statutory statement of income are as follows:
	2018	2017
Transfers to separate accounts as contained in
the annual statement of the separate accounts	$79,449,253	$61,706,176
Transfers from separate accounts as contained in
the annual statement of the separate accounts	108,841,798	102,538,350
	$(29,392,545)	(40,832,174)

(15)	Federal Income Taxes
On December 22, 2017, the President signed the “Tax Cuts and Jobs Act” (H.R. 1) into law.  This represents the first major overhaul of the federal income tax in more than 30 years.  Among other effects, the bill lowers the corporate tax rate from 35% to 21% beginning in 2018.  The change in the corporate tax rate is presumed to be permanent; as such we adjusted the value of our deferred tax items.  The adjustment in the value of deferred tax items resulted in a decrease in surplus of approximately $4.4 million from this rate change in 2017.
The “Tax Cuts and Jobs Act” also impacted the computation of life insurance tax reserves.  The Act limits life reserves for tax purposes to the greater of net surrender value or 92.81% of NAIC’s required reserves.  Previously, for life and annuity contracts, the tax reserve was the greater of the contract’s net surrender value (if any) or federally prescribed reserve.  Management determined a $22.1 million difference in the amount of the new tax basis reserve, which has been recognized as an additional tax asset with an offsetting deferred tax liability.  The estimated transition adjustment amount is amortized on a straight-line basis over each of the eight taxable years from 2018-2025. As of December 31, 2018, $2.7 million has been amortized.  The transition adjustment increased by $4.0 million from the amount estimated at December 31, 2017, which was a provisional estimate as the Company did not have the information available in appropriate detail to analyze and calculate the amount required under the change in methodology.  As of December 31, 2018, there are no provisional amounts related to the impact of the Tax Cuts and Jobs Act remaining in the Company’s financial statements.
The Company’s Parent files consolidated federal and certain state income tax returns which include certain other wholly-owned subsidiaries of the Parent (listed in footnote 1). The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.  Under the Internal Revenue Code, revised by the Tax Cuts
24	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

and Jobs Act, life insurance entities are not permitted to carryback ordinary losses.  As such, admittance of ordinary deferred tax assets for life entities will be limited to paragraph 11.b. and 11.c.  Tax years of 2015 through 2017 are subject to federal, state or local examination by taxing authorities.
The net deferred tax asset/(liability) at December 31, 2018 and 2017, and the change from the prior year are comprised of the following components:
	2018 Ordinary	2017 Ordinary	Change Ordinary
Total gross deferred tax assets	$12,539,000	$10,579,000	$1,960,000
Statutory Valuation Allowance	-	-	-
Adjusted gross deferred tax assets	12,539,000	10,579,000	1,960,000
Deferred tax assets nonadmitted	(5,526,281)	(3,876,905)	(1,649,376)
Subtotal net admitted deferred tax assets	7,012,719	6,702,095	310,624
Deferred tax liabilities	(4,274,719)	(3,968,095)	(306,624)
Net admitted deferred tax assets	$2,738,000	$2,734,000	$4,000

25	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

The amount of deferred tax assets admitted at December 31, 2018 and 2017 and changes thereon are as follows:
	2018 Ordinary	2017 Ordinary	Change Ordinary

Federal income taxes paid in prior years
recoverable through loss carrybacks (11.a.)	$-	$-	$-
Admitted under paragraph (11.b.)	2,738,000	2,734,000	4,000
Adjusted gross DTAs offset by gross DTLs (11.c.)	4,274,719	3,968,095	306,624
Deferred tax assets admitted as the result of
application of SSAP No. 101	$7,012,719	$6,702,095	$310,624

The ratios used for the threshold limitation for 11.b. above are as follows:
	2018	2017

Ratio percentage used to determine recovery
period and threshold limitation amount	724%	788%
Amount of adjusted capital and surplus used to
determine recovery period threshold limitation	$70,544,026	$66,154,217

Tax planning strategies did not have an effect on the Company’s net admitted deferred tax assets.  In addition, there are no temporary differences for which deferred tax liabilities have not been recognized.
The Company did not have any deferred tax assets or liabilities that were classified as capital.

26	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

Deferred tax assets and deferred tax liabilities comprise the following:
	2018	2017	Change
Deferred tax assets:
Policyholder dividend provision	$215,000	$215,000	$-
Deferred acquisition costs	3,672,000	3,399,000	273,000
Reserves	8,559,000	6,853,000	1,706,000
Deferred compensation	47,000	63,000	(16,000)
Other	46,000	49,000	(3,000)
	12,539,000	10,579,000	1,960,000
Nonadmitted deferred tax assets	(5,526,281)	(3,876,905)	(1,649,376)
	7,012,719	6,702,095	310,624
Deferred tax liabilities:
Depreciation	11,000	17,000	(6,000)
Bond discount	199,719	150,095	49,624
Reserves (transition adjustment)	4,064,000	3,801,000	263,000
Net admitted deferred taxes	$2,738,000	$2,734,000	$4,000

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following:

	2018	2017	Change
Total deferred tax assets	$12,539,000	$10,579,000	$1,960,000
Total deferred tax liabilities	(4,274,719)	(3,968,095)	(306,624)
Net deferred tax assets (liabilities)	8,264,281	6,610,905	1,653,376
Tax-effect of unrealized gains and losses	-	-	-
Net tax effect without unrealized gains & losses	$8,264,281	$6,610,905	$1,653,376

27	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2018			2017
	Amount	Tax effect 21%	Tax Rate	Amount	Tax effect 35%	Tax Rate
Income before taxes	$12,632,121	2,652,745	21%	$17,338,024	6,068,308	35%
Dividends received deduction	(6,388,604)	(1,341,607)	(11)%	(5,409,620)	(1,893,367)	(11)%
Deferred tax rate change:
Admitted assets	-	-	—%	5,205,714	1,822,000	11%
Non-admitted assets	-	-	—%	7,384,583	2,584,604	15%
Other	68,559	14,397	—%	(397,521)	(139,133)	(1)%
Total	$6,312,076	1,325,535	10%	$24,121,180	8,442,412	49%

	2016
	Amount	Tax effect 35%	Tax Rate

Income before taxes	$9,395,498	3,288,424	35%
Dividends received deduction	(4,549,277)	(1,592,247)	(17)%
Deferred tax rate change:
Admitted assets	$-	-	—%
Non-admitted assets	-	-	—%
Other	(937,260)	(328,041)	(3)%
Total	3,908,961	1,368,136	15%

	2018	2017	2016
Current federal income taxes	$2,978,912	$4,663,184	$2,347,862
Deferred taxes:
Change from prior year	(1,653,376)	(627,376)	(979,726)
Rate change	-	4,406,604	-
Total tax provision	$1,325,536	$8,442,412	$1,368,136

Effective rate	10%	49%	15%

There are no deposits at December 31, 2018 and 2017 admitted under Section 6603 of the Internal Revenue Code.

28	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(16)	Reconciliation to Filed Annual Statement
The Company pays commissions to its distributor in advance of collection of the related premium.  Advanced commissions are classified as a non-admitted asset.  During 2018, Management identified errors in the Company’s commission reporting system, whereby advanced commissions continued to accumulate but advances were not subsequently recorded as a commission expense when the premiums were collected.  The amount of the correction that related to periods prior to 2018 was $2,037,410, net of income taxes of $542,485.

The following is a reconciliation of amounts as of and for the year ended December 31, 2018 reported in the annual statement filed by the Company, to amounts included in the accompanying audited statutory-basis financial statements:
	Annual Statement	Adjustment	Accompanying Financial Statements

Capital and surplus	$67,820,064	$-	$67,820,064

Net Income	$7,615,799	$2,037,410	$9,653,209

There were no adjustments to the amounts reported in the annual statements for the years ended December 31, 2017 and 2016 filed by the Company.
(17)	Subsequent Events
On April 6, 2019, Foresters entered into separate agreements to sell the distribution business of the Company’s affiliate, Foresters Financial Services and affiliated asset management business of Foresters Investment Management Company. The transactions are expected to close in June and October 2019, respectively.  One of the conditions of closing of the sale of the distribution business is the successor agrees to enter into a selling and distribution agreement with the Company for its products.
29	(Continued)

SUPPLEMENTAL INFORMATION

30	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Supplementary Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2018, 2017 and 2016
(in US Dollars)

	Amortized cost	Estimated fair value	Amount shown in Balance Sheet
December 31, 2018:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$42,063,479	$42,460,157	$42,063,479
Debt securities issued by
states of the U.S.	254,691,974	257,490,823	254,691,974
Corporate debt securities	667,723,660	649,796,354	667,723,660
	964,479,113	949,747,334	964,479,113

Policy loans	105,567,441	XXX	105,567,441
Cash, cash equivalents
and short-term investments	55,329,534	55,331,177	55,329,534
Receivable for securities	-	XXX	-

Total investments	$1,125,376,088		$1,125,376,088

	Amortized cost	Estimated fair value	Amount shown in Balance Sheet
December 31, 2017:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$6,009,610	$6,185,894	$6,009,610
Debt securities issued by
states of the U.S.	226,499,717	233,735,857	226,499,717
Corporate debt securities	564,114,378	581,799,817	564,114,378
	796,623,705	821,721,568	796,623,705

Policy loans	102,543,550	XXX	102,543,550
Cash, cash equivalents
and short-term investments	48,890,262	48,890,262	48,890,262
Receivable for securities	20,195	XXX	20,195

Total investments	$948,077,712		$948,077,712

See accompanying independent auditors' report.

31	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Supplementary Schedule Information
For the years ended December 31, 2018, 2017 and 2016
(in US Dollars)

	As of December 31,		For the years ended December 31,
	Future policy benefits losses, claims and loss expenses	Other policy claims and benefits payable	Premium revenue and annuity, pension and other contract considerations	Net investment income	Benefits, claims, losses and settlement expenses	Other operating expenses
2018:
Life	$330,332,141	$12,132,147	$61,554,348	$13,500,066	$49,361,978	$12,182,356
Annuity	757,753,320	4,072,363	216,453,089	28,505,092	75,986,139	3,605,126
Accident and Health	31,412	2,195	2,193	3,619	10,405	624
Total	$1,088,116,873	$16,206,705	$278,009,630	$42,008,777	$125,358,522	$15,788,106

2017:
Life	$314,060,279	$12,204,834	$63,094,160	$12,455,343	$44,062,987	$11,434,394
Annuity	599,025,981	2,548,226	146,170,852	22,827,286	59,457,585	4,489,862
Accident and Health	33,917	5,655	1,834	4,079	13,061	529
Total	$913,120,177	$14,758,715	$209,266,846	$35,286,708	$103,533,633	$15,924,785

2016:
Life	$295,736,757	$11,288,795	$62,702,034	$13,637,080	$43,503,314	$12,545,416
Annuity	486,001,410	1,159,640	154,963,120	17,133,067	53,756,576	5,669,797
Accident and Health	39,959	3,568	2,208	5,044	10,827	626
Total	$781,778,126	$12,452,003	$217,667,362	$30,775,191	$97,270,717	$18,215,839

See accompanying independent auditors' report.

32	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Supplementary Schedule - Reinsurance
For the years ended December 31, 2018, 2017 and 2016
(in US Dollars)

The amount of life insurance in force (in $000’s) as of December 31 is:
	Gross Amount	Reinsurance Ceded	Net Amount

2018	$11,890,647	$6,378,604	$5,512,043
2017	$12,083,402	$6,541,538	$5,541,864
2016	$11,778,084	$6,565,495	$5,212,589

The premiums and annuity considerations for life and accident and health contracts for the years ended December 31 are:

	Gross Amount	Reinsurance Ceded	Net Amount

2018
Life insurance	$69,095,194	$7,540,845	$61,554,349
Annuity	216,453,088	-	216,453,088
Supplementary contracts	-	-	-
Accident and health	2,193	-	2,193
	$285,550,475	$7,540,845	$278,009,630

2017
Life insurance	$69,894,727	$6,800,567	$63,094,160
Annuity	146,170,852	-	146,170,852
Supplementary contracts	-	-	-
Accident and health	1,834	-	1,834
	$216,067,413	$6,800,567	$209,266,846

2016
Life insurance	$68,913,066	$6,211,032	$62,702,034
Annuity	154,963,120	-	154,963,120
Supplementary contracts	-	-	-
Accident and health	2,208	-	2,208
	$223,878,394	$6,211,032	$217,667,362

See accompanying independent auditors' report.

33

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
(SEPARATE ACCOUNT B)
PART C:  OTHER INFORMATION

Item 26.	Exhibits

(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing Separate Account B. /1/
(b)	Not applicable.
(c)	Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Level Premium Variable Life Insurance (Separate Account B) and First Investors Corporation. /3/
(d)
Specimen of standard underwritten and non-medically underwritten Individual Level Premium Variable Life Policy issued by First Investors Life Insurance Company for participation in Separate Account B. /5/

(1) Waiver of Premium Rider. /5/
(2) Accidental Death Benefit Rider. /5/
(3) Children’s Term Life Insurance Rider. /5/
(4) Spouse’s Term Life Insurance Rider. /5/
(5) Level Term Insurance Rider. /5/
(6) Guaranteed Insurability Option Rider. /5/
(e)	Form of application used with Policies. /5/
(f)	(1) Declaration of Intention and Charter of First Investors Life Insurance Company. /1/
(i) Certificate of Amendment. /1/
(ii) Certificate of Amendment. /1/
(iii) Certificate of Amendment. /1/
(iv) Certificate of Amendment. /1/
(v) Certificate of Amendment. /4/
(2) By‑laws of First Investors Life Insurance Company. /1/
(i) Amendment of By-laws. /4/
(g)	Not applicable.
(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.
(k)	Opinion and consent of counsel. /2/
(l)	Not applicable.
(m)	Not applicable.
(n)	Consents of Independent Public Accountants. /7/
(o)	Not applicable.
(p)	Not applicable.
(q)	Memorandum Regarding Issuance, Transfer and Redemption Procedures pursuant to Rule 6e-2(b)(12)(ii) under the Investment Company Act of 1940. /6/
(r)	Powers of Attorney for Sonia A. Baxendale, Matthew Berman, James R. Boyle, Martha E. Marcon, E. Blake Moore, Jr., Wendy Watson and René Zanin. /7/

/1/
Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed by First Investors Life Insurance Company on behalf of First Investors Life Level Premium Variable Life Insurance (Separate Account B) on May 19, 1997 (File Nos. 002-98410; 811-04328).

/2/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement filed on June 10, 2008.
/3/	Incorporated herein by reference to Post-Effective Amendment No. 3 to this Registration Statement filed on April 28, 2011.
/4/	Incorporated herein by reference to Post-Effective Amendment No. 12 to this Registration Statement filed on October 30, 2015.

/5/	Incorporated herein by reference to Post-Effective Amendment No. 18 to this Registration Statement filed on December 29, 2017.
/6/	Incorporated herein by reference to Post-Effective Amendment No. 19 to this Registration Statement filed on April 26, 2018.
/7/	Filed herewith.

Item 27.                      Directors and Officers of the Depositor

The following are the Directors and Officers of Foresters Life Insurance and Annuity Company (unless otherwise noted, an individual’s business address is 40 Wall Street, New York, New York 10005).

Name and Principal Business Address	Position and Office with Foresters Life Insurance and Annuity Company
Sonia A. Baxendale	Director
Matthew Berman	President and Director
James R. Boyle	Director
Carol Lerner Brown	Secretary
Francis X. Gannon Raritan Plaza 1 Edison, NJ 08837	Chief Financial Officer and Treasurer
Jason Helbraun	Assistant Vice President
Mehul N. Kapadia	Chief Information Officer and Vice President, IT & Business Transformation
Martha E. Marcon	Director
J. Steven McDonald	International Finance Officer
E. Blake Moore, Jr.	Director
Jeremy W. Ragsdale	Vice President, Product Development & Pricing
David Schimmel Raritan Plaza 1 Edison, NJ 08837	Vice President
John Shey	Assistant Vice President
Sonal Vyas	Assistant Vice President, US Statutory Reporting
Greg Walter	Senior Vice President, Insurance Operations
Wendy Watson	Director
René Zanin	Director

Item 28.                          Persons Controlled by or Under Common Control with the Depositor orRegistrant

Registrant is a Separate Account of Foresters Life Insurance and Annuity Company, the

Depositor, and, as such, might be deemed to be controlled by Foresters Life Insurance and Annuity Company.  Foresters Life Insurance and Annuity Company’s parent company is Foresters Financial Holding Company, Inc. (FFHC) (Delaware), a holding company.  Set forth below are all persons controlled by FFHC:

Foresters Investor Services, Inc. (New York).  Ownership: 100% owned by FFHC; Principal Business: Transfer Agent; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Financial Services, Inc. (New York).  Ownership:  100% owned by FFHC; Principal Business: Broker-Dealer; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Investment Management Company, Inc. (New York).  Ownership: 100% of voting common stock owned by FFHC; Principal Business: Investment Advisor; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Advisory Services, LLC (Delaware).  Ownership: 100% owned by FFHC; Principal Business: Investment Advisor; Affiliate of Foresters Life Insurance and Annuity Company.

FFHC’s parent company is The Independent Order of Foresters (Canada), a fraternal benefit society.  The organizational chart below sets forth all persons that are controlled by The Independent Order of Foresters.

None of the persons identified in this Item is a subsidiary of the Registrant.  Therefore, the only financial statements filed are those of the Registrant and Foresters Life Insurance and Annuity Company.

*The organizational chart below is current as of January 30, 2019.

Corporate Organization Chart

Item 29.                          Indemnification

Article V of the By‑Laws of Foresters Life Insurance and Annuity Company provides as follows:

Section 5.6     Indemnification of Directors, Officers and Employees.  Any person made, or threatened to be made, a party to an action or proceeding (including, without limitation, one by or in the right of the Corporation to procure a judgment in its favor), whether civil, criminal, administrative or investigative, including an appeal therein, by reason of the fact that he or she, his or her testator or testatrix or intestate then is or was a director, officer or employee of the Corporation, or then serves or has served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity at the request of the Corporation, shall be indemnified by the Corporation against expenses, judgments, fines, attorney’s fees, and amounts paid in settlement to the full extent that officers, directors and employees are permitted to be indemnified by the laws of the State of New York.  The provisions of this section shall not adversely affect any right to indemnification which any person may have apart from the provisions of this section.  The Corporation may also provide for indemnification and advancement of expenses to any director or officer to the extent provided in a resolution of shareholders, resolution of directors or an agreement providing for such indemnification.

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of Foresters Life Insurance and Annuity Company are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 30.                          Principal Underwriter

(a)            Foresters Financial Services, Inc., Underwriter of the Registrant, is also underwriter for:

First Investors Equity Funds
First Investors Income Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Variable Annuity Fund C
First Investors Life Variable Annuity Fund D
First Investors Life Separate Account E

(b)	The following persons are the officers and directors of Foresters Financial Services, Inc.:

(The principal business address of each director and officer listed below is c/o Foresters Legal Department, 40 Wall Street, New York, New York 10005.)

Name and Principal Business Address	Position and Office with Foresters Financial Services, Inc.

Carol Lerner Brown	Assistant Secretary

Francis X. Gannon	Chief Financial Officer and Treasurer

Jason Gerb	Chief Compliance Officer

George D. Karris	Director and Senior Vice President

Susan King	Senior Vice President

E. Blake Moore, Jr.	Chairman of the Board and President

Elizabeth Reilly	Senior Vice President, Advisory and Broker-Dealer Operations

Scott Richardson	Corporate Secretary

Mary Solowey	Vice President

William Stevens	Senior Vice President, Retail Sales

William J. Vogt	Vice President

Gina Walling	AML Compliance Officer

(c)            Not Applicable.

Item 31.                          Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by Foresters Life Insurance and Annuity Company at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage); and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 32.                          Management Services

Not applicable.

Item 33.                          Fee Representation

Registrant hereby makes the following representation:

Representation Regarding Reasonableness of Aggregate Policy Fees and Charges Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940.

Foresters Life Insurance and Annuity Company (“Foresters Life and Annuity”) represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Foresters Life and Annuity under the Policies.  This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policy, prospectus, statement of additional information or otherwise.

SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 20 (“Amendment”) to its Registration Statement on Form N-6 meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and that it has caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Mr. Gannon), on this 26th day of April, 2019.

FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE (SEPARATE ACCOUNT B) (Registrant)

BY: FORESTERS LIFE INSURANCE AND ANNUITY COMPANY /s/ Matthew Berman (Depositor) (On behalf of the Registrant and itself)

By: /s/ Matthew Berman Matthew Berman President and Director

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-6 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Matthew Berman Matthew Berman	President and Director	April 26, 2019

/s/ Francis X. Gannon Francis X. Gannon	Chief Financial Officer and Treasurer	April 26, 2019

/s/ Sonia A. Baxendale Sonia A. Baxendale*	Director	April 26, 2019

/s/ James R. Boyle _ ___ James R. Boyle*	Director	April 26, 2019

/s/ Martha E. Marcon Martha E. Marcon*	Director	April 26, 2019

/s/ E. Blake Moore, Jr. E. Blake Moore, Jr.*	Director	April 26, 2019

/s/ Sonal Vyas Sonal Vyas	Assistant Vice President, US Statutory Reporting	April 26, 2019

/s/ Wendy Watson Wendy Watson*	Director	April 26, 2019

/s/ René Zanin René Zanin*	Director	April 26, 2019

* By: /s/ Matthew Berman                          April 26, 2019
             Matthew Berman
              (Attorney-in-Fact)

INDEX OF EXHIBITS

Exhibit Number	Description

26(n)	Consent of Independent Certified Public Accountants

26(r)	Power of Attorney for Sonia A. Baxendale, Matthew Berman, James R. Boyle, Martha E. Marcon, E. Blake Moore, Jr., Wendy Watson and René Zanin.